   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2002

                                                       REGISTRATION NOS. 33-2081
                                                                       811-04490

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]
PRE-EFFECTIVE AMENDMENT NO.                                            [_]

POST-EFFECTIVE AMENDMENT NO. 33                                        [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]
AMENDMENT NO. 33                                                       [X]

                     JOHN HANCOCK VARIABLE SERIES TRUST I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              JOHN HANCOCK PLACE
                 INSURANCE AND SEPARATE ACCOUNTS - LAW SECTOR
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (617) 572-8020
                        (REGISTRANT'S TELEPHONE NUMBER)

                           RONALD J. BOCAGE, ESQUIRE
                 INSURANCE AND SEPARATE ACCOUNTS - LAW SECTOR
                              JOHN HANCOCK PLACE
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

                          THOMAS C. LAUERMAN, ESQUIRE
                                FOLEY & LARDNER
                              3000 K Street N.W.
                            WASHINGTON, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

     [_] Immediately upon filing pursuant to paragraph (b)

     [X] On May 1, 2002 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] On May 1, 2002 pursuant to paragraph (a)(1)

     [_] 75 days after filing pursuant to paragraph (a)(2)

     [_] On (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

As with all mutual
funds, the
Securities and
Exchange
Commission has not
judged whether the
funds of the John
Hancock Variable
Series Trust I are
good investments
or whether the
information in
this prospectus is
adequate and
accurate. Anyone
who tells you
otherwise is
committing a
federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

May 1, 2002

Equity Index Fund
Large Cap Value Fund
Large Cap Value CORE SM Fund
Large Cap Growth Fund
Large Cap Aggressive Growth Fund
Growth & Income Fund
Fundamental Value Fund
Multi Cap Growth Fund
Fundamental Growth Fund
Small/Mid Cap CORE SM Fund
Small/Mid Cap Growth Fund
Small Cap Equity Fund
Small Cap Value Fund
Small Cap Growth Fund
International Equity Index Fund
International Opportunities Fund
International Opportunities B Fund
Emerging Markets Equity Fund
Real Estate Equity Fund
Health Sciences Fund
Managed Fund
Global Balanced Fund
Short-Term Bond Fund
Bond Index Fund
Active Bond Fund
High Yield Bond Fund
Global Bond Fund
Money Market Fund
                 Managed by John Hancock Life Insurance Company
                               John Hancock Place
                                Boston, MA 02117

Contents

--------------------------------------------------------------------------------
John Hancock Variable Series Trust I ("Trust")

A fund-by-fund summary of goals, strategies and risks.

Policies and instructions for opening, maintaining and closing an account in any fund


Further information on the funds

Further information on the Trust

Additional subadviser information

Overview                                     1

Your Investment Choices                      2
Equity Index Fund                            8
Large Cap Value Fund                        10
Large Cap Value CORE SM Fund                12
Large Cap Growth Fund                       14
Large Cap Aggressive Growth Fund            16
Growth & Income Fund                        18
Fundamental Value Fund                      22
Multi Cap Growth Fund                       24
Fundamental Growth Fund                     26
Small/Mid Cap CORE SM Fund                  28
Small/Mid Cap Growth Fund                   30
Small Cap Equity Fund                       32
Small Cap Value Fund                        34
Small Cap Growth Fund                       36
International Equity Index Fund             38
International Opportunities Fund            40
International Opportunities B Fund          42
Emerging Markets Equity Fund                44
Real Estate Equity Fund                     46
Health Sciences Fund                        50
Managed Fund                                52
Global Balanced Fund                        56
Short-Term Bond Fund                        58
Bond Index Fund                             60
Active Bond Fund                            62
High Yield Bond Fund                        64
Global Bond Fund                            66
Money Market Fund                           68

Your Account                                70
Investments in shares of the funds          70
Share price                                 70
Valuation                                   70
Conflicts                                   70

Funds' Expenses                             71

Dividends and Taxes                         71
Dividends                                   71
Taxes                                       71

Trust Business Structure                    72

Appendix A                                  73

Appendix B                                  75

For more information                back cover

Overview

--------------------------------------------------------------------------------
FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 6. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Financial Highlights The fund's operating performance per share, measured year-by-year.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Han-cock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2001, John Hancock and its affiliates managed approximately $124 billion in assets, of which it owned approximately $81 billion.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. John Hancock also overseas the allocation of a fund's assets between subadvisers for those funds that are "multi-managed" (Growth & Income, Real Estate Equity and Managed Funds), and manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

--------------------------------------------------------------------------------
The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. 28 of these funds are available under your variable contract. Each fund has its own strategy and its own risk/reward profile.The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by invest-ment style.

Capitalization            Equity funds can be categorized by market capital-
                          ization, which is defined as the market value of all shares of a company's stock. Capitalization requirements for each equity fund are described in the "Goal and Strategy" discussion for the fund and will differ from fund to fund within each cap-italization category. For more information on these capitalization requirements, turn to page 5.
                          In volatile market environments, a fund's market cap exposure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transaction costs.


                          Large Cap Funds:
.. Equity Index Fund       These funds invest primarily in large, well-estab-
                          lished companies that typically are very actively
.. Large Cap Value         traded and provide more stable investment returns
  Fund over time. Large cap funds are appropriate for investors who want the least volatile investment
.. Large Cap Value         returns within the overall equity markets.
  CORE SM Fund

.. Large Cap Growth
  Fund

.. Large Cap Aggres-
  sive Growth Fund

                          Large/Mid Cap Funds:
.. Growth & Income         These funds invest primarily in large cap and mid
  Fund                    cap companies. The capitalization of these funds
                          can shift over time from primarily large cap to
.. Fundamental Value       primarily mid cap or vice versa depending on where
  Fund                    the manager identifies investment opportunities.
                          These funds are generally more volatile than pure
.. Fundamental Growth      large cap funds, but generally less volatile than
  Fund                    pure mid cap funds.

                          Mid Cap Funds:
                          These funds invest primarily in medium-sized, less established companies that are less actively traded and provide more share price volatility over time than large cap stocks. Mid cap funds are appropriate for investors who are willing to accept more volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.

                          Small/Mid Cap Funds:
.. Small/Mid Cap           These funds invest primarily in mid cap and small
  CORE SM Fund            cap companies. The capitalization of these funds
                          can shift over time from primarily mid cap to pri-
.. Small/Mid Cap           marily small cap or vice versa depending on where
  Growth Fund             the manager identifies investment opportunities.
                          These funds are generally more volatile than pure mid cap funds, but generally less volatile than pure small cap funds.


                          Small Cap Funds:
.. Small Cap Equity        These funds invest primarily in small newly estab-
  Fund                    lished companies that are less actively traded and
                          have a high level of share price volatility over
.. Small Cap Value         time. Small cap funds are appropriate for invest-
  Fund                    ors who are willing to accept the most volatile
                          investment returns within the overall equity mar-
.. Small Cap Growth        kets for the potential reward of higher long-term
  Fund                    returns.

                           Multi Cap Funds:
.. Multi Cap Growth         These Funds invest in large cap, mid cap and small
  Fund cap companies. The capitalization of these Funds can shift over time depending on where the manager identifies investment opportunities. These Funds are generally more volatile than pure large cap Funds, but generally less volatile than pure small cap Funds.

Investment Style

                           Value Funds:
.. Large Cap Value          Value funds invest in companies that are attrac-
  Fund                     tively priced, considering their asset and earnings
                           history. These stocks typically pay above average
.. Large Cap Value          dividends and have low stock prices relative to
  CORE SM Fund             measures of earnings and book value. Value funds
                           are appropriate for investors who want some divi-
.. Fundamental Value        dend income and the potential for capital gains,
  Fund                     but are less tolerant of share-price fluctuations.


.. Small Cap Value
  Fund
                           Growth Funds:
.. Large Cap Growth         Growth funds invest in companies believed to have
  Fund                     above-average prospects for capital growth due to
                           their strong earnings and revenue potential. Growth
.. Large Cap Aggres-        stocks typically have high stock prices relative to
  sive Growth Fund         measures of earnings and book value. Growth funds
                           are appropriate for investors who are willing to
.. Fundamental Growth       accept more share-price volatility for the poten-
  Fund                     tial reward of higher long-term returns.

.. Multi Cap Growth
  Fund

.. Small Mid/Cap
  Growth Fund

.. Small Cap Growth
  Fund

                           Blend Funds:
.. Equity Index Fund        Blend funds invest in both value and growth compa-
                           nies. Blend funds are appropriate for investors who
.. Growth & Income          seek both dividend and capital appreciation charac-
  Fund                     teristics.

.. Small/Mid Cap
  CORE SM Fund

..  Small Cap Equity
   Fund

SECTOR FUNDS
Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific to that sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overall equity market.

.. Real Estate Equity
  Fund

.. Health Sciences
  Fund

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range. Domestic balanced funds invest in U.S. stocks and bonds. Global balanced funds invest in foreign and U.S. stocks and bonds.

.. Managed Fund

.. Global Balanced
  Fund

BOND FUNDS
Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity
                           Bond maturity is a key measure of interest rate risk. A bond's maturity measures the time remaining until the bond matures, or until the repayment of the bond's principal comes due. The longer a bond's maturity, the more sensitive the bond's price is to changes in interest rates.

.. Money Market Fund        Short:

.. Short-Term Bond          These funds invest primarily in bonds with short
  Fund maturities, and maintain a weighted average effec-tive maturity which is typically between one and three years. These funds have less interest rate risk than intermediate-term bond funds.

.. Bond Index Fund          Intermediate:

.. Active Bond Fund         These funds invest in bonds of all maturities and
                           maintain a weighted average effective maturity
.. High Yield Bond          which is typically between three and ten years.
  Fund These funds have more interest rate risk than short-term bond funds.
.. Global Bond Fund

Credit Quality             Credit quality is a measure of the ability of a
                           bond issuer to meet its financial obligations and repay principal and interest. High quality bonds have less credit risk than lower quality bonds.
                           Investment grade bonds typically have "high" or "medium" credit quality ratings (as defined below), while high-yield bonds have "low" credit quality ratings.

.. Money Market Fund        High:

.. Bond Index Fund          These funds focus on the highest-rated, most
                           creditworthy bonds or money market instruments and typically maintain an average credit quality rating of AAA/Aaa (A-1/P-1 for money market funds).

.. Short-Term Bond          Medium:
  Fund

.. Active Bond Fund         These funds invest in bonds of all credit quality
                           levels with a focus on investment grade bonds.
.. Global Bond Fund         These funds typically maintain an average credit
                           quality rating of AA/Aa, A or BBB/Baa.

.. High Yield Bond          Low:
  Fund These funds invest primarily in lower rated bonds-- known as high yield or "junk" bonds. These funds typically maintain a below investment-grade average credit quality rating of BB/Ba or B.

INTERNATIONAL/GLOBAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. Global funds invest both in the United States and abroad. These funds can be categorized by the types of markets they invest in.

.. International            Developed Markets:
  Equity Index Fund

.. International            These funds invest primarily in the larger, well-
  Opportunities Fund       established developed or industralized markets
                           around the world. These funds have a lower level of
.. International            foreign securities risk than emerging market funds.
  Opportunities B
  Fund


.. Emerging Markets         Emerging Markets:
  Equity Fund              These funds invest primarily in developing or
                           emerging markets and have a higher level of foreign securities risk than funds that invest primarily in developed markets. These funds have more return volatility than the overall international/global equity markets.

MARKET CAPITALIZATION DATA
In the following pages of this prospectus, some of the equity funds describe their market capitalization requirements by referring to one or more indexes that are widely recognized as a source of market capitalization data. Publish-ers of an equity index typically define constituents at least annually. The range of market capitalizations for each index changes with daily changes in the overall equity market levels.

Market capitalization ranges for the following indexes are based on statistics at year-end 2001:

                           Smallest     Largest      Weighted Average      Used with the following
    Index                   Stock        Stock     Market Capitalization          Fund(s):
Russell 1000(R) Value    $230 million $269 billion       $64 billion     Large Cap Value
                                                                         Large Cap Value CORESM
Russell 1000(R) Growth   $240 million $398 billion      $126 billion     Large Cap Growth
                                                                         Large Cap Aggressive Growth
Russell 2500(TM)                    0 $7.7 billion     $1.85 billion     Small/Mid Cap CORESM
Russell 2500(TM) Growth             0 $7.7 billion     $1.69 billion     Small/Mid Cap Growth
Russell 2000(R)                     0   $3 billion      $850 million     Small Cap Equity
Russell 2000(R) Value               0   $3 billion      $850 million     Small Cap Value
Russell 2000(R) Growth              0   $3 billion      $840 million     Small Cap Growth

Some of the equity funds also describe investment strategies by referring to investments in companies with market capitalizations that are within the range of capitalizations of a segment of the Russell 3000(R) Index. The market capi-talization related to each segment is typically adjusted on a quarterly basis, but in extraordinary circumstances adjustments may be made as frequently as monthly. Market capitalization ranges for the following segments of that index are based on statistics at year-end 2001:

                                  Approximate          Used with the following
          Segment of Index   Market Capitalization            Fund(s):
300 largest companies in   greater than $6.9 billion Large Cap Value
 the Russell 3000(R)                                 Large Cap Value CORESM
 Index                                               Large Cap Growth
                                                     Large Cap Aggressive Growth
1000 largest companies     greater than $1.4 billion Growth & Income
 in the Russell 3000(R)                              Fundamental Value
 Index                                               Fundamental Growth
                                                     Global Balanced
                                                     Managed
2,800 smallest companies   less than $10.6 billion   Small/Mid Cap CORESM
 in the Russell 3000(R)                              Small/Mid Cap Growth
 Index
2,100 smallest companies   less than $1.6 billion    Small Cap Equity
 in the Russell 3000(R)                              Small Cap Value
 Index                                               Small Cap Growth

The Russell 3000(R) Index, Russell 1000(R) Value Index, Russell 1000(R) Growth Index, Russell Mid Cap(TM) Value Index, Russell 2500(TM) Index, Russell 2500(TM) Growth Index, Russell 2000(R) Index, Russell 2000(R) Value Index and Russell 2000(R) Growth Index are service marks or trademarks of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

ADDITIONAL INFORMATION

Financial Highlights
Tables
The financial highlights tables on the following pages detail the historical performance of each fund, including total return information for the past 5 years (or such shorter period as the fund has been in operation). The "total returns" in each table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). Certain information in each table reflects financial results for a single fund share. The "total investment return" shown for each fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospec-tus to which this prospectus is attached. If the earliest period shown in the financial highlights table is less than a full calendar year, the two "Ratios" shown for that period have been annualized (i.e., projected as if the fund had been in effect for a full year). However, the "total investment return" and "turnover rate" for that period have not been annualized. The financial high-lights have been audited by Ernst & Young LLP, whose report (along with the Trust's financial statements) are included in the Trust's annual report, which is available upon request.

During the year 1999, the Trust entered into a new subadvisory agreement with Morgan Stanley Investment Management Inc. for management of the Emerging Mar-kets Equity Fund. During the year 2000, the Trust entered into a new subadvisory agreement (i) with Morgan Stanley Investment Management Inc. for management of the Real Estate Equity Fund, (ii) with Putnam Investment Manage-ment, LLC for management of the Fundamental Growth and Growth & Income Funds,
(iii) with Capital Guardian Trust Company for management of the Global Bal-anced, Managed, Small Cap Equity and Global Bond Funds, and (iv) with T. Rowe Price International, Inc. for management of the International Opportunities Fund. Had the Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds not amortized premiums and accreted discounts on debt securities, the "ratio of net investment income to average net assets" for the period ended December 31, 2001 would have been 2.29%, 1.38%, 5.32%, 6.37%, 6.28%, 9.35% and 3.96%, respectively.

General
In the following pages, any fund investment strategy that is stated as a per-centage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually vol-atile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such partic-ipation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusu-ally high, the return may be attributable to unusually favorable market condi-tions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand refer-ence for debt obligations generally.

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                                                                               7

Equity Index Fund

GOAL AND STRATEGY

This is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

The manager employs a passive management strategy by normally investing in all stocks included in the Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index.

The manager seeks to replicate as closely as possible the aggregate risk char-acteristics and sector diversification of the Index.

The Fund normally invests in all 500 stocks in the Index, and more then 80% of its assets in securities listed in the Index, but the Fund has no predetermined number of stocks that it must hold. S&P may change the composition of the Index from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain Exchange Traded Funds (ETFs), U.S. dollar denom-inated foreign securities, cash equivalents, and certain derivatives (invest-ments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------

SUBADVISER

SSgA Funds Management, Inc.
(formerly State Street Global Advisors, a division of State Street Bank and Trust Company)
Two International Place
Boston, Massachusetts 02110

Managing, with predecessor, since 1978
Managing Fund since May, 1997
Managed approximately $700 billion in assets at the end of 2001

FUND MANAGERS

John A. Tucker
-----------------
Principal of subadviser
Joined subadviser in 1988

James B. May
-----------------
Principal of subadviser
Joined subadviser in 1989


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997          32.79%
                             1998          28.45%
                             1999          21.08%
                             2000          -9.15%
                             2001         -11.98%


Best quarter: up 21.27%, fourth quarter 1998 Worst quarter: down 14.68%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*

               Fund   Index
1 year        -11.98% -11.87%
5 years        10.55%  10.70%
Life of Fund   11.84%  12.13%

Index:S&P 500 Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's per-formance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997      1998      1999      2000       2001
Net asset value,
 beginning of period     $  11.10  $  14.21  $  17.70  $  20.46     $17.64
Income from investment
 operations:
 Net investment income
  (loss)                     0.24      0.25      0.27      0.22       0.19
 Net realized and
  unrealized gain (loss)
  on investments*            3.41      3.76      3.41     (2.09)     (2.30)
 Total from investment
  operations                 3.65      4.01      3.68     (1.87)     (2.11)
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.29)    (0.24)    (0.26)    (0.23)     (0.19)
 Distributions from net
  realized gain on
  investments sold          (0.25)    (0.28)    (0.66)    (0.72)     (0.49)
 Distributions in excess
  of income, capital
  paid in & gains             --        --        --        --         --
 Total distributions        (0.54)    (0.52)    (0.92)    (0.95)     (0.68)
Net asset value, end of
 period                  $  14.21  $  17.70  $  20.46  $  17.64   $  14.85
Total investment
 return***                  32.79%    28.45%    21.08%    (9.15)%   (11.98)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $101,390  $232,578  $451,296  $525,659   $538,791
Ratio of expenses to
 average net assets
 (%)****                     0.00%     0.00%     0.00%     0.19%      0.20%
Ratio of net investment
 income (loss) to
 average net assets (%)      1.97%     1.59%     1.42%     1.12%      1.20%
Turnover rate (%)           64.56%    43.31%    55.24%    34.11%     17.61%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations on May 1, 1996.
*** Includes the effect of a voluntary capital contribution from John Hancock of $0.04 per share for year ended 1997. The Total Investment Return with-out the capital contribution would have been 32.47% for the year ended 1997.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.65%, 0.34% and 0.22% for the years ended December 31, 1997, 1998 and 1999, respectively.
(1) Excludes merger activity.

Large Cap Value Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and substantial dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies paying above-average dividends.

The manager employs a value approach in selecting stocks using proprietary equity research. Stocks are purchased that are undervalued by various measures such as the stock's current price relative to its earnings potential.

The manager looks for companies with:

.. established operating history;

.. above-average dividend yield relative to the S&P 500 Index;

.. low price/earnings ratio relative to the S&P 500 Index;
.. sound balance sheet and other positive financial characteristics; and

.. low stock price relative to the company's underlying value.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 100 to 175 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Value Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, high and medium quality debt securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 1996
Managed approximately $131 billion in assets at the end of 2001

FUND MANAGERS
Management by Investment Advisory Committee

Brian C. Rogers, CFA, CIC
-----------------
Committee Chairman
Director of subadviser
Joined subadviser in 1982


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                    [GRAPH]

                              1997         28.56%
                              1998          9.26%
                              1999          3.28%
                              2000         12.97%
                              2001          1.25%


Best quarter: up 12.86%, fourth quarter 1999 Worst quarter: down 8.58%, third quarter 1999

Average annual total return -- for periods ending 12/31/2001*

               Fund  Index
1 year         1.25% -5.59%
5 years       10.66% 11.14%
Life of fund  11.87% 12.45%

Index:Russell 1000(R) Value Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:         1997      1998      1999      2000      2001
Net asset value, beginning of
 period                        $ 11.09  $  13.57  $  14.02  $  13.49  $  14.38
Income from investment
 operations:
 Net investment income (loss)     0.29      0.28      0.27      0.27      0.22
 Net realized and unrealized
  gain (loss) on investments*     2.84      0.96      0.18      1.45     (0.05)
 Total from investment
  operations                      3.13      1.24      0.45      1.72      0.17
Less distributions:
 Distributions from net
  investment income and
  capital paid in                (0.29)    (0.28)    (0.27)    (0.29)    (0.22)
 Distributions from net
  realized gain on
  investments sold               (0.36)    (0.51)    (0.71)    (0.53)    (0.18)
 Distributions in excess of
  income & gains                   --        --        --      (0.01)      --
 Total distributions             (0.65)    (0.79)    (0.98)    (0.83)    (0.40)
Net asset value, end of
 period                        $ 13.57  $  14.02  $  13.49  $  14.38  $  14.15
Total investment return          28.56%     9.26%     3.28%    12.97%     1.25%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)             $73,269  $123,365  $155,849  $204,535  $260,646
Ratio of expenses to average
 net assets (%)**                  1.0%     0.92%     0.85%     0.78%     0.82%
Ratio of net investment
 income (loss) to average net
 assets (%)                       2.42%     2.08%     1.88%     2.04%     1.54%
Turnover rate (%)                19.21%    18.46%    32.62%    42.12%    18.19%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06% for the year ended Decem-ber 31, 1997.

Large Cap Value CORE SM Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager selects stocks using a combination of quantitative techniques and fundamental equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quan-titative model. "CORE SM" is a service mark of Goldman, Sachs & Co. The manager identifies stocks that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 1000(R) Value Index. Stocks are purchased that have:

.. Low to modest valuation characteristics relative to general market measures, such as price/earnings ratio, book value and other fundamental accounting measures, and

.. favorable prospects for capital appreciation and/or dividend paying ability.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 1000(R) Value Index. The Fund is broadly diversified by sector.

The Fund normally invests in 100 to 350 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large-cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Value Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those compa-nies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management
Division of Goldman, Sachs & Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since August, 1999
Managed approximately $330 billion
in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000       5.12%
                               2001      -4.75%


Best quarter: up 8.62%, third quarter 2000 Worst quarter: down 10.86%, fourth quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year        -4.75% -5.59%
Life of fund   1.57%  1.19%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                         1999**     2000     2001
Net asset value, beginning of period              $10.00  $ 10.16  $ 10.42
Income from investment operations:
 Net investment income (loss)                       0.04     0.15     0.09
 Net realized and unrealized gain (loss) on
  investments*                                      0.31     0.36    (0.58)
 Total from investment operations                   0.35     0.51    (0.49)
Less distributions:
 Distributions from net investment income and
  capital paid in                                  (0.04)   (0.16)   (0.09)
 Distributions from net realized gain on
  investments sold                                 (0.14)   (0.06)     --
 Distributions in excess of income & gains         (0.01)   (0.03)     --
 Total distributions                               (0.19)   (0.25)   (0.09)
Net asset value, end of period                    $10.16  $ 10.42  $  9.83
Total investment return                             3.58%    5.12%   (4.75)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $6,371  $18,164  $60,832
Ratio of expenses to average net assets (%)***      0.85%    0.85%    0.85%
Ratio of net investment income (loss) to average
 net assets (%)                                     1.13%    1.54%    0.98%
Turnover rate (%)                                  30.90%   59.15%   74.91%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17%, 1.09%, and .88% for the years ended December 31, 1999, 2000, and 2001, respectively.

Large Cap Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund is "non-diversified" which means it can take larger positions in indi-vidual issuers. The Fund normally invests in 75 to 160 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capital-ization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

Mark C. Lapman
-----------------
President and CEO of subadviser
Joined subadviser in 1982

John C. Forelli
-----------------
Senior Vice President of subadviser
Joined subadviser in 1990
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1991         25.50%
                             1992          9.90%
                             1993         13.80%
                             1994         -0.98%
                             1995         31.64%
                             1996         18.27%
                             1997         30.89%
                             1998         39.51%
                             1999         24.07%
                             2000        -17.89%
                             2001        -17.54%


Best quarter: up 27.79%, fourth quarter 1998 Worst quarter: down 21.05%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund    Index
1 year        -17.54% -20.42%
5 years         8.94%   8.27%
10 years       11.46%  10.79%
Life of fund  -12.49%  12.33%

Index:Russell 1000(R) Growth Index

* Began operations on March 29, 1986.
14

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended
 December 31:                1997        1998        1999        2000       2001
Net asset value,
 beginning of period     $  17.49  $    20.82  $    26.19  $    27.33   $  18.89
Income from investment
 operations:
 Net investment income
  (loss)                     0.17        0.14        0.09        0.03       0.04
 Net realized and
  unrealized gain (loss)
  on investments*            5.21        8.05        6.03       (4.89)     (3.36)
 Total from investment
  operations                 5.38        8.19        6.12       (4.86)     (3.32)
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.17)      (0.14)      (0.09)      (0.11)     (0.03)
 Distributions from net
  realized gain on
  investments sold          (1.88)      (2.68)      (4.89)      (2.69)       --
 Distributions in excess
  of income & gains           --          --          --        (0.78)       --
 Total distributions        (2.05)      (2.82)      (4.98)      (3.58)     (0.03)
Net asset value, end of
 period                  $  20.82  $    26.19  $    27.33  $    18.89   $  15.54
Total investment return     30.89%      39.51%      24.07%     (17.89)%   (17.54)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $754,398  $1,126,764  $1,382,473  $1,146,787   $770,915
Ratio of expenses to
 average net assets (%)      0.44%       0.41%       0.39%       0.46%      0.41%
Ratio of net investment
 income (loss) to
 average net assets (%)      0.86%       0.59%       0.33%       0.10%      0.23%
Turnover rate (%)           83.82%      56.41%      37.42%      89.30%     63.96%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Large Cap Aggressive Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large established U.S. com-panies that are believed to offer above-average potential for long-term growth in revenues and earnings.

The manager selects stocks using proprietary company-specific research that focuses on firms:

.. offering superior earnings growth that is not fully reflected in current mar-ket valuations,

.. having prospective earnings growth rates substantially above that of the S&P
  500, and

.. exhibiting strong management, superior industry positions and excellent bal-ance sheets.

The Fund employs aggressive investment strategies and invests most of its assets in a relatively small number of companies, with the 25 most highly regarded stocks representing a majority of the Fund's assets. The manager selects stocks without regard to any predefined sector selection criteria.

The manager actively trades and adjusts the Fund's holdings to capitalize on market fluctuations. The manager typically:

.. increases investment in favored securities and reduces the number of holdings in declining markets, and

.. decreases investment in favored securities and increases the number of hold-ings in rising markets.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 35 to 75 stocks, and at least 80% of its assets in large cap companies. For the purpose of this Fund, "large cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 1000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capital-ization of the 300 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $6.9 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Managing, with predecessors, since 1971
Managing Fund since August, 1999
Managed approximately $455 billion
in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

John H. Fogarty
-----------------
Vice president of subadviser
Joined subadviser in 1988

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [GRAPH]

                               2000      -18.77%
                               2001      -14.69%


Best quarter: up 20.81%, fourth quarter 1999 Worst quarter: down 17.87%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -14.69% -20.42%
Life of fund   -7.52% -11.28%

Index:Russell 1000(R) Growth Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's invest ment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                      1999**         2000      2001
Net asset value, beginning of period          $ 10.00     $  11.94   $  9.52
Income from investment operations:
 Net investment income (loss)                   (0.01)       (0.03)     0.01
 Net realized and unrealized gain (loss) on
  investments*                                   2.03        (2.21)    (1.41)
 Total from investment operations                2.02        (2.24)    (1.40)
Less distributions:
 Distributions from net investment income and
  capital paid in                                 --         (0.11)      --
 Distributions from net realized gain on
  investments sold                              (0.08)       (0.01)      --
 Distributions in excess of income & gains        --         (0.06)      --
 Total distributions                            (0.08)       (0.18)      --
Net asset value, end of period                $ 11.94      $  9.52   $  8.12
Total investment return                         20.18%(1)   (18.77)%  (14.69)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)   $15,074     $ 26,244   $39,738
Ratio of expenses to average net assets
 (%)***                                          1.08%        1.00%     0.97%
Ratio of net investment income (loss) to
 average net assets (%)                         (0.39)%      (0.37)%  (0.06)%
Turnover rate (%)                               18.97%       75.97%    87.90%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17%, 1.05% and 1.06% for the years ended December 31, 1999, 2000 and 2001, respectively.

Growth & Income Fund

GOAL AND STRATEGY

This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.

The Fund employs a multi-style and multi-manager approach with two sub-advis-ers, each of which employs its own investment approach and independently man-ages its portion or portions of the Fund. The Fund uses three distinct invest-ment styles intended to complement each other: growth, value and blend. The allocation across styles as of year-end 2001 is approximately: growth portion 20%, value portion 20% and blend portion 60%. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. Moreover, the allocation between the value and blend portions will be managed so that the value portion will be approximately equal to the growth portion over time. All of these allocation methodologies may change in the future.

Independence Investment LLC ("Independence") manages two portions of the Fund--the value style portion and the blend style portion. Independence selects stocks using a combination of proprietary equity research and quanti-tative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.

Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests its portion of the Fund in 75 to 160 stocks, with at least 65% (usually high-er) of its assets in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater that $1.4 billion.

Putnam Investment Management, LLC ("Putnam") manages the growth style portion of the Fund. Putnam selects stocks using a combination of:

.. a systematic screening approach to rank stocks based on: fundamental cata-lyst (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and

.. proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.

Putnam seeks broad diversification by security and sector and uses risk man-agement tools and qualitative judgment to determine sector and stock-specific weightings. Putnam normally invests in 65 to 120 stocks, with at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capital-izations greater that $1.4 billion.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example:
U.S. dollar denominated foreign securities, certain Exchange Traded Funds
(ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strate-gy. In taking those measures, the Fund may not achieve its investment goal.
-------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at end of 2001

FUND MANAGERS

Management by investment team overseen by:

Paul F. McManus
-----------------
Senior Vice President of subadviser
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991
SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $315 Billion in assets at the end of 2001

FUND MANAGERS

Team Managed By:
4 Portfolio Managers
Average 8 years with Putnam
Average 17 years industry experience
See Appendix B for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]
                              1992         8.90%
                              1993        13.33%
                              1994        -0.56%
                              1995        34.21%
                              1996        20.10%
                              1997        29.79%
                              1998        30.25%
                              1999        16.23%
                              2000       -13.10%
                              2001       -15.44%


Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 16.99%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2 Index 3**
1 year        -15.44% -11.87% -12.45%  -11.87%
5 years         7.62%  10.70%  10.50%   10.70%
10 years       11.06%  12.93%  12.85%   12.93%
Life of fund  -12.02%  13.31%  13.05%   13.31%

Index 1: S&P 500 Index
Index 2: Russell 1000 Index (effective May, 2002)
Index 3: S&P 500 Index (from inception through April, 2002) and Russell 1000 Index (after April, 2002)

*  Began operations on March 29, 1986.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                           1997        1998        1999        2000         2001
Net asset value,
 beginning of period         $14.65      $16.61      $19.49      $20.01   $    14.18
Income from investment
 operations:
 Net investment income
  (loss)                       0.27        0.23        0.20        0.17         0.06
 Net realized and
  unrealized gain (loss)
  on investments*              4.07        4.75        2.88       (2.77)       (2.25)
 Total from investment
  operations                   4.34        4.98        3.08       (2.60)       (2.19)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.27)      (0.23)      (0.20)      (0.40)       (0.06)
 Distributions from net
  realized gain on
  investments sold            (2.11)      (1.87)      (2.36)      (2.69)         --
 Distributions in excess
  of income & gains             --          --          --        (0.14)         --
 Total distributions          (2.38)      (2.10)      (2.56)      (3.23)       (0.06)
Net asset value, end of
 period                      $16.61      $19.49      $20.01      $14.18   $    11.93
Total investment return       29.79%      30.25%      16.23%     (13.10)%     (15.44)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,785,964  $3,670,785  $4,218,841  $3,324,988   $2,476,319
Ratio of expenses to
 average net assets (%)        0.28%       0.27%       0.28%       0.40%        0.72%
Ratio of net investment
 income (loss) to
 average net assets (%)        1.61%       1.24%       0.98%       0.84%        0.49%
Turnover rate (%)             74.56%      48.45%      70.16%     112.94%      104.47%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
(1) Excludes merger activity.

Fundamental Value Fund
(Formerly Large/Mid Cap Value Fund)
GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry- specific valuation criteria.

The manager screens the investable universe for:

.. stocks in the Russell 1000(R) Value Index, or

.. stocks with dividend yields greater than the Russell 1000(R) Index, or

.. stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks, with at least 65% (usually high-er) of its assets in companies with market capitalizations that are within the range of capitalization of the 1,000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $311 billion
in assets at the end of 2001

FUND MANAGERS
Management by Global Research Team overseen by:

Doris Dwyer Chu
-----------------
Vice President of subadviser
Joined subadviser in 1998
Partner and portfolio manager at Grantham, Mayo, Van Otterloo & Co. (1985-1998)

Laurie A. Gabriel
-----------------
Managing Partner of subadviser
Joined subadviser in 1976
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [GRAPH]

                                2000     13.41%
                                2001     -6.99%


Best quarter: up 11.62%, first quarter 2000 Worst quarter: down 11.21%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year        -6.99% -5.59%
Life of fund   4.35%  1.19%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                       1999**     2000      2001
Net asset value, beginning of period            $10.00  $ 10.42  $  11.57
Income from investment operations:
 Net investment income (loss)                     0.03     0.09      0.10
 Net realized and unrealized gain (loss) on
  investments*                                    0.45     1.30     (0.91)
 Total from investment operations                 0.48     1.39     (0.81)
Less distributions:
 Distributions from net investment income and
  capital paid in                                (0.03)   (0.10)    (0.10)
 Distributions from net realized gain on
  investments sold                               (0.02)   (0.08)      --
 Distributions in excess of income & gains       (0.01)   (0.06)      --
 Total distributions                             (0.06)   (0.24)    (0.10)
Net asset value, end of period                  $10.42  $ 11.57     10.66
Total investment return                           4.72%   13.41%    (6.99)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)     $6,101  $15,728  $161,710
Ratio of expenses to average net assets (%)***    1.05%    1.05%     0.99%
Ratio of net investment income (loss) to
 average net assets (%)                           0.94%    0.97%     0.91%
Turnover rate (%)                                23.03%   86.97%    85.20%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42%, 1.36% and 1.20% for the years ended December 31, 1999, 2000 and 2001, respectively.
(1) Excludes merger activity.

Multi Cap Growth Fund
(Formerly Mid Cap Growth Fund)

GOAL AND STRATEGY
This is a non-diversified multi cap stock fund with a growth emphasis that seeks long-term capital appreciation.
The Fund invests primarily in the common stocks of U.S. companies of any size that are believed to offer above-average potential for growth in revenues and earnings.
The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have earnings growth potential that may not be rec-ognized by the investment community.
The manager looks for companies experiencing:
.. above-average growth relative to their peers or the general economy;
.. positive change due to new product developments, improved regulatory environ-
  ment or a new management team;
.. sustainable top-line growth from increased demand and market share gains;
.. dominant and differentiated industry franchise;
.. high barriers to entry for competitors;
.. strong financial profile including recurring revenues, outstanding profit margins and free cash flow generation; and
.. forward thinking management that builds customer loyalty and shareholder val-
  ue.
The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 30 to 100 stocks, with at least 80% of its assets in equities. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund's sector exposures are a result of stock selection as opposed to predetermined allocations. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).
In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Janus Capital Management, LLC
100 Fillmore Street
Denver, Colorado 80206

Managing since 1970
Managing Fund since May, 1996
Managed approximately $182 billion
in assets at the end of 2001

FUND MANAGER

Warren B. Lammert, CFA
-----------------
Executive Vice President of subadviser
Managed fund since May, 2002
Joined subadviser in 1987


PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997          16.66%
                             1998          39.07%
                             1999         118.31%
                             2000         -35.86%
                             2001         -36.93%


Best quarter: up 59.33%, fourth quarter 1999 Worst quarter: down 33.10%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2 Index 3**
1 year        -36.93% -20.16% -24.42%  -20.16
5 years         7.46%   9.01%   8.27%    9.01
Life of fund    7.04%   8.90%   9.75%    8.90

Index 1: Russell Mid Cap Growth Index
Index 2: Russell 1000 Growth Index (effective May, 2002)
Index 3: A composite index combining the performance of the following indices over the periods indicated: Russell Mid CapTM Growth Index (from inception through April, 2002) and Russell 1000(R) Growth Index (after April, 2002).

* Began operations on May 1, 1996.
** John Hancock believes that Index 3 is a more suitable index against which to measure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS
Primary
Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.
Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.
Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.
Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.
Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.
Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
Secondary
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could be- come harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share Interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                        1997      1998       1999       2000       2001
Net asset value,
 beginning of period     $ 10.22   $ 11.93   $  15.12   $  29.22   $  15.60
Income from investment
 operations:
 Net investment income
  (loss)                   (0.02)    (0.09)     (0.19)     (0.05)     (0.06)
 Net realized and
  unrealized gain (loss)
  on investments*           1.73      4.75      17.70     (10.49)     (5.70)
 Total from investment
  operations                1.71      4.66      17.51     (10.54)     (5.76)
Less distributions:
 Distributions from net
  investment income and
  capital paid in            --      (0.15)       --       (1.06)       --
 Distributions from net
  realized gain on
  investments sold           --      (1.32)     (3.41)     (0.41)       --
 Distributions in excess
  of income & gains          --        --         --       (1.61)       --
 Total distributions         --      (1.47)     (3.41)     (3.08)       --
Net asset value, end of
 period                  $ 11.93   $ 15.12   $  29.22   $  15.60   $   9.84
Total investment return    16.66%    39.07%    118.31%    (35.86)%   (36.93)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $40,235   $94,085   $452,937   $393,988   $245,899
Ratio of expenses to
 average net assets
 (%)**                      1.10%     1.10%      0.93%      0.85%      0.94%
Ratio of net investment
 income (loss) to
 average net assets (%)    (0.26)%   (0.64)%    (0.68)%    (0.43)%    (0.49)%
Turnover rate (%)         124.04%   137.01%    106.06%    140.94%    111.69%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% and 1.13% for the years ended December 31, 1997 and 1998, respectively.

Fundamental Growth Fund


GOAL AND STRATEGY

This is a stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large-sized and mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of a systematic screening approach and proprietary fundamental equity research. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprietary quantitative model to rank stocks based on:

.. fundamental catalyst (such as earnings surprise and momentum);

.. valuation (such as price-to sales ratio); and

.. financial strength (such as superior cash flow).

The manager uses fundamental equity research with a global equity research team to identify companies with characteristics such as:

.. strong and innovative management teams;

.. opportunities for above average growth within its industry;

.. strong competitive positioning relative to peers and suppliers;

.. sufficient financial strength to grow the business; and

.. reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's sector and stock-specific weightings. The Fund is broadly diversi-fied by sector. The Fund normally invests in 80 to 150 stocks, with at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 1,000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capi-talizations greater than $1.4 billion. The Fund normally has 10% or less (usu-ally lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02119

Managing since 1937
Managing Fund since August, 2000
Managed approximately $315 billion
in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Eric M. Wetlaufer, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1997

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000       -3.03%
                               2001      -32.23%

Best quarter: up 54.57%, third quarter 1999 Worst quarter: down 31.27%, fourth quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -32.23% -20.16%
Life of fund    0.67%  -1.11%

Index:Russell Mid Cap(TM) Growth Index

* Began operations on August 31, 1999.
26

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                       1999**      2000      2001
Net asset value, beginning of period            $10.00   $ 14.42   $ 12.52
Income from investment operations:
 Net investment income (loss)                    (0.02)    (0.02)    (0.03)
 Net realized and unrealized gain (loss) on
  investments*                                    5.34     (0.44)    (4.01)
 Total from investment operations                 5.32     (0.46)    (4.04)
Less distributions:
 Distributions from net investment income and
  capital paid in                                  --      (0.03)      --
 Distributions from net realized gain on
  investments sold                               (0.90)    (0.76)      --
 Distributions in excess of income & gains         --      (0.65)      --
 Total distributions                             (0.90)    (1.44)      --
Net asset value, end of period                  $14.42   $ 12.52   $  8.48
Total investment return                          54.57%    (3.03)%  (32.23)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)     $9,175   $46,114   $37,897
Ratio of expenses to average net assets (%)***    0.95%     0.96%     1.00%
Ratio of net investment income (loss) to
 average net assets (%)                          (0.55)%   (0.38)%   (0.46)%
Turnover rate (%)                                61.66%   250.46%   118.01%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09%, 1.00% and 1.19% for the years ended December 31, 1999, 2000 and 2001, respectively.
(1) Excludes merger activity.

Small/Mid Cap CORE SM Fund

GOAL AND STRATEGY

This is a small/mid cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small and mid-sized U.S. companies that are believed to offer:

.. favorable prospects for increasing dividends and capital appreciation (i.e., "value" companies); and

.. above-average potential for growth in revenues and earnings (i.e. "growth" companies).

The manager selects stocks using a combination of quantitative techniques and equity research. The manager employs an investment process known as CORE, "Com-puter Optimized, Research-Enhanced," that employs a proprietary quantitative model. "CORE SM" is a service mark of Goldman, Sachs & Co. Stocks are purchased that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 2500(TM) Index.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 2500(TM) Index. The Fund is broadly diversified by sector.

The Fund normally invests in 400 to 700 stocks, and at least 80% of the Fund's assets in small-cap and mid cap companies. For the purpose of this Fund, "small-cap and mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2500(TM) Index. Moreover, the Fund normally invests at least 65% (usually high-er) of its assets in companies with market capitalizations that are within the range of capitalization of the 2,800 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations less than $10.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management Division of Goldman Sachs and Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since May, 1998
Managed approximately $330 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity
Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989


PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1999         20.54%
                             2000          4.63%
                             2001          0.53%

Best quarter: up 19.47%, second quarter 2001 Worst quarter: down 20.01%, fourth quarter 1998

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index
1 year        0.53% 1.22%
Life of fund  3.72% 4.82%

Index: Russell 2500(TM) Index

* Began operations on May 1, 1998.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returnsof the Fund's specific equity investmentcategory may lag the returns of the overall stock market. For exam-ple, the Fund's "small/mid cap" approach carries the risk that in certain mar-kets small/mid cap stocks will underperform large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                    1998**     1999     2000     2001
Net asset value, beginning of period         $10.00   $ 9.02  $  9.82  $  9.82
Income from investment operations:
 Net investment income (loss)                   --      0.02     0.05     0.05
 Net realized and unrealized gain (loss) on
  investments*                                (0.98)    1.77     0.39      --
 Total from investment operations             (0.98)    1.79     0.44     0.05
Less distributions:
 Distributions from net investment income
  and capital paid in                           --     (0.03)   (0.07)  (0.05)
 Distributions from net realized gain on
  investments sold                              --     (0.96)   (0.32)     --
 Distributions in excess of income & gains      --       --     (0.05)     --
 Total distributions                            --     (0.99)   (0.44)  (0.05)
Net asset value, end of period               $ 9.02   $ 9.82  $  9.82  $  9.82
Total investment return                       (9.81)%  20.54%    4.63%    0.53%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)  $5,015   $8,248  $21,636  $46,446
Ratio of expenses to average net assets
 (%)***                                        1.05%    0.94%    0.90%    0.90%
Ratio of net investment income (loss) to
 average net assets (%)                       (0.01)%   0.30%    0.56%    0.52%
Turnover rate (%)                             60.51%  109.12%   94.78%   96.88%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 4.55%, 2.24%, 1.23% and 1.15% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

Small/Mid Cap Growth Fund

GOAL AND STRATEGY

This is a small/mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small and mid-sized U.S. companies that are believed to offer above-average potential for growth in rev-enues and earnings.

The manager selects stocks using a combination of proprietary quantitative and qualitative equity research. Quantitative screening seeks to identify a group of high-quality companies with above-average growth characteristics relative to industry peers. Equity research seeks to identify individual companies from that group with a higher potential for long term earnings growth and capital appreciation.

The manager buys companies that seem attractive based on a combination of cri-teria, among others:

.. Superior historical earnings growth,

.. Prospects for above-average growth,

.. Attractive valuations,

.. Strong market positions,

.. Favorable new products, and

.. Superior management.

The Fund is broadly diversified by sector. The Fund normally invests in 60 to 110 stocks, and at least 80% of its assets in small-cap and mid cap companies. For the purpose of this Fund, "small-cap and mid cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2500(TM) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 2,800 small-est companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations less than $10.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1999
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGERS

Frank J. Boggan, CFA
-----------------
Vice President of subadviser
Joined subadviser in 2001
Managing Director of Palladian Capital
Management (1998-2001)
Portfolio Manager at The Pioneer
Group (1991-1998)

John J. Harrington, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1995     35.96%
                                1996     30.33%
                                1997      3.44%
                                1998      5.61%
                                1999      5.15%
                                2000      9.25%
                                2001      2.83%


Best quarter: up 21.59%, fourth quarter 1998 Worst quarter: down 21.48%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year         2.83% -10.82%  -10.82%
5 Years        5.23%   6.60%   11.20%
Life of fund  11.48%  10.52%   13.88%

Index 1: Russell 2500(TM) Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap(TM) Growth Index (from inception through April, 1999) and Russell 2500(TM) Growth Index (after April, 1999)
*  Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commis-sions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended
 December 31:                1997      1998       1999       2000       2001
Net asset value,
 beginning of period     $  16.52  $  15.39   $  15.94   $  14.03   $  13.70
Income from investment
 operations:
 Net investment income
  (loss)                     0.01     (0.02)     (0.07)     (0.02)     (0.06)
 Net realized and
  unrealized gain (loss)
  on investments*            0.56      0.88       0.74       1.27       0.45
 Total from investment
  operations                 0.57      0.86       0.67       1.25       0.39
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.01)      --       (0.17)       --         --
 Distributions from net
  realized gain on
  investments sold          (1.69)    (0.31)     (2.41)     (1.43)       --
 Distributions in excess
  of income & gains           --        --         --       (0.15)       --
 Total distributions        (1.70)    (0.31)     (2.58)     (1.58)       --
Net asset value, end of
 period                  $  15.39  $  15.94   $  14.03   $  13.70      14.09
Total investment return      3.44%     5.61%      5.15%      9.25%      2.83%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $213,612  $193,332   $181,931   $190,010   $185,232
Ratio of expenses to
 average net assets (%)      0.85%     0.89%      0.85%      0.85%      0.91%
Ratio of net investment
 income (loss) to
 average net assets (%)      0.09%    (0.11)%    (0.27)%    (0.20)%    (0.40)%
Turnover rate (%)          331.19%   162.21%    172.58%    103.19%    113.73%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Small Cap Equity Fund

GOAL AND STRATEGY

This is a small cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to be undervalued relative to long-term earn-ings growth potential.

The manager selects stocks using proprietary fundamental equity research. Research focuses on identifying companies that are believed to be:

.. undervalued (i.e., with current stock price below long-term value);

.. asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs; and

.. dynamic and growing with realistic payback periods for any price premium.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's products, markets, management, suppliers, and competitors.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are managed by individual portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 150 to 300 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capital-ization of the 2,100 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations of less than $1.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS
Team managed by:
5 Portfolio Managers
 Average 19 years with Capital Guardian
 Average 23 years industry experience
Equity Research Team
 23 Research Analysts
 Average 9 years with Capital Guardian
 Average 13 years with industry experience

See Appendix A for more details
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1997        25.57%
                             1998        -5.96%
                             1999        -3.43%
                             2000        -8.89%
                             2001        -3.78%


Best quarter: up 26.90%, fourth quarter 2001 Worst quarter: down 27.11%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year        -3.78%  2.49%    2.49%
5 years         .01%  7.52%    6.55%
Life of fund   1.74%  7.57%    8.09%

Index 1: Russell 2000(R) Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell 2000(R) Value Index (from inception through October, 2000); and Russell 2000(R) Index (after October, 2000)

*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:         1997     1998      1999      2000      2001
Net asset value, beginning of
 period                        $ 10.73  $ 12.40   $ 11.59   $ 10.92   $  9.14
Income from investment
 operations:
 Net investment income (loss)     0.08     0.07      0.09      0.14      0.01
 Net realized and unrealized
  gain (loss) on investments*     2.66    (0.81)    (0.50)    (1.13)    (0.35)
 Total from investment
  operations                      2.74    (0.74)    (0.41)    (0.99)    (0.34)
Less distributions:
 Distributions from net
  investment income and
  capital paid in                (0.08)   (0.07)    (0.07)    (0.45)    (0.01)
 Distributions from net
  realized gain on
  investments sold               (0.99)     --      (0.01)    (0.14)      --
 Distributions in excess of
  income & gains                   --       --      (0.18)    (0.20)      --
 Total distributions             (1.07)   (0.07)    (0.26)    (0.79)    (0.01)
Net asset value, end of
 period                        $ 12.40  $ 11.59   $ 10.92   $  9.14   $  8.79
Total investment return          25.57%   (5.96)%   (3.43)%   (8.89)%   (3.78)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)             $43,261  $64,095   $68,900   $70,031   $71,193
Ratio of expenses to average
 net assets (%)** 2               1.05%    1.05%     0.95%     0.92%     1.00%
Ratio of net investment
 income (loss) to average net
 assets (%)                       0.68%    0.63%     0.78%     1.25%     0.06%
Turnover rate (%)               126.10%  100.83%   117.33%   189.57%    60.73%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.30%, 1.08%, 0.96%, 0.95% and 1.02% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.

Small Cap Value Fund

GOAL AND STRATEGY

This is a small cap stock fund with a value emphasis that seeks long-term capi-tal appreciation.

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fun-damental equity research. The manager generally looks for companies with:

.. Low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historical norm.

.. Low stock price relative to the company's underlying asset values.

.. Above average dividend yield relative to the company's peers or its own his-toric norm.

.. A sound balance sheet and other positive financial characteristics.

.. Catalysts with the potential for value realization such as beneficial manage-ment change, restructuring, or industry consolidation.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 75 to 135 stocks, and at least 80% of its assets in small-cap companies. For the purpose of this Fund, "small-cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Value Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 2100 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations of less than $1.6 billion. The Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since January, 2001
Managed approximately $131 billion
in assets at the end of 2001

FUND MANAGERS
Management by Investment
Advisory Committee

Preston G. Athey, CFA, CIC
-----------------
Managing Director of subadviser
Joined subadviser in 1978

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                              2000        34.19%
                              2001        19.10%

Best quarter: up 15.52%, second quarter 2001 Worst quarter: down 12.81%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year        19.10% 14.02%   14.02%
Life of fund  24.84% 15.28%   15.10%

Index 1:Russell 2000(R) Value Index
Index 2:A composite index combining the performance of the following indices over the periods indicated: Russell 2500(R) Value Index (from inception through December, 2000); and Russell 2000(R) Value Index (after December, 2000).

*  Began operations on August 31, 1999.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Small Cap Value Fund (formerly Small/Mid Cap Value
 Fund) -- Period ended December 31:                 1999**      2000      2001
Net asset value, beginning of period                $10.00   $ 10.13  $  11.70
Income from investment operations:
 Net investment income (loss)                          --       0.01      0.09
 Net realized and unrealized gain (loss) on
  investments*                                        0.49      3.37      2.14
 Total from investment operations                     0.49      3.38      2.23
Less distributions:
 Distributions from net investment income and
  capital paid in                                      --      (0.01)    (0.09)
 Distributions from net realized gain on
  investments sold                                   (0.36)    (1.80)    (0.08)
 Distributions in excess of income & gains             --        --        --
 Total distributions                                 (0.36)    (1.81)    (0.17)
Net asset value, end of period                      $10.13   $ 11.70  $  13.76
Total investment return                               5.08%    34.19%    19.10%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)         $5,570   $29,436  $103,224
Ratio of expenses to average net assets (%)***        1.05%     1.05%     1.05%
Ratio of net investment income (loss) to average
 net assets (%)                                      (0.12)%    0.13%     0.87%
Turnover rate (%)                                    51.97%   220.80%    60.36%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61%, 1.29% and 1.08% for the years ended December 31, 1999, 2000 and 2001, respectively.

Small Cap Growth Fund

GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term cap-ital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to offerabove-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have rapid earnings growth that is not yet widely recognized by the investment community.

The manager looks for companies with:

.. demonstrated annual 20% earnings growth over 3 years and/or similar future growth expectations;

.. dominant market niche or poised to become market leaders; and

.. high quality senior management with coherent business strategies.

The Fund is highly diversified by sector and number of individual stocks. The Fund's sector weightings are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark. The Fund normally invests in 125 to 225 stocks, and at least 80% of its assets in small cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Growth Index. Moreover, the Fund normally invests at least 65% (usually higher) of its assets in companies with market capitalizations that are within the range of capitalization of the 2100 smallest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations of less than $1.6 billion. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1996
Managed approximately $29 billion in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

Bernice S. Behar, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991

Anurag Pandit, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1996



PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997         14.26%
                             1998         14.49%
                             1999         70.38%
                             2000        -21.43%
                             2001        -12.61%


Best quarter: up 45.57%, fourth quarter 1999 Worst quarter: down 26.28%, first quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -12.61% -9.22%
5 years         8.88%  2.87%
Life of fund    7.70%  2.11%

Index: Russell 2000(R) Growth Index

*  Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.

The Fund could underperform its peers or lose money if the manager's invest-ment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                        1997      1998       1999       2000       2001
Net asset value,
 beginning of period     $  9.93   $ 11.34   $  12.99   $  19.12   $  13.47
Income from investment
 operations:
 Net investment income
  (loss)                   (0.02)    (0.05)     (0.21)     (0.02)     (0.08)
 Net realized and
  unrealized gain (loss)
  on investments*           1.44      1.70       9.06      (4.16)     (1.62)
 Total from investment
  operations                1.42      1.65       8.85      (4.18)     (1.70)
Less distributions:
 Distributions from net
  investment income and
  capital paid in          (0.01)      --         --       (1.35)       --
 Distributions from net
  realized gain on
  investments sold           --        --       (2.72)     (0.12)       --
 Distributions in excess
  of income & gains          --        --         --         --         --
 Total distributions       (0.01)      --       (2.72)     (1.47)       --
Net asset value, end of
 period                  $ 11.34   $ 12.99   $  19.12   $  13.47   $  11.77
Total investment return    14.26%    14.49%     70.38%    (21.43)%   (12.61)
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $48,761   $74,849   $179,570   $234,542   $189,401
Ratio of expenses to
 average net assets
 (%)**                      1.00%     1.00%       0.8%      0.82%      0.91%
Ratio of net investment
 income (loss) to
 average net assets (%)    (0.28)%   (0.65)%    (0.70)%    (0.50)%    (0.55)%
Turnover rate (%)          86.23%   101.16%     113.1%     97.73%     91.48%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuations in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 1.12%, 1.05% and .94% for the years ended December 31, 1997, 1998 and 2001, respectively.
(1) Excludes merger activity.

International Equity Index Fund

GOAL AND STRATEGY

This is an international stock fund that seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging mar-kets.

The Fund normally invests in 600 to 1,000 stocks, and more than 80% of its assets in securities listed in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") GDP Index.

The Fund is managed relative to a target mix of the MSCI EAFE GDP Index and, to a lesser extent, the MSCI EMF Index. The EAFE GDP Index includes foreign compa-nies in developed markets, with country index weights based upon a country's Gross Domestic Product (GDP). The EMF Index, known as the Emerging Markets Free Index, includes foreign companies in emerging markets, with country index weights based upon a country's market capitalization.

The manager employs a passive management strategy using quantitative techniques to invest in a representative sample of stocks in the Index. The manager selects stocks in an attempt to track, as closely as possible, the characteris-tics of the Index, including country and sector weights.

The Index composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how deriva-tives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "MSCI EAFE GDP Index" and "MSCI EMF Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.
--------------------------------------------------------------------------------


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years




                                    [GRAPH]

                              1992        -1.80%
                              1993        32.10%
                              1994        -6.25%
                              1995         8.01%
                              1996         9.19%
                              1997        -5.03%
                              1998        20.82%
                              1999        30.87%
                              2000       -17.42%
                              2001       -20.30%


Best quarter: up 20.91%, fourth quarter 1998 Worst quarter: down 15.90%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2**
1 year        -20.30% -21.93%  -20.02%
5 years        -0.23%   3.23%    1.84%
10 years        3.58%   6.43%    5.11%
Life of fund   -4.98%   6.47%    4.10%

Index 1:  MSCI EAFE GDP Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from inception through April,1998); MSCI EAFE GDP Index (from May, 1998 through June, 1999); and 90% MSCI EAFE GDP Index/10% MSCI EMF Index (after June, 1999)
*  Began operations on May 2, 1988.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1986
Managing Fund since May, 1998
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS

Bradford S. Greenleaf, CFA
-----------------
Senior Vice President of subadviser
Joined team in 2000
Joined subadviser in 1994

David P. Nolan, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1996

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's per-formance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's invest-ments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk:  Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997       1998      1999      2000       2001
Net asset value,
 beginning of period     $  16.83   $  15.20  $  15.56  $  19.64   $  15.39
Income from investment
 operations:
 Net investment income
  (loss)                     0.13       0.23      0.21      0.23       0.22
 Net realized and
  unrealized gain (loss)
  on investments*           (0.97)      2.91      4.51     (3.64)     (3.32)
 Total from investment
  operations                (0.84)      3.14      4.72     (3.41)     (3.10)
Less distributions:
 Distributions from net
  investment income and
  capital paid-in           (0.13)     (0.23)    (0.21)    (0.25)     (0.22)
 Distributions from net
  realized gain on
  investments sold          (0.66)     (2.55)    (0.38)    (0.59)       --
 Distributions in excess
  of income & gains           --         --      (0.05)      --         --
 Total distributions        (0.79)     (2.78)    (0.64)    (0.84)     (0.22)
Net asset value, end of
 period                  $  15.20   $  15.56  $  19.64  $  15.39   $  12.07
Total investment return     (5.03)%    20.82%    30.87%   (17.42)%   (20.30)%
Ratios and supplemental
 data
Net assets, end of
 period (000s omitted)   $152,359   $173,137  $244,017  $195,012   $122,020
Ratio of expenses to
 average net assets
 (%)**                       0.79%      0.56%     0.31%     0.28%      0.27%
Ratio of net investment
 income (loss) to
 average net assets (%)      0.78%      1.45%     1.26%     1.40%      1.66%
Turnover rate (%)           83.13%    158.63%    19.01%    14.86%      8.31%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.63%, 0.38%, 0.37% and .40% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

International Opportunities Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., pri-marily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identi-fies companies that:

.. are capable of achieving sustainable above-average, long-term earnings growth;

.. are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

.. have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

.. leading market position or technological leadership;

.. attractive business niche;

.. healthy balance sheets with relatively low debt;

.. strong competitive advantage;

.. strength of management; and

.. earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 45 countries.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 1996
Managed approximately $26 billion in assets at the end of 2001

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                               1997       1.95%
                               1998      15.92%
                               1999      34.01%
                               2000     -16.36%
                               2001     -20.93%


Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 15.00%, first quarter 2001

Average annual total returns(/1/) -- for periods ending 12/31/2001*

               Fund   Index
1 year        -20.93% -19.50%
5 years         0.93%   0.89%
Life of fund    1.98%   0.83%

Index:MSCI All Country World Free Index, Excluding U.S.

*  Began operations on May 1, 1996.
40

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:     1997     1998     1999      2000          2001
Net asset value,
 beginning of period       $ 10.60  $ 10.63  $ 12.21  $  15.17      $  11.85
Income from investment
 operations:
 Net investment income
  (loss)                      0.10     0.11     0.10      0.07          0.06
 Net realized and
  unrealized gain (loss)
  on investments*             0.11     1.57     3.95     (2.57)        (2.53)
 Total from investment
  operations                  0.21     1.68     4.05     (2.50)        (2.47)
Less distributions:
 Distributions from net
  investment income and
  capital paid in            (0.10)   (0.10)   (0.11)    (0.15)        (0.08)
 Distributions from net
  realized gain on
  investments sold           (0.08)     --     (0.94)    (0.62)          --
 Distributions in excess
  of income & gains            --       --     (0.04)    (0.05)          --
 Total distributions         (0.18)   (0.10)   (1.09)    (0.82)        (0.08)
Net asset value, end of
 period                    $ 10.63  $ 12.21  $ 15.17  $  11.85       $  9.30
Total investment return       1.95%   15.92%   34.01%   (16.36)%(1)   (20.93)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)            $30,631  $64,250  $79,794  $120,034      $ 83,591
Ratio of expenses to
 average net assets (%)**     1.22%    1.16%    1.02%     0.93%         1.00%
Ratio of net investment
 income (loss) to average
 net assets (%)               0.65%    0.89%    0.77%     0.47%         0.64%
Turnover rate (%)            21.09%   18.67%   34.02%    37.92%(1)     33.31%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57%, 1.46%, 1.15%, 1.09% and 1.16% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.
(1) Excludes merger activity.

International Opportunities B Fund
(Formerly International Equity Fund)

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., pri-marily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identi-fies companies that:

.. are capable of achieving sustainable above-average, long-term earnings growth;

.. are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

.. have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

.. leading market position or technological leadership;

.. attractive business niche;

.. healthy balance sheets with relatively low debt;

.. strong competitive advantage;

.. strength of management; and

.. earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 45 countries.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 2002
Managed approximately $26 billion in assets at the end of 2001

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995


PAST PERFORMANCE
The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000      -14.37%
                               2001      -22.86%

Best quarter: up 22.28%, fourth quarter 1999 Worst quarter: down 15.42%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index 1 Index 2 Index 3**
1 year        -22.86% -21.21% -19.50%  -21.21%
Life of fund   -8.97%  -9.03%  -8.48%   -9.03%

Index 1: MSCI EAFE Index
Index 2: MSCI All Country World Free index, Exluding U.S. (effective May, 2002) Index 3: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from inception through April, 2002) and MSCI All Country World Free Index, Excluding U.S. (after April, 2002)

*  Began operations on August 31, 1999.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.
42

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements.

Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                         1999**      2000      2001
Net asset value, beginning of period              $ 10.00  $ 11.95   $  9.85
Income from investment operations
 Net investment income (loss)                        0.01     0.06      0.05
 Net realized and unrealized gain (loss) on
  investments*                                       2.12    (1.78)    (2.29)
 Total from investment operations                    2.13    (1.72)    (2.24)
Less distributions:
 Distributions from net investment income and
  capital paid in                                   (0.01)   (0.04)    (0.06)
 Distributions from net realized gain on
  investment                                        (0.17)   (0.30)      --
 Distributions in excess of income & gains            --     (0.04)      --
 Total distributions                                (0.18)   (0.38)    (0.06)
Net asset value, end of period                    $ 11.95  $  9.85   $  7.55
Total investment return                             21.49%  (14.37)%  (22.86)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $12,430  $15,716   $29,915
Ratio of expenses to average net assets (%)***       1.10%    1.10%     1.16%
Ratio of net investment income (loss) to average
 net assets (%)                                      0.21%    0.53%     0.46%
Turnover rate (%)                                   26.76%   75.41%    82.88%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.71%, 1.76% and 1.27% for the years ended December 31, 1999, 2000 and 2001, respectively.

Emerging Markets Equity Fund

GOAL AND STRATEGY

This is an emerging markets stock fund that seeks long-term capital apprecia-tion.

The Fund normally invests at least 80% of its assets in companies economically linked to countries having economies or markets generally considered by the World Bank or United Nations to be emerging or developing. For purposes of this Fund, a company is considered to be "economically linked" to an emerging market country if (i) the company's principal securities trading market is in emerging market country; (ii) alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or serv-ices performed in emerging markets, (iii) it is organized under the laws of, or has a principal office in, an emerging market country; or (iv) the subadviser determines that the company's stock price will be significantly impacted or driven by events in emerging market countries.

The manager's investment approach combines top-down country allocation with bottom-up stock selection. In making country allocation decisions, the manager analyzes the global environment and selects countries with:

.. Improving macroeconomic, political and social trends, and

.. attractive valuation levels.

The manager selects stocks using fundamental proprietary research to identify companies that have:

.. strong earnings growth potential,

.. reasonable valuations, and

.. shareholder-focused management, dominant products, and well established dis-tribution channels.

The Fund normally invests in 100 to 350 stocks and in 15 to 30 countries. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (EFTS), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since August, 1999
Managed approximately $178 billion in assets at the end of 2001


FUND MANAGERS

Management by investment team overseen by:

Narayan Ramachandran, CFA
-----------------
Managing Director of subadviser
Joined subadviser in 1996

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1999     81.37%
                                2000    -40.11%
                                2001     -3.63%


Best quarter: up 50.45%, fourth quarter 1999 Worst quarter: down 22.54%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year        -3.63% -2.37%
Life of fund  -7.71% -5.86%

Index: MSCI Emerging Markets Free Index

* Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, since the Fund invests primarily in emerging market coun-tries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly- industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the funds perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100% due to the relatively high volatility associated with investing in emerging markets.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                 1998**      1999     2000      2001
Net asset value, beginning of period      $10.00     $7.09   $12.26   $  6.70
Income from investment operations:
 Net investment income (loss)               0.03      0.03    (0.02)     0.05
 Net realized and unrealized gain (loss)
  on investments*                          (2.91)     5.35    (4.91)    (0.29)
 Total from investment operations          (2.88)     5.38    (4.93)    (0.24)
Less distributions:
 Distributions from net investment
  income and capital paid in               (0.03)    (0.01)   (0.01)   (0.02)
 Distributions from net realized gain on
  investments sold                           --      (0.10)   (0.62)      --
 Distributions in excess of income &
  gains                                      --      (0.42)     --        --
 Total distributions                       (0.03)    (0.53)   (0.63)    (0.02)
 Capital Contributions                       --       0.32      --        --
Net asset value, end of period             $7.09    $12.26    $6.70   $  6.44
Total investment return***                (28.87)%   81.37%  (40.11)%   (3.63)%
Ratios and supplemental data
Net assets, end of period (000s omitted)  $7,310   $32,596  $31,010   $28,956
Ratio of expenses to average net assets
 (%)****                                    1.55%     1.39%    1.32%     1.40%
Ratio of net investment income (loss) to
 average net assets (%)                     0.51%     0.19%   (0.28)%    0.77%
Turnover rate (%)                          53.95%   196.32%  103.90%   120.72%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations on May 1, 1998.
*** Includes the effect of a voluntary capital contribution from John Hancock of $.32 per share for the year ended 1999. The Total Investment Return without the capital contribution would have been 79.02% for the year ended 1999.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 3.69%, 3.44%, 2.49% and 4.02% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

Real Estate Equity Fund

GOAL AND STRATEGY

This is a non-diversified real estate stock fund that seeks above-average income and long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry, including real estate operating companies, real estate investment trusts (REITs) and other similar specialized ownership vehicles.

The Fund invests mostly in stocks of U.S. companies but also invests to a lim-ited extent in foreign stocks.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year end 2001, the assets of the Fund were approximately evenly divided between the subadvisers. Investments in and redemptions from the Fund are evenly divided between the subadvisers. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects real estate stocks using a combination of proprietary, equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's his-tory and the market and have improving earnings growth prospects.

Independence seeks to maintain risk, style and sector characteristics similar to the public equity real estate market. Independence normally invests in 30 to 60 stocks in its portion of the Fund.

Morgan Stanley Investment Management, Inc. ("MSIM") selects real estate stocks using a combination of:

.. top-down, market overview to identify undervalued property sectors and geo-graphic regions; and

.. proprietary, fundamental value-driven equity research to select companies that are attractively priced relative to the value of their underlying real estate assets.

MSIM seeks to maintain broad exposure to key property sectors (i.e., apart-ments, retail and office/industrial). MSIM normally invests in 30 to 60 stocks in its portion of the Fund.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. Each portion of the Fund normally has at least 65% (usually higher) of its assets invested in real estate equity securities and 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund also may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, equity securities of non-real estate businesses whose real estate holdings are significant in relation to their market capitalization, certain Exchange Traded Funds (ETFs),and certain deriv-atives (investments whose value is based on indices and other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strate-gy. In taking those measures, the Fund may not achieve its investment goal.
-------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1988
Managed approximately $20 billion in assets at the end of 2001

Fund Managers

John F. DeSantis
-----------------
Executive Vice President of subadviser
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991

SUBADVISER

Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since June, 2000
Managed approximately $178 billion in assets at the end of 2001

Fund Managers

Management by investment team overseen by:

Theodore R. Bigman
-----------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
-----------------
Executive Director of subadviser
Joined subadviser in 1995

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rel-ative to funds that invest broadly across different sectors of the stock mar-ket.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the pos-sibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.


Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In the future, the Fund's turnover rate may be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.
-------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable con-tracts. Such fees and charges would cause the investment returns under the con-tracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                               1991      33.50%
                               1992      16.00%
                               1993      17.29%
                               1994       2.86%
                               1995      12.31%
                               1996      33.07%
                               1997      17.22%
                               1998     -16.71%
                               1999      -1.69%
                               2000      31.29%
                               2001      -6.61%

Best quarter: up 25.82%, first quarter 1991 Worst quarter: down 17.37%, third quarter 1990

Average annual total returns -- for periods ending 12/31/2001*

               Fund   Index
1 year        -6.61%  10.49%
5 years        6.08%   6.71%
10 years      10.89%  10.47%
Life of fund  -9.20%   6.69%

Index: Wilshire Real Estate Securities Index
*  Began operations on May 16, 1988.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indi-cated):
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997      1998       1999       2000      2001
Net asset value,
 beginning of period       $14.64    $15.91     $12.46     $11.47    $13.67
Income from investment
 operations:
 Net investment income
  (loss)                     0.77      0.77       0.78       0.76      0.67
 Net realized and
  unrealized gain (loss)
  on investments*            1.68     (3.38)     (0.99)      2.73      0.21
 Total from investment
  operations                 2.45     (2.61)     (0.21)      3.49      0.88
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.77)    (0.70)     (0.78)     (1.06)    (0.58)
 Distributions from net
  realized gain on
  investments sold          (0.41)    (0.14)       --       (0.06)    (0.42)
 Distributions in excess
  of income & gains           --        --         --       (0.17)      --
 Total distributions        (1.18)    (0.84)     (0.78)     (1.29)    (1.00)
Net asset value, end of
 period                    $15.91    $12.46     $11.47     $13.67    $13.55
Total investment return     17.22%   (16.71)%    (1.69)%    31.29%    (6.61)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $204,131  $152,789   $126,214   $158,811  $163,653
Ratio of expenses to
 average net assets (%)      0.69%     0.69%      0.70%      0.76%     1.07%
Ratio of net investment
 income (loss) to
 average net assets (%)      5.12%     5.48%      6.38%      5.99%     4.97%
Turnover rate (%)           20.04%    22.69%     12.95%     58.81%    29.07%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chase and withdrawals of shares in relation to the fluctuation in market val-ues of the fund.

Health Sciences Fund

GOAL AND STRATEGY

This is a non-diversified speciality health sciences stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of
(a) companies in the health sciences industries, including pharmaceutical, health-care services, applied research and development, biotechnology, and med-ical technology, equipment and supplies industries or (b) to a more limited extent, companies believed to have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. The Fund invests mostly in stocks of U.S. com-panies but also invests to a large extent in foreign stocks.

The manager selects health sciences and related stocks using proprietary funda-mental equity research and a systematic screening approach. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprietary quantitative model to rank stocks based on:

.. fundamental catalyst (such as earnings surprise and momentum);

.. valuation (such as price-to-sales); and

.. financial strength (such as superior cash flow).

The manager uses fundamental equity research with a health sciences team and global equity research team to identify companies with:

.. strong and innovative management teams;

.. opportunities for above-average growth within its industry;

.. strong competitive positioning relative to peers and suppliers;

.. sufficient financial strength to grow business; and

.. reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's industry and stock specific weightings. The Fund normally invests in 60 to 120 stocks. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain Exchange Traded Funds (ETFs), certain derivatives (in-vestments whose value is based on indices or other securities) and companies with the potential for growth as a result of their particular products, tech-nology, patents or other market advantages in the health-sciences industries.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since May, 2001
Managed approximately $315 billion in assets at the end of 2001

Fund Managers

Managed by Putnam's Health Sciences Sector Team
Average 5 years with Putnam
Average 8 years industry experience
See Appendix B for more details

PAST PERFORMANCE

Because this Fund did not have a full year of operations as of December 31, 2001, no year-by-year total returns or average annual total returns can be shown for this Fund. The Fund intends to compare its performance with the Goldman Sachs Health Care Index and with the S&P 500 Index.
50

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rel-ative to funds that invest broadly across different sectors of the stock mar-ket.

Health Sciences and Related Securities Risk: Health sciences and related equity securities may be affected by changes in the regulatory and competitive environment for health sciences industries and in state and federal government policies relating to the funding of health care services. Other risks include
(i) the possibility that regulatory approval may not be granted for new drugs or other products, (ii) lawsuits against health care companies related to product or service liability issues, and (iii) technological advances that make existing health care products and services obsolete.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                             2001**
Net asset value, beginning of period                                  $10.00
Income from investment operations:
 Net investment income (loss)                                            --
 Net realized and unrealized gain (loss) on investments*               (0.18)
 Total from investment operations                                      (0.18)
Less distributions:
 Distributions from net investment income and capital
  paid in                                                              (0.01)
 Distributions from net realized gain on investments
  sold                                                                   --
 Distributions in excess of income & gains                             (0.01)
 Total distributions                                                   (0.01)
Net asset value, end of period                                         $9.81
Total investment return***                                             (1.85)%
Ratios and supplemental data
Net assets, end of period (000s omitted)                             $29,873
Ratio of expenses to average net assets (%)**                           1.10%
Ratio of net investment income (loss) to average net
 assets (%)                                                            (0.16)%
Turnover rate (%)                                                      37.76%

   * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
  ** Fund began operations on May 1, 2001.
 *** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.19% for the year ended December 31, 2001.

Managed Fund

GOAL AND STRATEGY


This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of:

.. common stocks of large and mid sized U.S. companies, and

.. bonds with an overall intermediate term average maturity.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. At year-end 2001, Independence managed approximately 80% of the assets of the Fund and Capital Guardian managed the remainder. All investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are pur-chased that are undervalued relative to the stock's history and have improving earnings growth prospects. Independence seeks to maintain the equity risk and sector characteristics of its portion of the Fund similar to those of the overall equity market. Independence invests in bonds and bond sectors that are attractively priced based on market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of Treasury securities.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 75 to 160 stocks, with at least 65% (usually higher) in companies with market capitalizations that are within the range of capitalization of the 1000 larg-est companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 per-centage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are divided into segments that are each managed by individual portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts. Capital Guardian's equity sector exposures are a result of stock selection as opposed to prede termined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks, with at least 65% (usually higher) in com-panies with market capitalizations that are within the range of capitalization of the 1000 largest companies in the Russell 3000(R) Index. At year-end 2001, those companies had market capitalizations greater than $1.4 billion. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example:
U.S. dollar denominated foreign securities, certain Exchange Traded Funds
(ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strate-gy. In taking those measures, the Fund may not achieve its investment goal.
-------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGERS
Management by investment team overseen by:

John C. Forelli (equity)
-----------------
Senior Vice President of subadviser
Joined subadviser in 1990

James E. Shallcross (fixed income)
-----------------
Senior Vice President of subadviser
Joined subadvisor in 1991

SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001


FUND MANAGERS

Equity
Managed by team of 22 research analysts
Average of 10 years with Capital Guardian
Average of 14 years industry experience

Fixed Income
Team managed by 4 portfolio managers
Average of 12 years with Capital Guardian
Average of 16 years industry experience

See Appendix A for more details

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of for-eign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1991         22.00%
                              1992          7.70%
                              1993         11.60%
                              1994         -2.23%
                              1995         27.09%
                              1996         10.72%
                              1997         18.72%
                              1998         20.42%
                              1999          9.10%
                              2000          0.03%
                              2001         -2.84%

Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 8.28%, third quarter 2001

Average annual total return -- for periods ending 12/31/2001*

               Fund   Index 1  Index 2 Index 3**
1 year         -2.84% -11.88%   8.42%   -3.72%
5 years         8.67%  10.70%   7.43%    9.39%
10 years        9.63%  12.93%   7.23%   10.26%
Life of fund  -10.59%  13.31%   8.18%   11.02%

Index 1:  S&P 500 Index
Index 2: Lehman Brothers Aggregate Bond Index
Index 3: A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500
    Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)
--------------------------------------------------------------------------------
*  Began operations on March 29, 1986.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended
 December 31:                  1997        1998        1999        2000        2001
Net asset value,
 beginning of period         $13.35      $14.35      $15.64      $15.45      $13.82
Income from investment
 operations:
 Net investment
  income (loss)                0.59        0.46        0.44        0.44        0.28
 Net realized and
  unrealized gain (loss)
  on investments*              1.86        2.43        0.94       (0.45)      (0.67)
 Total from investment
  operations                   2.45        2.89        1.38       (0.01)      (0.39)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.67)      (0.51)      (0.43)      (0.44)      (0.28)
 Distributions from net
  realized gain on
  investments sold            (0.78)      (1.09)      (1.14)      (1.18)      (0.07)
 Distributions in excess
  of income & gains             --          --          --          --          --
 Total distributions          (1.45)      (1.60)      (1.57)      (1.62)      (0.35)
Net asset value, end of
 period                      $14.35      $15.64      $15.45      $13.82      $13.08
Total investment return       18.72%      20.42%       9.10%       0.03%      (2.84)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,800,127  $3,301,910  $3,430,919  $2,995,794  $2,526,703
Ratio of expenses to
 average net assets (%)        0.37%       0.36%       0.36%       0.46%       0.73%
Ratio of net investment
 income (loss) to
 average net assets (%)        4.18%       2.99%       2.75%       2.86%       2.10%
Turnover rate (%)            200.41%     160.57%     203.86%     199.27%     190.73%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
(1) Excludes merger activity.

Global Balanced Fund

GOAL AND STRATEGY

This is a non-diversified global balanced stock and bond fund that seeks income and long-term capital appreciation. The Fund invests primarily in a mix of:

.. U.S. and foreign common stocks of large and mid sized companies within devel-oped markets; and

.. U.S. and foreign bonds with an overall intermediate term average maturity.

The Fund has a target mix of 60% stocks and 40% bonds, but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.

The Fund invests in at least 3 different countries, but normally in 15 to 45 countries.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, cur-rency, sector and individual security exposures, reflecting the aggregate deci-sions of the multiple portfolio managers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's country, currency, sector and individual security exposures. Each manager selects stocks and bonds using proprietary fundamental research that focuses on indentifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. However, the Fund normally invests in 125 to 275 stocks within the equity portion. The Fund may invest:

..  no more than 10% of its equity assets in emerging market stocks; and

..  no more than 15% of its bond assets in high yield and emerging market bonds.

The bond portion of the Fund normally has an average credit rating of "A" or higher. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), high yield debt securi-ties, certain Exchange Traded Funds (ETFs), and certain derivatives (invest-ments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average matu-rity and to implement foreign currency strategies. Currency management strate-gies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS
Team managed by:
 15 Portfolio Managers
 Average 18 years with Capital Guardian
 Average 23 years industry experience

 Global Equity Research Team:
  35 Research Analysts
  Average 9 years with Capital Guardian
  Average 12 years industry experience

See Appendix A for more details

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                   [GRAPH]

                               1997        2.65%
                               1998       17.99%
                               1999        5.11%
                               2000       -9.08%
                               2001       -6.45%


Best quarter: up 13.06%, fourth quarter 1998 Worst quarter: down 9.22%, third quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

  Fund Index 1 Index 2 Index 3**
1 year        -6.45% -16.52% -0.99% -10.19%
5 Years        1.60%   5.74%  2.16%   2.55%
Life of fund   2.58%   6.28%  2.96%   2.75%

Index 1: MSCI World Index
Index 2: Salomon Brothers World Government Bond Index, Unhedged
Index 3:A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World Index (Ex US)/35% Salomon Brothers Non-US Government Bond Index, Unhedged (from inception through April, 2000); and 60% MSCI World Index/40% Salomon Brothers World Government Bond Index, Unhedged (after April, 2000)
*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets between the major asset classes (i.e., stocks and bonds) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general low-er-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk. Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:           1997     1998     1999     2000      2001
Net asset value, beginning of
 period                          $ 10.39  $ 10.11  $ 11.12  $ 10.71     $9.27
Income from investment
 operations:
 Net investment income (loss)       0.33     0.34     0.29     0.23      0.11
 Net realized and unrealized
  gain (loss) on investments*      (0.05)    1.44     0.25    (1.20)    (0.70)
 Total from investment
  operations                        0.28     1.78     0.54    (0.97)    (0.59)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.34)   (0.35)   (0.35)   (0.36)    (0.11)
 Distributions from net
  realized gain on investments
  sold                             (0.22)   (0.42)   (0.44)   (0.01)      --
 Distributions in excess of
  income & gain                      --       --     (0.16)   (0.10)      --
 Total distributions               (0.56)   (0.77)   (0.95)   (0.47)    (0.11)
Net asset value, end of period   $ 10.11  $ 11.12  $ 10.71  $  9.27     $8.57
Total investment return             2.65%   17.99%    5.11%   (9.08)%   (6.45)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                     $25,420  $30,416  $31,577  $28,527   $31,290
Ratio of expenses to average
 net assets (%)**                   1.10%    1.10%    1.00%    0.98%     1.15%
Ratio of net investment income
 (loss) to average net
 assets (%)                         3.18%    3.20%    2.73%    2.32%     1.30%
Turnover rate (%)                  81.04%  103.55%  131.21%  204.98%    53.11%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.56%, 1.82%, 1.31% and 1.27% for the years ended December 31, 1997, 1998, 1999 and 2000, respectively.

Short-Term Bond Fund

GOAL AND STRATEGY

This is a short-term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities, including but not limited to:

.. U.S. Treasury and Agency securities;

.. asset-backed securities and mortgaged-backed securities, including commer-cial-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar denominated).

The manager evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools. The manager invests in bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The manager opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

The Fund normally has:

.. a weighted average effective maturity between one and three years;

.. no more than 15% of its assets in high yield bonds;

.. an average credit quality rating of "A" or higher; and

.. 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1994
Managed approximately $20 billion in assets at the end of 2001

FUND MANAGER

James E. Shallcross
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.


Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1995        11.49%
                              1996         3.61%
                              1997         6.41%
                              1998         5.82%
                              1999         2.96%
                              2000         7.98%
                              2001         8.09%


Best quarter: up 3.87%, second quarter 1995 Worst quarter: down 0.42%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index 1 Index 2 Index 3**
1 year        8.09%  8.79%   8.72%    9.09%
5 year        6.24%  6.71%   6.71%    6.92%
Life of fund  6.04%  6.64%     --     6.87%

Index 1: Lehman Brothers 1-3 Year Government/Credit Bond Index
Index 2: Lehman Brothers 1-3 Year Aggregate Bond Index (effective May, 2002) Index 3: A composite index combining the performance of the following indices over the periods indicated: Merrill Lynch 1-5 Year U.S. Government Bond Index (from inception through April, 1998) and 65% Lehman Brothers 1-3 Year Credit Bond Index/35% Lehman Brothers 1-3 Year Government Bond Index (May, 1998 through April, 2002); Lehman Brothers 1-3 Year Aggregate Bond Index (after April, 2002)
*  Began operations on May 1, 1994.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.
Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general low-er-rated bonds have higher credit risk.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:            1997     1998     1999     2000      2001
Net asset value, beginning of
 period                           $ 10.05  $ 10.08  $ 10.05  $  9.72     $9.86
Income from investment
 operations:
 Net investment income (loss)        0.59     0.61     0.61     0.61      0.52
 Net realized and unrealized
  gain (loss) on investments*        0.03    (0.03)   (0.33)    0.14      0.26
 Total from investment
  operations                         0.62     0.58     0.28     0.75      0.78
Less distributions:
 Distributions from net
  investment income and capital
  paid in                           (0.59)   (0.61)   (0.61)   (0.61)    (0.53)
 Distributions from net realized
  gain on investments sold            --       --       --       --        --
 Distributions in excess of
  income & gains                      --       --       --       --        --
 Total distributions                (0.59)   (0.61)   (0.61)   (0.61)    (0.53)
Net asset value, end of period    $ 10.08  $ 10.05  $  9.72  $  9.86    $10.11
Total investment return              6.41%    5.82%    2.96%    7.98%     8.09%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)                         $51,120  $77,194  $68,844  $80,109  $149,450
Ratio of expenses to average net
 assets (%)                          0.57%    0.53%    0.43%    0.36%     0.48%
Ratio of net investment income
 (loss) to average net
 assets (%)                          5.67%    6.17%    6.25%    6.27%     5.20%
Turnover rate (%)                  108.29%  184.50%  100.04%   52.68%    86.39%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Bond Index Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Lehman Brothers Aggregate Bond Index, which broadly represents the U.S. investment grade bond market.

The manager employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Index.

The Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $150 million including:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar denominated); and

.. foreign government and agency securities (if dollar denominated).

The Fund normally invests more than 80% of its assets in securities listed in the Lehman Brothers Aggregate Bond Index.

The manager selects securities to match, as closely as practicable, the Index's duration, cash flow, sector, credit quality, callability, and other key perfor-mance characteristics. The Index composition may change from time to time. The manager will reflect those changes as soon as practicable. The Fund may hold some cash and cash equivalents, but is normally fully invested.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Mellon Bond Associates, LLP
One Mellon Center
Pittsburgh, Pennsylvania 15258

Managing since 1986
Managing Fund since May, 1998
Managed approximately $61 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

Gregory D. Curran, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1999          -2.57%
                             2000          11.81%
                             2001           7.76%


Best quarter: up 5.35%, Fourth quarter 1998 Worst quarter: down 1.27%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2001*

              Fund  Index 1 Index 2**
1 year        7.76%  8.42%    8.48%
Life of fund  6.46%  6.92%    6.82%

Index 1: Lehman Brothers Aggregate Bond Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Lehman Brothers Government/Credit Bond Index (from inception through January, 2001); and Lehman Brothers Aggregate Bond Index (af-ter January, 2001).

*  Began operations on May 1, 1998.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

.. The securities selected by the manager may not be fully representative of the Index.

.. Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

.. The size and timing of the Fund's cash flows may result in the Fund's perfor-mance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                  1998**     1999      2000      2001
Net asset value, beginning of period      $ 10.00  $ 10.19   $  9.32     $9.74
Income from investment operations:
 Net investment income (loss)                0.42     0.63      0.62      0.57
 Net realized and unrealized gain (loss)
  on investments*                            0.29    (0.89)     0.43      0.17
 Total from investment operations            0.71    (0.26)     1.05      0.74
Less distributions:
 Distributions from net investment
  income and capital paid in                (0.42)   (0.61)    (0.63)    (0.58)
 Distributions from net realized gain on
  investments sold                          (0.10)     --        --      (0.01)
 Distributions in excess of income &
  gains                                       --       --        --        --
 Total distributions                        (0.52)   (0.61)    (0.63)   (0.59)
Net asset value, end of period            $ 10.19  $  9.32   $  9.74     $9.89
Total investment return                      7.20%   (2.57)%   11.81%     7.76%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                              $28,001  $38,436   $64,768  $129,358
Ratio of expenses to average net
 assets (%)***                               0.40%    0.29%     0.25%     0.24%
Ratio of net investment income (loss) to
 average net assets (%)                      6.17%    6.56%     6.80%     5.77%
Turnover rate (%)                           21.09%   17.06%    40.46%    68.70%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.71%, 0.35% and 0.27% for the years ended December 31, 1998, 1999 and 2000, respectively.

Active Bond Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign (if dollar-denominated); and

.. foreign government and agency securities (if dollar-denominated).

The manager normally invests:

.. mostly in investment grade debt securities; and

.. no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many dif-ferent issuers. The Fund normally has an average credit rating of "A" or high-er.

The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average matu-rity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $29 billion in assets at the end of 2001

FUND MANAGERS

James K. Ho, CFA
-----------------
Executive Vice President of subadviser
Joined subadviser in 1985


Benjamin A. Matthews, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1992           7.70%
                             1993          10.80%
                             1994          -2.57%
                             1995          19.55%
                             1996           4.10%
                             1997          10.11%
                             1998           8.23%
                             1999          -0.94%
                             2000          10.45%
                             2001           7.48%


Best quarter: up 7.14%, second quarter 1989 Worst quarter: down 2.51%, first quarter 1994

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year         7.48% 8.42%
5 years        6.98% 7.43%
10 years       7.32% 7.23%
Life of fund  -8.00% 8.18%

Index: Lehman Brothers Aggregate Bond Index

*  Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1997      1998      1999       2000      2001
Net asset value,
 beginning of period     $   9.77  $   9.95     $9.92   $   9.12     $9.44
Income from investment
 operations:
 Net investment income
  (loss)                     0.71      0.69      0.67       0.64      0.58
 Net realized and
  unrealized gain (loss)
  on investments*            0.24      0.11     (0.76)      0.28      0.11
 Total from investment
  operations                 0.95      0.80     (0.09)      0.92      0.69
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.71)    (0.69)    (0.71)     (0.60)    (0.58)
 Distributions from net
  realized gain on
  investments sold          (0.06)    (0.14)      --         --        --
 Distributions in excess
  of income & gains           --        --        --         --        --
 Total distributions        (0.77)    (0.83)    (0.71)     (0.60)    (0.58)
Net asset value, end of
 period                  $   9.95  $   9.92  $   9.12   $   9.44     $9.55
Total investment return     10.11%     8.23%    (0.94)%    10.45%     7.48%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $803,770  $907,121  $850,286   $842,299  $947,514
Ratio of expenses to
 average net assets
 (%)**                       0.31%     0.29%     0.28%      0.41%     0.67%
Ratio of net investment
 income (loss) to
 average net assets (%)      7.18%     6.84%     6.97%      6.98%     5.97%
Turnover rate (%)          138.29%   228.74%   182.90%    224.24%   206.80%(1)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursements. Had such reimbursement not been made the expense ratio would have been .44% for the year ended December 31, 2001.
(1) Excludes merger activity.

High Yield Bond Fund

GOAL AND STRATEGY

This is a high yield bond fund that seeks high income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of high yield debt securities commonly referred to as "junk bonds" (securities rated below BBB or Baa and unrated equivalents), including but not limited to:

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities;

.. preferred stocks; and

.. convertible securities (convertible into common stocks or other equity inter-ests).

The manager normally invests no more than 15% of the Fund's assets in emerging market countries (with below investment-grade sovereign debt). The Fund nor-mally has 10% or less of its assets in cash and cash equivalents.

The manager seeks to purchase bonds with stable or improving credit quality before the market widely perceives the improvement. Purchase and sale decisions are primarily based upon the investment merits of the particular security.

The manager selects bonds using proprietary research, including:

.. quantitative analysis of historical financial data;

.. qualitative analysis of a company's future prospects; and

.. economic and industry analysis.

The Fund's average maturity generally depends on security selection decisions rather than interest rate decisions.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: equity securities, high quality debt securities (short-term and otherwise), foreign debt securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1998
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGER

Richard T. Crawford
-----------------
Vice President of subadviser
Joined subadviser in 1994

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year



                                    [GRAPH]

                               1999        5.13%
                               2000      -10.81%
                               2001        2.13%


Best quarter: up 8.46%, first quarter 2001 Worst quarter: down 8.80%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index
1 year         2.13%  5.28%
Life of fund  -1.98% -0.10%

Index: Lehman Brothers High-yield Bond Index

*  Began operations on May 1, 1998.

MAIN RISKS

Primary

High Yield Bond Risk: High yield or junk bonds, defined as bond securities rated below BBB-/Baa3, may be subject to more volatile or erratic price move-ments due to investor sentiment. In a down market, these high yield securities may become harder to value or to sell at a fair price.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                  1998**      1999     2000      2001
Net asset value, beginning of period      $ 10.00   $  9.23  $  8.99   $  7.33
Income from investment operations:
 Net investment income (loss)                0.46      0.72     0.73      0.73
 Net realized and unrealized gain (loss)
  on investments*                           (0.76)    (0.26)   (1.65)    (0.55)
 Total from investment operations           (0.30)     0.46    (0.92)     0.18
Less distributions:
 Distributions from net investment
  income and capital paid in                (0.46)    (0.70)   (0.74)    (0.68)
 Distributions from net realized gain on
  investments sold                          (0.01)      --       --        --
 Distributions in excess of income &
  gains                                       --        --       --        --
 Total distributions                        (0.47)    (0.70)   (0.74)    (0.68)
Net asset value, end of period            $  9.23   $  8.99  $  7.33   $  6.83
Total investment return                     (2.98)%    5.13%  (10.81)%    2.13%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                              $14,789   $19,921  $25,978   $51,274
Ratio of expenses to average net assets
 (%)***                                      0.90%     0.80%    0.75%     0.80%
Ratio of net investment income (loss) to
 average net assets (%)                      7.43%     7.94%    8.88%    10.39%
Turnover rate (%)                           17.67%    38.62%   21.94%    32.50%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.03%, 1.04%, 0.87% and .90% for the years ended December 31, 1998, 1999, 2000 and 2001, respectively.

Global Bond Fund

GOAL AND STRATEGY

This is an intermediate term, non-diversified global bond fund of medium credit quality that seeks income and capital appreciation.

The Fund normally invests at least 80% of its assets in a diversified mix of debt securities of issuers throughout the world, including but not limited to:

.. U.S. Treasury and agency securities;

.. asset-backed and mortgage-backed securities, including commercial mortgage-backed securities;

.. corporate bonds, both U.S. and foreign;

.. foreign government and agency securities; and

.. supranational securities (such as the World Bank).

The Fund has a target mix of 25% U.S. bonds and 75% non-U.S. bonds (denominated in foreign currencies), but the manager actively manages the mix within (+/-
) 15 percentage points of the target mix.

The Fund normally:

.. invests in at least 3 countries, but normally in 10 to 35 countries;

.. has an average credit quality rating of "A" or higher; and

.. invests up to 15% in emerging market and high yield debt securities.

The Fund is managed using a multiple portfolio manager system in which the Fund is divided into segments that are managed by individual portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, cur-rency, sector and individual security exposures, reflecting the aggregate deci-sions of the multiple portfolio managers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's average maturity and the Fund's country, sector and foreign currency exposures. The manager uses proprietary research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity relative to the benchmark and to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $120 billion in assets at the end of 2001

FUND MANAGERS

Team managed by 5 Portfolio Managers
Average 13 years with Capital Guardian
Average 20 years industry experience
See Appendix A for more details

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                               1997         9.05%
                               1998         9.15%
                               1999        -2.16%
                               2000        12.00%
                               2001        -1.45%

Best quarter: up 7.04%, forth quarter 2000 Worst quarter: down 3.18%, fourth quarter 2001

Average annual total returns -- for periods ending 12/31/2001*

               Fund  Index 1 Index 2**
1 year        -1.45% -0.99%   -0.99%
5 Years        5.15%  2.16%    6.21%
Life of fund   5.73%  2.96%    6.73%

Index 1: Salomon Brothers World Government Bond Index, Unhedged
Index 2: A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index / 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April, 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May, 1999 through October, 2000); and Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)
*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, the Fund's investments in emerging market countries have a significantly higher degree of foreign risk than investments in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:           1997     1998     1999      2000     2001
Net asset value, beginning of
 period                          $ 10.16  $ 10.24  $ 10.60   $  9.82   $10.34
Income from investment
 operations:
 Net investment income (loss)       0.59     0.54     0.48      0.48     0.38
 Net realized and unrealized
  gain (loss) on investments*       0.30     0.38    (0.70)     0.67    (0.53)
 Total from investment
  operations                        0.89     0.92    (0.22)     1.15    (0.15)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.66)   (0.47)   (0.56)    (0.63)   (0.45)
 Distributions from net
  realized gain on investments
  sold                             (0.15)   (0.09)     --        --       --
 Distributions in excess of
  income & gains                     --       --       --        --       --
 Total distributions             $ (0.81) $ (0.56)   (0.56)    (0.63)   (0.45)
Net asset value, end of period   $ 10.24  $ 10.60  $  9.82   $ 10.34    $9.74
Total investment return             9.05%    9.15%   (2.16)%   12.00%   (1.45)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                     $28,647  $66,791  $70,991   $68,473  $47,646
Ratio of expenses to average
 net assets (%)**                   1.00%    0.95%    0.83%     0.81%    0.95%
Ratio of net investment income
 (loss) to average net assets
 (%)                                5.80%    5.27%    4.70%     4.71%    3.73%
Turnover rate (%)                  69.38%  186.70%  332.06%   259.60%   41.75%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.32%, 1.02%, 0.84%, 0.91% and .95% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.

Money Market Fund

GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily includ-ing:

.. commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

.. certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

.. debt securities issued by foreign governments and agencies;
.. U.S. Treasury, agency and state and local government obligations; and,

.. repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the antici-pated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks secu-rities;

.. with an acceptable maturity;

.. issued by issuers on a sound financial footing;

.. that are marketable and liquid; and
.. that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining matu-rity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

.. up to 5% of assets in securities rated in the second-highest short-term cate-gory (or unrated equivalents); and

.. up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $311 billion in assets at the end of 2001

FUND MANAGERS

Management by investment team overseen by:

John Keogh
-----------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

[BAR GRAPH APPEARS HERE]

1992     1993    1994      1995      1996     1997     1998     1999     2000    2001
3.60%    3.41%   4.03%     5.78%     5.32%    5.38%    5.40%    5.05%    6.29%   3.93%

Best quarter: up 2.38%, second quarter 1989 Worst quarter: up 0.74%, second quarter 1993

Average annual total return -- for periods ending 12/31/2001*

                   Fund
1 year             3.93%
5 years            5.22%
10 years           4.79%
Life of fund      -6.69%

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.
Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by invest-ing in the Fund.
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a sig-nificantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.**

Period ended December
 31:                         1997      1998      1999      2000         2001
Net asset value,
 beginning of period     $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Income from investment
 operations:
 Net investment income
  (loss)                     0.05      0.05      0.04      0.06         0.04
 Net realized and
  unrealized gain (loss)
  on investments*             --        --        --        --           --
 Total from investment
  operations                 0.05      0.05      0.04      0.06         0.04
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.05)    (0.05)    (0.04)    (0.06)       (0.04)
 Distributions from net
  realized gain on
  investments sold            --        --        --        --           --
 Distributions in excess
  of income & gains           --        --        --        --           --
 Total distributions     $  (0.05) $  (0.05)    (0.04)    (0.06)    $  (0.04)
Net asset value, end of
 period                  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
Total investment return      5.38%     5.40%     5.05%     6.29%(1)     3.93%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $229,443  $395,195  $451,235  $496,853     $745,516
Ratio of expenses to
 average net assets (%)      0.33%     0.31%     0.31%     0.29%        0.32%
Ratio of net investment
 income (loss) to
 average net assets (%)      5.32%     5.29%     4.95%     6.05%        3.72%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(1) The total investment return includes the effect of the capital contribu-tion of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a con-tract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend a fund's offer of shares, or

.. suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Conse-quently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

..market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemp-tion proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2001 was:

  Funds                          % of net assets
  Equity Index Fund                   0.13%
  Large Cap Value Fund                0.74%
  Large Cap Value CORESM Fund         0.75%
  Large Cap Growth Fund               0.38%
  Large Cap Aggressive Growth
   Fund                               0.87%
  Growth & Income Fund                0.67%
  Fundamental Value Fund*             0.89%
  Multi Cap Growth Fund**             0.84%
  Fundamental Growth Fund             0.90%
  Small/Mid Cap CORESM Fund           0.80%
  Small/Mid Cap Growth Fund           0.80%
  Small Cap Equity Fund               0.90%
  Small Cap Value Fund                0.95%
  Small Cap Growth Fund               0.82%
  International Equity Index
   Fund                               0.17%
  International Opportunities
   Fund                               0.90%
  International Opportunities B
   Fund***                            1.06%
  Emerging Markets Equity Fund        1.30%
  Real Estate Equity Fund             1.00%
  Health Sciences Fund                1.00%
  Managed Fund                        0.67%
  Global Balanced Fund                1.05%
  Short-Term Bond Fund                0.39%
  Bond Index Fund                     0.15%
  Active Bond Fund                    0.62%
  High Yield Bond Fund                0.70%
  Global Bond Fund                    0.85%
  Money Market Fund                   0.25%


*     Formerly Large/Mid Cap Value
**    Formerly Mid Cap Growth
***  Formerly International Equity

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser(s). The adviser has agreed to limit each fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and tax-es) to not more than 0.10 percent of the fund's average daily net assets. Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

Each fund declares and pays dividends monthly, except that the Small/Mid Cap Growth Fund does so annually and the Money Market Fund does so daily.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire vari-ous service providers to carry out the Trust's operations.

                                    Variable
                                 Contractowners


                                John Hancock and
                                    JHVLICO
                               Separate Accounts


                                   The Trust
                              Trustees oversee the
                             Trust's investment and
                              business activities.

          Investment Adviser                        Custodian
          John Hancock Life                State Street Bank and Trust
          Insurance Company                          Company
         Manages the Trust's
       investment and business              Holds the Trust's assets,
             activities.                        settles all Trust
                                           trades and collects most of
                                                  the valuation
                                           data required for calculat-
                                                 ing the Trust's
                                                       NAV.


                                  Subadvisers

      Alliance Capital Management             Morgan Stanley Investment Man-
      L.P.                                     agement Inc.
      Capital Guardian Trust Company          Putnam Investment Management,
      Goldman Sachs Asset Management          LLC
      Independence Investment LLC             SSgA Funds Management, Inc.
      Janus Capital Management, LLC           T. Rowe Price Associates, Inc.
      John Hancock Advisers, LLC              T. Rowe Price International,
      Mellon Bond Associates, LLP             Inc.
                                              Wellington Management Company,
                                              LLP

                      Provide management to various funds.

APPENDIX A

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. The equity portion of the Managed Fund and a segment of the Small Cap Equity and Global Balanced Funds are managed directly by the equity research analysts, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each analyst's segment will vary over time and may be based upon:
(1) the level of conviction of specific research analysts as to their desig-nated sectors; (2) industry weights within the relevant benchmark for the Fund; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research analysts compared to industry weights within the relevant benchmark. Set forth below are details regarding the multiple portfolio managers of Capital Guardian who are involved in the management of the Funds indicated:

MANAGED FUND

Equity Investments:

The Equity Research team consists of the following 22 research analysts with an average of 10 years experience with Capital Guardian and 14 years of industry experience:

Gene Barron                       Reed H. Lowenstein
Andrew F. Barth (Research Portfolio Coordinator)
                                  Karen A. Miller
Terry Berkemeier                  Jason M. Pilalas
Steven Connell                    Lars Reierson
Caroline E. Ford                  Carlos A. Schonfeld
Zachary E. Guevara                Lawrence R. Solomon
Todd S. James                     Eric H. Stern
James S. Kang                     Suzanne Stewart
Karin L. Larson                   Eva Sudol
Jin Lee                           Steven R. Wanek
John A. Longhurst                 Alan J. Wilson


Fixed Income Investments:

Christine Cronin                  James R. Mulally
Vice President of subadviser      Senior Vice President of subadviser
Joined subadviser in 1997         Joined subadviser in 1980


Michael Locke                     John W. Ressner
Vice President of subadviser      Executive Vice President of subadviser
Joined subadviser in 1996         Joined subadviser in 1988

SMALL CAP EQUITY FUND

Michael R. Ericksen               Karen A. Miller
Senior Vice President of          Senior Vice President of subadviser
subadviser                        Joined subadviser in 1990
Joined subadviser in 1987


                                  Lawrence R. Solomon
James S. Kang                     Senior Vice President of subadviser
Senior Vice President of          Joined subadviser in 1985
subadviser

Joined subadviser in 1988         Equity Research Team

                                  23 Research Analysts
Robert G. Kirby                   Average 9 Years with Capital Guardian
Chairman Emeritus of              Average 13 Years industry experience
subadviser
Joined subadviser in 1966

GLOBAL BALANCED FUND

Global Equity Investments:

Michael R. Ericksen                Robert Ronus
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1972
Joined subadviser in 1987


                                   Lionel M. Sauvage
David I. Fisher                    Senior Vice President of
Chairman of subadviser             subadviser
Joined subadviser in 1969          Joined subadviser in 1987


Richard N. Havas                   Nilly Sikorsky
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1962
Joined subadviser in 1986


                                   Rudolf M. Staehelin
Nancy I. Kyle                      Senior Vice President of
Senior Vice President of           subadviser
subadviser                         Joined subadviser in 1981
Joined subadviser in 1991


                                   Eugene P. Stein
Christopher A. Reed                Executive Vice President of
Vice President of subadviser       subadviser
Joined subadviser in 1994          Joined subadviser in 1973

                                   Global Equity Research Team
                                   35 Research Analysts
                                   Average 9 Years with Capital
                                   Guardian
                                   Average 12 Years with industry
                                   experience

Global Fixed Income Investments:

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980


Mark Dalzell                       John W. Ressner
Vice President of subadviser       Executive Vice President of subadviser
Joined subadviser in 1988          Joined subadviser in 1988

Laurentius Harrer
Vice President of subadviser
Joined subadviser in 1993

GLOBAL BOND FUND

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980


Mark Dalzell                       John W. Ressner
Vice President of subadviser       Executive Vice President of
Joined subadviser in 1988          subadviser

Laurentius Harrer                  Joined subadviser in 1988
Vice President
Joined subadviser in 1993

APPENDIX B

Putnam Investment Management, LLC uses a Health Sciences Sector Team to provide day to day investment management services to the Health Sciences Fund. Set forth below are the members of that team:

HEALTH SCIENCES FUND

Margaret D. Smith
Managing Director of subadviser
Joined subadviser in 1995

Nathan W. Eigerman
Senior Vice President of subadviser
Joined subadviser in 1996

James A. Polk, CFA
Senior Vice President of subadviser
Joined subadviser in 1998
Equity Analyst, MFS (1994-1998)

Putnam Investment Management, LLC uses the U.S. Growth Equity Team to provide day to day investment management services to the Growth & Income Fund. Set forth below are the members of that team:

GROWTH & INCOME FUND

C. Beth Cotner, CFA
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1995
(Retiring in fourth quarter of 2002)

Jeffrey R. Lindsey, CFA
Managing Director of subadviser
Joined subadviser in 1994

David J. Santos
Senior Vice President of subadviser
Joined subadviser in 1986

Anthony R. Sellitto, III, CFA
Senior Vice President of subadviser
Joined subadviser in 2000
Portfolio Manager, Berger Associates 1998-2000
Assistant Portfolio Manager, Crestone Capital Management 1995-1998

For more information


 This prospectus            Two documents are           To request a free
 should be used             available that offer        copy of the current
 only with a vari-          further information         annual/semiannual
 able contract              on John Hancock             report or the SAI,
 prospectus.                Variable Series             or to make share-
                            Trust I:                    holder inquiries,
                                                        please contact:
                            Annual/Semiannual
                            Report to shareholders
                                                        By mail:

                            Includes financial          John Hancock Variable
                            statements, a dis-          Series Trust I
                            cussion of the mar-         John Hancock Place
                            ket conditions and          Boston, MA 02117
                            investment strate-
                            gies that signifi-          By phone: 1-800-732-
                            cantly affected per-        5543
                            formance, and the
                            auditors' report (in        Or you may view or
                            the annual report           obtain these docu-
                            only).                      ments from the SEC:

                            Statement of                In person: at the
                            Additional                  SEC's Public Refer-
                            Information (SAI)           ence Room in Wash-
                                                        ington, DC
                            The SAI contains
                            more detailed infor-        By phone: 1-202-942-
                            mation on all               8090
                            aspects of the
                            funds.                      By mail: Office of
 John Hancock                                           Public Reference Secu-
 Variable                   A current SAI has           rities and Exchange
 Series Trust I             been filed with the         Commission
 John Hancock               Securities and              450 5th Street,
 Place                      Exchange Commission         N.W., Room 1300
 Boston, Massachu-          and is incorporated         Washington, DC
 setts 02117                by reference into           20549-0102
                            (i.e., is legally a         (duplicating fee
                            part of) this pro-          required)
                            spectus.
                                                        By e-mail:
                                                        publicinfo@SEC.gov

                                                        On the
                                                        Internet: www.sec.gov

                                                        SEC File Num-
                                                        ber: 811-4490




VSTPRO

                                 JOHN HANCOCK
                            VARIABLE SERIES TRUST I


                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2002


     This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2002. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to all twenty eight of the Trust's current "Funds."


    THE TRUST'S FINANCIAL STATEMENTS AND INVESTMENT PERFORMANCE INFORMATION

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                               TABLE OF CONTENTS

                                                                     Page in this
                                                                     Statement of
                                                                      Additional
                                                                     Information
                                                                     -----------
A.  What Is the Trust?                                                     4
B.  The Trust's Business History                                           4
C.  The Funds' Investment Activities and Their Risks                       5
     1.  Investing in Money Market Instruments                             5
     2.  Investing in Other Fixed Income Obligations                       5
     3.  Investing in Equity Securities                                    7
     4.  Investing in Real Estate Securities                               9
     5.  Investing in Foreign Securities                                  10
     6.  Using Forward Exchange Contracts to Manage Currency
          Exposure                                                        11
     7.  Using Options on Currencies to Manage Currency Exposure          12
     8.  Using Currency Futures Contracts and Options
          Thereon to Manage Currency Exposure                             13
     9.  Using Certain Other Derivative Instruments to Manage
          Currency Exposure                                               13
     10. Using Foreign Currency Exposure Management Strategies
          (General Considerations and Risks)                              13
     11.  Reallocating a Fund's Assets Among Asset Classes                14
     12.  Adopting a Temporary Defensive Strategy                         14
     13.  Investing With an Index-Based Objective                         14
     14.  Investing on a Non-Diversified Basis                            16
     15.  Using Options (Generally)                                       17
     16.  Using Options on Securities in Certain Conservative
           Investment Strategies                                          18
     17.  Using Financial Futures Contracts, Options on Such Contracts
           and Options on Stock Indexes (General Considerations)          19
     18.  Using Financial Futures, Options Thereon, and Stock Index
           Options for Certain Hedging - Type Strategies                  20
     19.  Using Options and Futures in Potentially More Aggressive
           Strategies                                                     22
     20.  Limiting the Funds' Exposure to Certain Futures and Option
           Transactions                                                   23
     21.  Using Other Types of Derivative Instruments                     24
     22.  Investing In Other Investment Companies                         25
     23.  Purchasing "When Issued" Securities and Forward
           Commitments                                                    26
     24.  Short-Term Trading                                              26
     25.  Entering Into Repurchase Agreements                             27
     26.  Participating in Joint Trading Accounts                         27
     27.  Lending of Fund Securities                                      27
     28.  Using Reverse Repurchase Agreements and Mortgages
           "Dollar Rolls"                                                 28
     29.  Investing in Rule 144A and Illiquid Securities                  28
     30.  Investing in Convertible Securities and Warrants                28
     31.  Investing in Initial Public Offerings ("IPOs")                  29
Restrictions                                                              28
Trust                                                                     32

                                                                       Page in this
                                                                       Statement of
                                                                        Additional
                                                                       Information
                                                                       -----------
D.  The Funds' Fundamental Investment Restrictions                          29
E.  Board of Trustees and Officers of the Trust                             33
F.  Investment Advisory Arrangements                                        35
     1.  The Trust's Investment Advisory Arrangements With
          John Hancock                                                      35
     2.  The Trust's Arrangements With Subadvisers                          37
     3.  Dollar Amounts of Advisory Fees, Subadvisory Fees, and
          Expense Reimbursements                                            42
     4.  Basis of Trustee Approval of Continuance of Advisory Agreements    46
G.  Arrangements With Other Service Providers                               44
     1.  Underwriting and Indemnity Agreement                               44
     2.  Custody of the Trust's Assets                                      44
     3.  Subadministration Agreement With State Street Bank                 44
     4.  Independent Auditors                                               45
H.  Portfolio Transactions and Brokerage Allocation                         45
I.  Codes of Ethics                                                         49
J.  Features of the Trust's Shares                                          49
K.  Shareholder Meetings and Voting Rights                                  50
L.  Sales and Redemptions of Fund Shares                                    51
M.  Computing the Funds' Net Asset Value                                    52
N.  Taxes                                                                   53
O.  Information About Fund Performance                                      53
P.  Legal Matters                                                           54
Q.  Reports to Contractholders                                              54

Appendix A - Corporate Bond Ratings                                         55

A.  WHAT IS THE TRUST?

     John Hancock Variable Series Trust I, (the "Trust") is an open-end management investment company. With the exception of the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Mid Cap Growth, Real Estate Equity, Global Balanced and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

     Shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts U and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Insurance Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "Separate Account."

     Because the Separate Accounts currently own all of the Trust's shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

B.  THE TRUST'S BUSINESS HISTORY

     The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

     On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

     Over the years, several Funds have been re-named as follows:

                                                                                                                 Year of
                Current Fund Name                              Prior Name(s)                                     Change
                -----------------                              -------------                                     -------
Active Bond                                         Sovereign Bond                                                 2000
                                                    Bond                                                           1996

Global Balanced                                     International Balanced                                         2000

Global Bond                                         Strategic Bond                                                 1999

Growth & Income                                     Stock                                                          1996

International Equity Index                          International Equities                                         1998
                                                    International                                                  1995
                                                    Global                                                         1994

                                                                                                                 Year of
        Current Fund Name - continued                    Prior Name(s) - continued                               Change
        -----------------------------                    -------------------------                               -------
Large Cap Growth                                    Select Stock                                                   1995

Short-Term Bond                                     Short-Term U.S. Government                                     1998

Small/Mid Cap Growth                                Diversified Mid Cap Growth                                     1999
                                                    Special Opportunities                                          1998

Small Cap Equity                                    Small Cap Value                                                2000

Fundamental Growth                                  Fundamental Mid Cap Growth                                     2000

Small Cap Value                                     Small/Mid Cap Value                                            2001

International Opportunities B                       International Equity                                           2002

Fundamental Value                                   Large/Mid Cap Value                                            2002

Multi Cap Growth                                    Mid Cap Growth                                                 2002


C.  THE FUNDS' INVESTMENT ACTIVITIES AND THEIR RISKS

The following table provides an overview of many (but not all) of the types of
investments in which a  Fund may invest.   A Fund's ability to invest in any
type of investment shown in the table, however, may be limited with respect to the amount of the investment, the particular form of the investment, and the nature of the investment transaction.

Each column heading contains a reference to one or more subsections of this Section Part C that describe the investment in question in more detail and, in some instances, describe additional limitations and procedures that apply when a fund engages in the otherwise permitted investment activity.

The policies reflected in the tables (as well as those set out in subSsections
1. through - 31. of this Section Part C) are not fundamental, unless they are described as such under Section Part D, "The Funds' Fundamental Investment Restrictions". That they are not "fundamental" means that they can be changed without notice and without shareholder approval. Also, the policies reflected in the table below (and in said subSsections 1. through - 31.) cannot take account of every circumstance that may arise. Exceptions may be made in particular cases, therefore.

                                                                                                                  Other
                                                                                                                 Equities
                                                                                                                (including
                                   Money                   High Yield   Other Debt   Repurchase      Real      Warrants, and
                                   Market        U.S.         Bonds     Instruments  Agreements     Estate     Convertibles)
                                 Instruments  Government    (Section     (Sections    (Section    Securities    (Sections 3
                                 (Section 1) (Section 2.c)    2.d)      2.e and 2.f      25)      (Section 4)     and 30)
---------------------------------------------------------------------------------------------------------------------------------
Equity Index                          o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income                       o            o            o            o            o  (1)       o            o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                       o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE                  o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                      o            o            o            o            o  (1)       o            o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth           o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                     o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                    o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth                      o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                    o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth                  o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                      o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                       o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                      o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index            o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities           o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities B         o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity               o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity                    o            o            o            o            o  (1)       o  (2)       o
---------------------------------------------------------------------------------------------------------------------------------
Health Sciences                       o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Managed                               o            o            o            o            o  (1)       o            o
---------------------------------------------------------------------------------------------------------------------------------
Global Balanced                       o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                       o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Bond Index                            o            o                         o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Active Bond                           o            o            o            o            o  (1)       o
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                       o            o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                           o            o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Money Market                          o            o                                      o  (1)       o
---------------------------------------------------------------------------------------------------------------------------------

(1) Limited to repurchase agreements of less than 7 days.

(2) Only this fund can invest in real estate master limited partnerships and commercial mortgages or interests therein. However, only this fund is prohibited from investing in securities collateralized by pools of residential mortgages or interests in such pools.

                                                         Forward
                                                        Currency
                                                        Contracts
                                                           and
                               Foreign       Foreign     Foreign      Write      Purchase     Stock Index
                             Investments   Investment    Currency   Options on   Options on   and Interest   Write    Purchase
                                 in            in        Futures   Securities   Securities    Rate Futures   Stock     Stock
                              Developed     Emerging    (Sections   (Sections    (Sections     (Sections     Index     Index
                               Markets       Markets    6.a, 6.b,    16 and     16 and 19.    18.b, 18.c,   Options   Options
                              Countries     (Section      7, 8,       19.b)         b)         18.e, 18.f,  (Section (Sections
                             (Section 5)      5.e)     18.d, 18.e)                             and 19.e)      19.b)    18.e)
---------------------------------------------------------------------------------------------------------------------------------
Equity Index                     o  (3)                            o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income                  o           o                     o  (5)       o  (6)          o                       (7)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                  o                     o  (4)      o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE             o  (3)                o           o                            o  (7)       o       o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                 o  (3)                            o  (5)       o  (6)          o                    o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth      o  (3)                            o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                o  (3)                            o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth               o           o                     o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth                 o           o         o           o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE               o  (3)                o           o            o               o            o
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth             o  (3)                o                        o  (6)          o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                 o           o                     o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                  o  (3)                            o  (5)       o  (6)          o                    o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                 o           o                     o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index       o           o         o  (4)      o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities      o           o         o           o  (5)       o  (6)          o  (7)               o  (7)
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities B    o           o         o           o  (5)       o  (6)          o  (7)       o       o  (7)
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity          o           o         o           o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity               o                                                              o                       (7)
---------------------------------------------------------------------------------------------------------------------------------
Health Sciences                  o                     o           o  (5)       o  (6)          o  (7)                  (7)
---------------------------------------------------------------------------------------------------------------------------------
Managed                          o           o         o           o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Global Balanced                  o           o         o           o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                  o  (3)                            o            o  (6)          o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Bond Index                       o                                 o            o  (6)          o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Active Bond                      o                                                              o                       (7)
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                  o           o         o  (4)      o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                      o           o         o           o            o               o            o       o
---------------------------------------------------------------------------------------------------------------------------------
Money Market
---------------------------------------------------------------------------------------------------------------------------------

(3) Limited to U.S dollar denominated investments or investments traded primarily in U.S. dollars (including ADRs).

(4) Limited as described in Section 6.

(5) Limited to covered call options.

(6) Limited to protective put options.

(7) Limited to activities described in Section 18.

                                                                        Reverse
                                                                      Repurchase
                             OTC and          Swaps,                   Agreements                  Other
                             Foreign          Caps,     When Issued       and       IPOs and     Investment
                          Exchange Traded   Floors and  Securities     Mortagage      144A        Companies
                             Options         Collars    and Forward     Dollar      Securities   and Accounts  Joint Trading
                             (Section       (Sections   Commitments     Rolls       (Sections     (Sections       Accounts
                             19.cd)         9 and 21.a) (Section 23)  (Section 28)  29 and 31)      22.ab)      (Section 26)
---------------------------------------------------------------------------------------------------------------------------------
Equity Index                                               o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income                 o                                                      o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                            o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE            o                          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                                                       o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth                                o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                         o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth                o                          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE              o                          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth            o                          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                           o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                            o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                o                          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index      o          o  (8)(9)       o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities                                o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities B                              o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity         o          o  (9)          o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity              o                                                      o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Health Sciences                                                                        o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Managed                         o          o  (10)         o             o  (12)       o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Global Balanced                 o          o  (8)(9)       o             o  (12)       o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                 o                          o             o             o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Bond Index                      o                          o             o  (12)       o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Active Bond                                                o             o  (12)       o             o             o
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                 o          o  (8)(9)       o                           o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                     o          o  (9)(11)      o             o  (12)       o             o             o
---------------------------------------------------------------------------------------------------------------------------------
Money Market                                                             o  (13)       o  (14)  o             o
---------------------------------------------------------------------------------------------------------------------------------

(10) Use limited to currency swaps and, for hedging purposes, equity swaps.

(11) Use limited to currency management purposes.

(12) Mortgage dollar rolls only.

(13) Reverse repurchase agreements only.

(14) 144 securities only.

  The different investment activities of the several Funds will affect both their investment returns and the nature and degree of risks to which they are exposed. Sections 1. - 31. below describe many (but not all) of these investment activities and risks. At the end of Sections 1.-31. below are tables that summarize the extent and circumstances under which the different Funds may engage in these activities.

1.  INVESTING IN MONEY MARKET INSTRUMENTS

  The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.  INVESTING IN OTHER FIXED INCOME OBLIGATIONS

  A. OVERVIEW: The following Funds invest primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. The Managed and Global Balanced Funds can vary their holdings of these securities within a broad range. All the other Funds (except the Money Market Fund) may from time to time invest in non-money market debt to some extent.

     Various types of risk associated with these securities are discussed in the balance of this Section 2.

  B. INTEREST RATE RISK: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

  C. CREDIT RISK: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in non-money market debt securities may have some exposure to credit risk.

  Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

  Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     D. RISK OF LOWER-QUALITY INSTRUMENTS: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In that case, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors. The 1980s saw a dramatic increase in the use of high yield securities to finance highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high yield securities that defaulted rose significantly above prior levels.

     All Funds (other than the Money Market Fund) that invest in debt securities
may at times have some exposure to high yield securities.   The High Yield Bond
Fund invests primarily in these securities. The only other Fund most likely to invest a significant portion of its assets in high yield securities is the Active Bond Fund. The Managed, Short-Term Bond, Global Bond and Global Balanced Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase.

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

  E. PREPAYMENT/CALL RISK: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities (other than the Money Market Fund) may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. The Managed and Global Balanced Funds may also invest in these securities.

  F. RISKS OF "ZERO COUPON" INSTRUMENTS: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond,, High Yield Bond and Global Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.  INVESTING IN EQUITY SECURITIES

  A. OVERVIEW: All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, Active Bond, Global Bond, and Money Market Funds. All of the Funds that invest in equity securities expect to make such securities their primary investment (except for the Managed, Global Balanced and High Yield Bond Funds, which may nevertheless do so in the discretion of their subadvisers). Though investing in equity securities, the Managed, Global Balanced and High Yield Bond Funds also expect, under normal conditions, to invest a substantial amount of their assets in debt obligations.

  General risks of investing in equity securities are discussed in the balance of this Section 3.

  B. EQUITY RISK: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

  C. MARKET CAPITALIZATION RISK: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

  Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

  The U.S. equity securities of the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Growth and Large Cap Aggressive Growth Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

  The U.S. equity securities of the Growth & Income, Fundamental Value, Fundamental Growth, International Opportunities, International Opportunities B, Managed, and Global Balanced Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

  The U.S. equity securities of the Small/Mid Cap Growth and Small/Mid Cap CORE Funds are generally expected to represent companies that qualify as small cap and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as large cap issuers.

  The U.S. equity securities of the Small Cap Equity, Small Cap Value and Small Cap Growth Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

  The Multi Cap Growth Fund has broad latitude to invest in companies of any size. The Real Estate Equity and Health Sciences Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds.

   Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small.

   o  Large cap: Companies having a capitalization greater than $5 billion
   o Mid cap: Companies having a capitalization between $1 billion and $5 billion
   o  Small cap: Companies having a capitalization less than $1 billion

  The non-U.S. equity securities of the International Equity Index Fund are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. This Fund also may invest in the equity securities of non-U.S. companies that qualify as small and mid cap issuers.

  The non-U.S. equity securities of the International Opportunities, International Opportunities B and Global Balanced Funds are generally expected to represent primarily non-U.S. companies that qualify as large and mid cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as small cap issuers.

  The Emerging Markets Equity has broad latitude to invest in companies of any size.

4.  INVESTING IN REAL ESTATE SECURITIES

     A. OVERVIEW: The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by mortgage pools.

     B. RISKS OF REAL ESTATE SECURITIES: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.  Investing in Foreign Securities

     A. OVERVIEW: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index, International Opportunities, International Opportunities B and Emerging Markets Equity Funds invest primarily in foreign securities, including foreign-denominated securities. The Global Balanced and Global Bond Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Managed, Large Cap Value, Multi Cap Growth, Real Estate Equity, Health Sciences, Managed, and High Yield Bond Funds may also invest in foreign securities, including foreign-denominated securities.

     The following Funds may invest in ADRs and other U.S. dollar denominated foreign securities to a limited extent: Equity Index, Growth & Income, Large Cap Value CORE, Large Cap Growth, Large Cap Aggressive Growth , ValueFundamental Value, Small/Mid Cap CORE , Small/Mid Cap COREGrowth, Small Cap Equity, Small Cap Value, and Small Cap Growth.

     The Short-Term Bond, Bond Index, and, Active Bond Funds may invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     The Emerging Markets Equity Fund invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, the Growth & Income, Multi Cap Growth, Fundamental Growth, Small Cap Equity, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Managed, Global Balanced, Bond Index, Global Bond, Active Bond, High Yield Bond, and Global Bond Funds may also invest in emerging markets. The securities may be denominated in U.S. dollars or any other currency.

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     B. CURRENCY RISKS: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Sections 6. - 10. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     C. POLITICAL AND ECONOMIC RISK: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     D. REGULATORY RISK: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     E. MARKET RISK: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     F. TRANSACTION COSTS: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.  USING FORWARD EXCHANGE CONTRACTS TO MANAGE CURRENCY EXPOSURE

     A. TRANSACTION HEDGING AND PORTFOLIO HEDGING: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

     (i) A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, the following Funds may use "forward" currency foreign exchange purchase or sale contracts for transaction hedging: the Large Cap Value, Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, High Yield Bond and Global Bond Funds. In a forward exchange contract, the Fund purchases or sells a specific amount of foreign currency, at a price set and time set in the contract, which may be any fixed number of days in the future.

     (ii) These same Funds may also use forward foreign exchange contracts to reduce their exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated, exposed to or traded in that currency. This is called "portfolio hedging." Except as described in the paragraph immediately below for certain funds, the Funds may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated in, exposed to or traded primarily in that particular foreign currency. The Funds may or may not attempt to hedge some or all of their foreign portfolio positions. Rather, they will enter into such transactions only to the extent, if any, deemed appropriate by their subadvisers. Furthermore, no Fund will use forward foreign currency exchange contracts for the purpose of leveraging the Fund's currency exposure.

     (iii) For purposes of transaction hedging or portfolio hedging, the Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may use forward exchange contracts on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

     B. OTHER TECHNIQUES FOR MANAGING CURRENCY EXPOSURE: The Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, these Funds may enter into a forward currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in, traded in, or exposed to such foreign currency. The currency contract may call for the Fund to receive a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging".

   For similar purposes, the Multi Cap Growth, International Opportunities, International EquityOpportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may also enter into contracts to purchase, for a fixed amount of U.S. dollars, or other appropriate currency, an amount of foreign currency corresponding to the value of some of the Fund's securities.

     C. ASSET SEGREGATION REQUIREMENTS FOR FORWARD EXCHANGE CONTRACTS: A Fund may "cover" its obligations under outstanding forward currency sale contracts by maintaining portfolio securities denominated, exposed to or traded in the currency of such contracts or of an appropriate proxy currency. To the extent a Fund does not thus cover all of its forward currency sales positions with its portfolio securities, or if it has outstanding any forward currency purchase contracts, the Fund's custodian will segregate cash or liquid assets in an amount at all times at least equal to the amount of the Fund's obligation under each such contract; provided that, as to any such contracts that settles on a "net" basis, the Fund may consider its obligation to be the net amount that it owes under that contract. If the value of the portfolio securities used to cover a position or the value of the assets in the segregated account declines, the Fund will find additional "cover" or additional cash or liquid assets will be placed in the account so that the value of the account will at least equal the required amount described in the preceding sentence.

7.  USING OPTIONS ON CURRENCIES TO MANAGE CURRENCY EXPOSURE

     A. OVERVIEW: The Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, High Yield Bond and Global Bond Funds may also purchase and write put and call options on foreign currencies for the same purposes and to the same extent as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets.

     The characteristics and risks of these currency option transactions are similar to those discussed in Sections 15. - 16. below with respect to put and call options on securities.

     Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own at all times at least an equal amount of, or an offsetting position in, the underlying foreign currency.

     B.  ASSET SEGREGATION REQUIREMENT FOR CURRENCY PUT OPTIONS WRITTEN BY A
FUND: With respect to put options on foreign currencies written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal at all times to the amount the Fund would be required to deliver upon exercise of the put.

8. USING CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON TO MANAGE CURRENCY EXPOSURE.

     Any Fund may use currency futures contracts and options thereon for the same purposes and to the same extent as that Fund could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 16. - 19. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 20. below.

9.   USING CERTAIN OTHER DERIVATIVE INSTRUMENTS TO MANAGE CURRENCY EXPOSURE

     As discussed in Section 21. below, several of the Funds may use certain "swaps," "caps," "floors," and "collars" for the same purposes as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such "derivative" transactions, as discussed in
Section 21., are generally also applicable when such instruments are used for currency management purposes.

10. USING FOREIGN CURRENCY EXPOSURE MANAGEMENT STRATEGIES (GENERAL CONSIDERATIONS AND RISKS)

     The foreign currency management techniques discussed in Sections 6. - 9. above do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible.

     Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     In general, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. Also, the Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may use certain of these same types of instruments in currency management strategies that expose those Funds to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose those Funds to greater risks of loss and greater volatility than they otherwise would experience.

11.  Reallocating a Fund's Assets Among Asset Classes

     The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed and Global Balanced Funds tend to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

     All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the case of the Managed, Global Balanced, and Global Bond Funds.

12.  ADOPTING A TEMPORARY DEFENSIVE STRATEGY

     All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies.

     The Funds are limited only by their fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

     There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

13.  INVESTING WITH AN INDEX-BASED OBJECTIVE

     The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than Funds that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

     Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

     THE S&P 500 INDEX: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's," "S&P ," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   THE LEHMAN BROTHERS GOVERNMENT/CREDIT AND AGGREGATE BOND INDEXES: The Lehman Brothers Government/Credit Index (the "Government/Credit Index") is intended to measure the performance of the domestic, fixed-rate investment grade debt market. The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations. Securities in the index generally have at least $150 million par amount outstanding and at least 1 year remaining to maturity.

     The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Aggregate Bond Index covers those securities in the Government/Credit Index, plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

     All non-government issues in the Government/Credit Index and the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

   All securities in the Government/Credit Index and the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

     Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Government/Credit or Aggregate Bond Indexes in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

   THE MSCI EAFE GDP INDEX AND MSCI EMERGING MARKETS FREE ("EMF") INDEX: The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is, stocks with a larger capitalization have a greater weight in the index. The MSCI EMF Index is a market capitalization weighted index composed primarily of companies representative of the market structure of Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI EAFE GDP or MSCI EMF Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE GDP Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

     MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI EAFE GDP or MSCI EMF Indexes. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

     ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  INVESTING ON A NON-DIVERSIFIED BASIS

     The Large Cap Growth, Large Cap Aggressive Growth, Growth & Income, Multiid Cap Growth, Real Estate Equity, Health Sciences, Managed, Global Balanced and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

15.  Using Options (Generally)

     A. OVERVIEW: Most of the Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, and financial futures contracts. This Section 15. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is discussed in Sections 7. - 8. above and 16. -
20. below, including characteristics and risks peculiar to those types of options or the Funds' use of them.

     B. PURCHASING "CALL" OPTIONS: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     C. SELLING OR "WRITING" CALL OPTIONS: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's initial purchase price by an amount greater than any commissions payable by the Fund on the purchase or sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     D. WRITING OPTIONS ON A "COVERED" BASIS. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered." How similar those assets must be varies depending on the Fund and the type of covered option involved. More details in this regard can be found in Sections 16. - 19. below.

     E. PURCHASING AND SELLING (WRITING) "PUT" OPTIONS: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised.

     Thus, if a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns. More details about this can be found in
Section 16. - 19. below.

     F. ACCOUNTING FOR OPTIONS: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

16.  Using Options on Securities in Certain Conservative Investment Strategies

     A. OVERVIEW: Except as otherwise noted below, the general discussion of options in Section 15. above applies to this Section 16.

     Each of the Funds may write covered call options that are traded on national securities exchanges, except for the Growth & Income, Real Estate Equity, Health Sciences and Growth & Income, Real Estate Equity, Money Market Fundss. By "covered" we mean that the Fund will actually own the securities that are the subject of the option.

     The same Funds may purchase "protective" put options that are traded on national securities exchanges. By "protective", we mean that the Fund will actually own the securities that are the subject of the option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     B. LIQUIDITY RISK: The Funds intend to write and purchase options only if the subadviser believes that adequate liquidity exists. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

17. USING FINANCIAL FUTURES CONTRACTS, OPTIONS ON SUCH CONTRACTS AND OPTIONS ON STOCK INDEXES (GENERAL CONSIDERATIONS)

     A. OVERVIEW: Most of the Funds may, in varying degrees use financial futures contracts, options on such futures and options on stock indexes. This
Section 17 discusses certain characteristics and risks that generally pertain to these instruments, regardless of the specific use to which they are put. The Funds' specific uses are discussed in Sections 7. - 8. above and 18. - 20. below, including specific risks related to those risks.

     B. FINANCIAL FUTURES CONTRACTS: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

     An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

     Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

     A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

     C. OPTIONS ON FINANCIAL FUTURES CONTRACTS: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

     More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

     D. STOCK INDEX OPTIONS: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

     Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

     E. MARGIN REQUIREMENTS FOR FUTURES AND OPTIONS: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

     Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

     F. CERTAIN RISKS: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

     The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

     Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.
Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

     G.  ASSET SEGREGATION REQUIREMENT FOR CERTAIN FUTURES AND OPTIONS
POSITIONS: A Fund will maintain at all times in a segregated account with its custodian cash or liquid securities at least equal to the sum of the purchase prices of all of the Fund's open futures purchase positions, plus the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus the exercise price of all outstanding put options on futures contracts written by the Fund, minus the amount of margin deposits with respect thereto as marked to market each day.

18. USING FINANCIAL FUTURES, OPTIONS THEREON, AND STOCK INDEX OPTIONS FOR CERTAIN HEDGING-TYPE STRATEGIES

     A. OVERVIEW: This Section 18. should be read against the background of the generally applicable information about options, futures and related risks that appears in Sections 15. and 17. above.

     This Section 18. covers all Funds, except the Money Market Fund. Specifically, except for the Money Market Fund, all Funds may use exchange-traded financial futures contracts and options thereon, and, except for the Active Bond Fund, they also may purchase exchange-traded put or call options on stock indexes, for the purposes discussed below.

     It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of the Portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

     B. HEDGING WITH FINANCIAL FUTURES CONTRACTS AGAINST MARKET CHANGES: All Funds covered by this Section 18. (except the Equity Index Fund) may use certain financial futures contracts as a hedge to protect against possible changes in interest rates and security prices.

     Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, these Funds (other than the Equity Index Fund) may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, these Funds (other than the Equity Index and Large Cap Value CORE Funds) may enter into interest rate futures sale contracts.

     C. ESTABLISHING MARKET EXPOSURE AND MANAGING CASH FLOW WITH FINANCIAL FUTURES CONTRACTS: On the other hand, purchasing futures contracts could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. Thus, all of the Funds - - with the exception of the Money Market Fund - - may purchase and sell stock index and interest rate futures to maintain market exposure and manage cash flows.

     D.  MANAGING FOREIGN CURRENCY EXPOSURE WITH FOREIGN CURRENCY FUTURES
CONTRACTS: Any Fund may use foreign currency futures contracts to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.


     e. USING OPTIONS ON FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES FOR THE FOREGOING PURPOSES: Each Fund that this Section 18. authorizes to use financial futures contracts also may purchase options on appropriate financial futures contracts and (except for the Growth & Income, Real Estate Equity, Health Sciences, Active Bond and Money Market Funds) stock indexes for any purpose and to the extent that it could use financial futures contracts as discussed in a. -
d. above.

     F. LIMITATIONS ON "LONG" POSITIONS FOR CERTAIN FUNDS: The Large Cap Value CORE Fund may not purchase financial futures contracts, except for currency futures. The following limitation applies to the Equity Index, Large Cap Aggressive Growth, Growth & Income, Fundamental Value, Fundamental Growth, Real Estate Equity, and Managed Funds: These Funds may purchase financial futures contracts, purchase call options on financial futures options or purchase call options on equity indexes only if (a) they intend to purchase securities (or, in the case of the Equity Index, Large Cap Aggressive Growth, Growth & Income, Fundamental Value, Fundamental Growth and Real Estate Equity Funds, wish to establish or maintain market exposure to securities that the Fund would be authorized to purchase) and (b) the value of such securities is expected to change by approximately the same amount as the value of the futures or options contracts being used to hedge them.

     G. RISKS OF HEDGING-TYPE STRATEGIES: If, after a Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

     The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

     The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

19.  USING OPTIONS AND FUTURES IN POTENTIALLY MORE AGGRESSIVE STRATEGIES

     A. OVERVIEW: This Section 19. should be read against the background of the generally applicable information about options, futures, and related risks that appears in Section 15., 17. and 18. above.

     This Section 19. applies only to the Large Cap Value CORE, Large Cap Growth, Growth & Income, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Real Estate Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds. The option and futures strategies discussed in this Section are in addition to those discussed for those (and other) Funds in Sections 7., 8., 16., and 18. above.

     B. WRITING CERTAIN TYPES OF OPTIONS: The Large Cap Value CORE, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may write "covered" put options on securities. In addition, these same Funds may also write covered put and call options on indexes composed of securities in which the Fund may invest. Such index options may be written in any manner that the Fund in question is authorized to write options on specific securities it owns.

   A put option written by a Fund will be deemed to be "covered" if the Fund maintains in a segregated account with its custodian cash or liquid securities with a value at all times at least equal to the exercise price of the put. Put and call options written by Funds will also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under put or call options purchased by the Fund.

     C.  PURCHASING CERTAIN TYPES OF OPTIONS.   Each of the Large Cap Value
CORE, Multi Cap Growth, Small/Mid Cap CORE, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Managed, Global Balanced, High Yield Bond, and Global Bond Funds may purchase put and call options on securities in which each may invest, without specific restriction as to the circumstances of such purchases. Similarly, each of these Funds, as well as the Small/Mid Cap Growth and Short-Term Bond Funds, may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases.

     Option purchases of the type covered in the preceding paragraph would have to be consistent with the Fund's investment objective. Also, each of the above-listed Funds is subject to the limitation on certain futures and options transactions described in Section 20.

     D. USING OPTIONS TRADED OVER-THE-COUNTER OR ON FOREIGN EXCHANGES: The Growth & Income, Large Cap Value CORE, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity Index, Emerging Markets Equity, Real Estate Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may also use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges, in any manner and to the same extent that they would be permitted to use such options that were traded on domestic exchanges. These Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. These Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     E.  USING FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS FOR CERTAIN
PURPOSES: The Growth & Income, Large Cap Value CORE, Large Cap Growth, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Value, Small Cap Growth, International Equity Index, Emerging Markets Equity, Real Estate Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

     There is no specific overall limit on the amount of the assets these Funds may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the restrictions set forth in Section 20. below) limited to 5% of the Fund's net assets.

     F.  RISKS OF POTENTIALLY MORE AGGRESSIVE OPTIONS AND FUTURES STRATEGIES:
As outlined above, the Funds discussed in this Section 19. may engage in types of options and futures transactions not permitted to the other Funds, including over-the-counter options, writing covered put options, and more types of transactions that are not solely for hedging-type purposes or that otherwise may be more speculative. Also, even as to options and futures transactions of a type that are permitted to other Funds, these Funds are, in certain cases, not as limited regarding the amount of their assets that may be so employed. Accordingly, to the extent that these Funds exercise their broader authority to enter into options and futures transactions, they may incur greater risks than the other Funds.

20.  LIMITING THE FUNDS' EXPOSURE TO CERTAIN FUTURES AND OPTION TRANSACTIONS.

     The Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds will not enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of the Fund's assets required by commodities exchanges to be on deposit as margin to secure its obligations under futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, exceeds 5% of the market value of the Fund's total assets.

     The following limitation applies to all of the Funds that can invest in financial futures contracts or options thereon, other than the Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds: No such other Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

     Nor will any of the Large Cap Value, Large Cap Value CORE, Large Cap Growth, Small Cap Equity, or International Opportunities B Funds enter into any transaction in interest rate, stock index or currency futures, or options thereon, or stock index options, if the value of the securities being hedged by all of such instruments would immediately thereafter be more than one-third of the value of the Fund's total assets.

   Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

21.  USING OTHER TYPES OF DERIVATIVE INSTRUMENTS

     A. OVERVIEW: The International Equity Index, Global Balanced, and High Yield Bond Funds may engage in "swap" transactions (specifically interest rate, currency and index swaps) and in the purchase or sale of related "caps," "floors," or "collars." The Emerging Markets Equity Fund may also engage in those transactions and, in addition, may engage in equity swap transactions. The Managed Fund may invest up to 10% of its total assets (at the time the swap is entered into) in currency and equity swaps for hedging purposes or for currency
management strategies permitted to it under Section 6 above.   The International
Opportunities B Fund may invest up to 10% of its total assets (at the time the swap is entered into) in currency and equity swaps, although it will use currency swaps only for hedging purposes. The Global Bond Fund may also use these derivative instruments, but only for currency management strategies permitted to it under Section 6. above.

     The nature and risks of these types of transactions are discussed further in the paragraphs that follow.

     B. INTEREST RATE SWAPS: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     C. INTEREST RATE CAPS, FLOORS AND COLLARS: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     D. CURRENCY, INDEX AND EQUITY SWAPS, CAPS, FLOORS AND COLLARS: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     E. RISKS AND PURPOSES OF THESE OTHER DERIVATIVES: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     F. SEGREGATION REQUIREMENTS FOR THESE DERIVATIVES: Each Fund will maintain cash or liquid debt securities in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under swaps, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

22.  INVESTING IN OTHER INVESTMENT COMPANIES

     A. OVERVIEW: Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

     B. INVESTING IN PASSIVE FOREIGN INVESTMENT COMPANIES: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

     The International Equity Index Fund is likely to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)

   C. INVESTING IN EXCHANGE TRADED FUNDS: All Funds (other than the Short-Term Bond, Bond Index, Active Bond, High Yield Bond, Global Bond and Money Market Funds) may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

     (i) INVESTING IN ISHARES: iSharessmare shares of an open-end investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX. To date, iSharessm have traded at relatively modest discounts and premiums to the NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

     (ii)  INVESTING IN SPDRS:   SPDRs are American Stock Exchange-traded
securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

     D. INVESTING IN MONEY MARKET FUND SHARES: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. The subadviser to the Multi Cap Growth Fund will remit the fees it receives from money market funds it manages, to the extent such fees are based on the Multi Cap Growth Fund's assets, to the Multi Cap Growth Fund. Nor are the Large Cap Value, Small Cap Value,, International Opportunities, and International Opportunities B, Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

23.  PURCHASING "WHEN ISSUED" SECURITIES AND FORWARD COMMITMENTS

     A. OVERVIEW: All Funds (other than the Large Cap Growth, Growth & Income, Real Estate Equity, Health Sciences,and Money Market Funds) may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

     In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

     B. ASSET SEGREGATION REQUIREMENT FOR THESE TRANSACTIONS. Each Fund will maintain in a segregated account with its custodian cash or liquid securities that at all times equal the amount of its when issued and forward commitments.

24.  SHORT-TERM TRADING

     All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund.

Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

25.  ENTERING INTO REPURCHASE AGREEMENTS

     All of the Funds may enter into repurchase agreements.

     A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     The Large Cap Growth, Growth & Income, Real Estate Equity, Managed, Active Bond, and Money Market Funds may not invest in repurchase agreements maturing in more than 7 days. No other Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% of the Fund's net assets.

     Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

26.  PARTICIPATING IN JOINT TRADING ACCOUNTS

     John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 25. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Value CORE, Multi Cap Growth Fund, Small/Mid Cap CORE, Small Cap Growth, and Money Market Funds) regularly participate in it.

     Each Fund is also free to participate in any similar joint trading account that its subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders, and the following Funds regularly participate in such other joint trading accounts: the Large Cap Value CORE, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, and Small Cap Growth Funds.

   In each case, the subadviser that operates one of these joint trading accounts is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

27.  LENDING OF FUND SECURITIES

     In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 60 days and will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

28.  USING REVERSE REPURCHASE AGREEMENTS AND MORTGAGE "DOLLAR ROLLS"

     A. OVERVIEW: The Short-Term Bond and Money Market Funds may enter into reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

     The Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, and Global Bond Funds may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

     The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

     B. ASSET SEGREGATION REQUIREMENTS FOR REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS: Each Fund will set aside in a segregated account with its custodian liquid assets that at all times are at least equal to its obligations under outstanding reverse repurchase agreements and mortgage dollar rolls it has entered into.

29.  INVESTING IN RULE 144A AND ILLIQUID SECURITIES

     All Funds may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Case-by-case determinations are made whether each issue of Rule 144A securities owned by the Fund is an illiquid security.

   If illiquid, a Rule 144A security may not be purchased by the Money Market Fund. Nor may the Money Market Fund purchase any other investments that are deemed to be illiquid, if the total of all its illiquid assets would be more than 10% of its net assets. Each Fund other than the Money Market Fund, however, may purchase illiquid Rule 144A securities, or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% of the Fund's net assets.

30.    INVESTING IN CONVERTIBLE SECURITIES AND WARRANTS

   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

31.   INVESTING IN INITIAL PUBLIC OFFERINGS ("IPOS")

   Almost all Funds of the Trust have the ability to invest in IPOs.   IPO
investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.


D.  THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

   The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

   In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

   To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

   As a matter of fundamental policy, no Fund will:

   (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate. Investments of the type permitted in the Real Estate Equity Fund are not deemed interests in real estate for the purposes of this restriction.

   (2) Make loans, other than through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies, except that each Fund may lend portfolio securities not having a value in excess of 33 1/3% of the Fund's total assets.

   (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

       (A) the Equity Index, Large Cap Value, Large Cap Growth, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond and Global Bond Funds may

           (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth Fund if more than one-third of the Fund's total assets would immediately thereafter be subject to such call and put options,

           (ii) purchase options on stock indexes and write such options to close out positions previously established, and

           (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Large Cap Value, Large Cap Growth, and Small Cap Equity Funds, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Fund which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to the Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Fund's total assets;

     (B) with respect to the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds, forward foreign exchange contracts, forward commitments, and when issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purpose of this restriction;

     (C) the Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may, in addition to the activities permitted in (A) and (B) above,

           (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund, and purchase put and call options to close out any positions thus established, and

           (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets;

     (D) the Large Cap Growth and Active Bond Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C)(ii), above, with respect to the Funds listed therein, and the Growth & Income and Real Estate Equity Funds may enter into futures contracts and purchase or write options thereon to the same extent as if permitted in (A)(iii) and (C)(ii) above; and

     (E) the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International

   Opportunities B, Emerging Markets Equity, Health Sciences, andManaged, Global Balanced, High Yield Bond, and Global Bond Funds may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

   (4) Engage in the underwriting of securities of other issuers, except to the extent the Fund may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired.

   (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Fund as of the time each such borrowing is made, or 10% as to the Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Fundamental Growth, Small/Mid Cap CORE, Small Cap Value, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Bond Index, and High Yield Bond Funds, subject to a non-fundamental policy that none of these Funds will make additional investments at any time when such borrowings plus any amounts payable by the Fund under reverse repurchase agreements exceed 5% of that Fund's total assets.

   (6) Except as set forth in the following sentence, neither the Growth & Income, nor the Large Cap Growth, Real Estate Equity, Managed, Active Bond, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Growth & Income, Large Cap Growth, Real Estate Equity, Managed and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets.

   (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3), above nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

   (8) Invest for the purpose of exercising control over or management of any company.

   (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission ("SEC") or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Fund would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Fund's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Fund's total assets, or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction (9) does not apply to the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, Health Sciences, International Opportunities, International Opportunities B, Emerging Markets Equity, Global Balanced, Bond Index, High Yield Bond, or Global Bond Funds.

   (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Multi Cap Growth, Health Sciences, Managed, Global Balanced, or Global Bond Funds.

   (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction (3), above; the use of option contracts as permitted by restriction (3), above; or the use of foreign currency contracts.

   The Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. For the purpose of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes.

   For purposes of any restrictions or limitation to which the Trust is subject, no Fund, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed:

   (i) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument or

   (ii) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Fund does not hold directly in its portfolio.

E.  BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

   The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

   The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2001.

   The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2001.

   The Audit Committee of the Board consists of the following independent
Trustees:   Ms. Cook, Mr. McClellan and Mr. Verdonck.  The Audit Committee
assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2001.

   Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

   The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                                                                                 Number of
                                                                                                JHVST Funds          Other
Name, Address and        Position with          Term of            Principal Occupation         Overseen by   Directorships Held
        Age                  Trust               Office             During Past 5 years          Trustees         by Trustees
-----------------        -------------          -------            --------------------         ------------  -------------------
Interested Trustees:

Michele G. Van Leer    Chairman and       Indefinite            Senior Vice President,                 28         None
(age 44)               Trustee            (Commenced            Product Management, John
John Hancock Place                        September 1998)       Hancock Life Insurance
Boston,                                                         Company; President and
Massachusetts 02117                                             Director John Hancock
                                                                Variable Life Insurance
                                                                Company

Kathleen F. Driscoll   Vice Chairman,     Indefinite            Vice President, Signator               28         None
(age 45)               President and      (Commenced June,      Brokerage, John Hancock
John Hancock Place     Trustee            2001)                 Life Insurance Company,
Boston,                                                         Vice President, Corporate
Massachusetts 02117                                             Communications, John
                                                                Hancock Life Insurance
                                                                Company


Independent Trustees:

Elizabeth G. Cook      Trustee            Indefinite            Expressive Arts Therapist,             28         None
(age 64)                                  (Commenced April      Dana Farber Cancer
c/o John Hancock                          1993)                 Institute; President, The
Variable Series                                                 Advertising Club of
Trust I, John                                                   Greater Boston
Hancock Place,
Boston,
Massachusetts 02117

Diane C. Kessler       Trustee            Indefinite            Executive Director,                    28         None
(age 55)                                  (Commenced April      Massachusetts Council of
c/o John Hancock                          1999)                 Churches
Variable Series
Trust I, John
Hancock Place,
Boston,
Massachusetts 02117

-----------------
Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

                                                                                                 Number of
                                                                                                JHVST Funds          Other
Name, Address and        Position with          Term of            Principal Occupation         Overseen by   Directorships Held
        Age                  Trust               Office             During Past 5 years          Trustees         by Trustees
-----------------        -------------          -------            --------------------         ------------  -------------------
Robert F. Verdonck     Trustee            Indefinite            President and Chief                    28         None
(age 56)                                  (Commenced April      Executive Officer, East
c/o John Hancock                          1999)                 Boston Savings Bank
Variable Series
Trust I, John
Hancock Place,
Boston,
Massachusetts 02117

Hassell H. McClellan   Trustee            Indefinite            Professor and Graduate                 28         None
(age 56)                                  (Commenced            Dean, The Graduate School
c/o John Hancock                          February, 2001)       of the Wallace G. Carroll
Variable Series                                                 School of Management,
Trust I, John                                                   Boston College
Hancock Place,
Boston,
Massachusetts 02117
Other Officers

Jude A. Curtis (age    Compliance         Indefinite            Second Vice President and        N/A               N/A
43)                    Officer            (Commenced June,      Chief Investment
John Hancock Place                        2000)                 Compliance Officer, John
Boston,                                                         Hancock Life Insurance
Massachusetts 02117                                             Company; formerly Second
                                                                Vice President and
                                                                Counsel, Office of
                                                                Business Conduct; John
                                                                Hancock Life Insurance
                                                                Company; formerly a
                                                                Partner at Hale and Dorr
                                                                LLP (law firm)


Maryellen Carney       Asst. Compliance   Indefinite            Compliance Specialist,           N/A               N/A
(age 36)               Officer            (Commenced June,      John Hancock Life
John Hancock Place                        1999)                 Insurance Company;
Boston,                                                         formerly Investment
Massachusetts 02117                                             Company and Investment
                                                                Adviser Examiner, U.S.
                                                                Securities & Exchange
                                                                Commission, Boston Office

                                                                                                 Number of
                                                                                                JHVST Funds          Other
Name, Address and        Position with          Term of            Principal Occupation         Overseen by   Directorships Held
        Age                  Trust               Office             During Past 5 years          Trustees         by Trustees
-----------------        -------------          -------            --------------------         ------------  -------------------
Raymond F. Skiba       Treasurer          Indefinite            Director of Fund                 N/A               N/A
(age 56)                                  (Commenced            Operations, John Hancock
John Hancock Place                        February, 1986)       Life Insurance Company
Boston,
Massachusetts 02117

Karen Q. Visconti      Secretary          Indefinite            Senior Marketing                 N/A               N/A
(age 48)                                  (Commenced August,    Consultant, Life Product
John Hancock Place                        1999)                 Management, John Hancock
Boston,                                                         Life Insurance Company
Massachusetts 02117

Arnold R. Bergman      Assistant          Indefinite            Counsel, Law Department,         N/A               N/A
(age 51) John          Secretary          (Commenced            John Hancock Life
Hancock Place,                            December, 1999)       Insurance company;
Boston,                                                         formerly Vice President,
Massachusetts 02117                                             General Counsel and
                                                                Secretary, First Variable
                                                                Life Insurance Company

   Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

   The names and range of each Trustee's interest in any Fund as of December 31, 2001 are set forth in the table below

Name of Trustee                     Dollar Range of Interest in        Dollar Range of Interest in
                                              Any Fund                          All Funds
Interested Trustees:
Michele G. Van Leer                              0                                  0
Kathleen F. Driscoll                      $10,000-$50,000                    $10,000-$50,000

Independent Trustees:
Elizabeth G. Cook                        $50,000-$100,000                   $50,000-$100,000
Diane C. Kessler                          $10,000-$50,000                    $10,000-$50,000
Robert F. Verdonck                         $1,000-$10,000                     $1,000-$10,000
Hassell H. McClellan                             0                                  0

     Compensation paid by the Trust to its current disinterested Trustees during 2001 was as follows:

   Ms. Cook         $61,000
   Ms. Kessler      $53,000
   Mr. Verdonck     $59,000
   Mr. McClellan    $57,000

The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $10.3 billion for the year 2001.

F.  INVESTMENT ADVISORY ARRANGEMENTS

1.   THE TRUST'S INVESTMENT ADVISORY ARRANGEMENTS WITH JOHN HANCOCK

   John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust pays John Hancock investment advisory fees at the following rates:

                                                          John Hancock's Investment Advisory Fee
                                                          as an Annual Percentage of Each Portion
Fund                                                      of the Fund's Average Daily Net Assets
----                                                      ---------------------------------------
Equity Index                             .15% of first $75 million; .14% of next $50 million; .13% above $125 million

Large Cap Value                          .75%

Large Cap Value CORE                     .75% of first $50 million; .65% of next $150 million; .60% above $200 million

Large Cap Growth                         .40% of first $500 million; .35% of next $500 million; .30% above $1 billion

Large Cap Aggressive Growth              1.00% of first $10 million; .875% of next $10 million; .75% above $20 million

Growth & Income                          .71% of first $150 million; .69% of next $150 million; .67% above $300 million

Fundamental Value                        .95% of first $25 million; .85% of next $25 million; .75%  of next $50 million;
                                         65% above $100 million

Multi Cap Growth                         1.00% of first $100 million; .90% above $100 million

Fundamental Growth                       .90% of first $250 million; .85% above $250 million

Small/Mid Cap CORE                       .80% of first $50 million; .70% above $50 million

Small/Mid Cap Growth                     1.00% of first $50 million; .95% of next $150 million; .90% above $200 million

Small Cap Equity                         .90% of first $150 million; .75% of next $150 million; .65% of next $200 million;
                                         .60% above $500 million

Small Cap Value                          .95%

Small Cap Growth                         1.05%

                                                          John Hancock's Investment Advisory Fee
                                                          as an Annual Percentage of Each Portion
Fund                                                      of the Fund's Average Daily Net Assets
----                                                      ---------------------------------------
International Equity Index               .18% of first $100 million; .15% of next $100 million; .11% above $200 million

International Opportunities              1.30% of first $20 million; 1.15% of next $30 million; 1.05% above $50 million

International Opportunities B            1.20% of first $50 million; 1.05% of next $150 million; 1.00% above $200 million

Emerging Markets Equity                  1.65% of first $10 million; 1.45% of next $140 million; 1.35% above $150 million

Real Estate Equity                       1.10% of first $50 million; 1.00% of the next $50 million; .90% of the next $100 million;
                                         .80% above $200 million

Health Sciences                          1.00% of first $250 million; .95% above $250 million

Managed                                  .74% of first $500 million; .68% of next $500 million; .65% above $1 billion

Global Balanced                          1.05% of first $150 million; .95% of next $150 million; .80% of next $200 million;
                                         .75% above $500 million

Short-Term Bond                          .60%

Bond Index                               .15% of first $100 million; .13% of next $150 million; .11% above $250 million

Active Bond                              .70% of first $100 million; .65% of next $150 million; .61% of next $250 million;
                                         .58% of next $500 million; .55% above $1 billion

High Yield Bond                          .80% of first $100 million; .70% above $100 million

Global Bond                              .85% of first $150 million; .80% of next $150 million; .75 of next $200 million;
                                         .70% above $500 million

Money Market                             .25%

   Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust;

tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.  THE TRUST'S ARRANGEMENTS WITH SUBADVISERS

   Set forth below are the names to the Funds' subadvisers and certain persons who may control them.

                  Subadviser                 Subadviser's                                        General Nature
                and the Funds                 Controlling                                              of
                  It Manages                   Person             Basis of Control         Control Person's Business
                -------------                ------------         ----------------         -------------------------
   1.  Independence Investment            John Hancock         Indirectly owns 100%     Financial services holding
       Associates, LLC (Managed,          Financial Services   of voting stock          company
       Growth & Income, Large Cap         Inc.
       Growth, Real Estate Equity,
       Short-Term Bond, and               John Hancock         Indirectly owns          Life insurance and other
       International Equity Index         Life Insurance       100% of voting stock     financial services provided
       Funds)                             Company                                       directly or through subsidiaries


   2.  John Hancock Advisers, LLC
       (Small Cap Growth, and Active      Same as 1. above.
       Bond)

   3.  SSgA Funds Management, Inc.        State Street         Owns 100% of the         Financial services holding
       (Equity Index Fund)                Corporation          subadviser               company

   4.  T. Rowe Price Associates, Inc.     T. Rowe price        Owns 100% of the         Publicly traded financial
       (Large Cap Value and Small Cap     Group, Inc.          subadviser               services holding company
       Value Funds)

   5.  Janus Capital Management, LLC      Stilwell             Indirectly owns          Publicly traded transportation
       (Multi Cap Growth Fund)            Financial, Inc.      8288.7% of the           and financial services asset
                                          Kansas City          subadviser               management company
                                          Southern
                                          Industries, Inc.
                                                                                        CEO and Chairman of the Board,
                                                               Owns 126.2% of the       Janus Capital
                                          Thomas H. Bailey     subadviser and, by       CorporationPrivate Investor
                                                               contract, may elect
                                                               majority of the
                                                               subadviser's directors
                                                               (subject to approval
                                                               of Stilwell Financial,
                                                               Inc.)

   6.  Goldman Sachs Asset Management     The Goldman Sachs    The subadviser is a      Publicly traded global
       (Small/Mid Cap CORE, ,  and        Group Inc.           unit of the Investment   investment banking and
       Large Cap Value CORE, and                               Management Division of   securities firm
       International Equity Funds)                             Goldman, Sachs & Co.,
                                                               a subsidiary of
                                                               Goldman Saks Group Inc.

                  Subadviser                       Subadviser's                                        General Nature
                and the Funds                       Controlling                                              of
                  It Manages                         Person             Basis of Control         Control Person's Business
                -------------                      ------------         ----------------         -------------------------
   7.  T. Rowe Price International,             T. Rowe Price        Indirectly owns 100%     Publicly traded financial
       Inc. (International                      Group, Inc.          of the subadviser        services holding company
       Opportunities and
       International Opportunities
       B Funds)

   8.  Morgan Stanley Investment                Morgan Stanley       Directly owns 100% of    Publicly traded financial
       Management Inc. (Emerging                Dean Witter & Co.    voting stock             services company
       Markets Equity  and Real Estate
       Equity Funds)

   9.  Mellon Bond Associates, LLP              Mellon Financial     Directly owns 100% of    Bank holding company
       (Bond Index Fund)                        Corporation          the subadviser

  10.  Wellington Management Company, LLP       Laurie A. Gabriel;   Managing Partners        Investment management
       (High Yield Bond,                        Duncan M.
       Small/Mid Cap Growth,                    McFarland;
       Fundamental Value,                       John R. Ryan
       and Money Market Funds)

  11.  Alliance Capital Management, LLP         AXA Financial,       AXA and its              Life insurance and other
       (Large Cap Aggressive Growth)            Inc. ("AXA")         subsidiaries owned (as   financial services
                                                                     of 12/31/01) 51.7% of
                                                                     the outstanding units
                                                                     of limited partnership
                                                                     interests in the
                                                                     subadviser

  12.  Capital Guardian Trust Company           The Capital          The subadviser is an     Financial services holding
       (Managed, Small Cap Equity,              Guardian Group       indirect wholly owned    company
       Global Balanced and Global Bond          Companies, Inc.      subsidiary of CGCI
       Funds)                                   ("CGCI")

  13.  Putnam Investment Management, LLC        Marsh & McLennan     The subadviser is an     Publicly owned holding company
       (Growth & Income, Fundamental            Companies, Inc       indirect wholly owned    whose principal businesses are
       Growth and Health Sciences               (Marsh")             subsidiary of Marsh      international insurance and
       Funds)                                                                                 reinsurance brokerage,
                                                                                              employment benefit counseling
                                                                                              and investment management


Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. THE BELOW FEES ARE PAID BY JOHN HANCOCK AND NOT BY THE FUNDS.


                                                  Subadvisory Fees Payable by John Hancock,
           Fund                            as a Percentage of Each Fund's Average Daily Net Assets
           ----                            -------------------------------------------------------
Equity Index                .05% of first $50 million; .04% of next $50 million; .02% of next $300 million; and
                            .01% above $400 million

Large Cap Value             .40% of first $500 million; and .35% above $500 million

Large Cap Value CORE        .40% of first $50 million; .30% of next $150 million; .25% of next $800 million; and
                            .20% above $1 billion

Large Cap Growth            .30% of first $500 million; .2625% of next $500 million; and .225% above $1 billion

Large Cap Aggressive        .75% of first $10 million; .625% of next $10 million; and .50% above $20 million
Growth

Growth & Income             Assets managed by Independence Investment, LLC:  .1875%
                            Assets managed by Putnam Investment Management, LLC; .50% of first $150 million;
                            .45% of next $150 million; and .35% above $300 million

Fundamental Value           .60% of first $25 million; .50% of next $25 million; .40% of next $50 million; and
                            .30% above $100 million

Multi Cap Growth            .55% of first $100 million; .50% of the next  $400 million; and .45% above $500 million

Fundamental Growth          .50% of first $250 million; and .45% above $250 million

Small/Mid Cap CORE          .60% of first $50 million; and .50% above $50 million

Small/Mid Cap Growth        .50% of first $50 million; .45% of next $150 million; and .40% above $200 million

Small Cap Equity            .65% of first $150 million; .50% of next $150 million; .40% of next $200 million;
                            and .35% above $500 million

Small Cap Value             .60% of the first $500 million; and .55% above $500 million

Small Cap Growth            .50%

International Equity Index  .125% of first $100 million; .10% of next $100 million; and .06% above $200 million

International               .75% of first $20 million; .60% of next $30 million; .50% of next $150 million; .50%
Opportunities               of all assets when the Fund is more than $200 million but less than $500 million;
                            .45% of all assets above $500 million

International               .60% of first $50 million; .55% of next $150 million; and .50% above $200 million
Opportunities B

Emerging Markets Equity     1.10% of first $10 million; .90% of next $140 million; and .80% above $150 million.

                                                  Subadvisory Fees Payable by John Hancock,
           Fund                            as a Percentage of Each Fund's Average Daily Net Assets
           ----                            -------------------------------------------------------
Real Estate Equity          Assets managed by Independence Investment LLC:  .30% of first $300 million; .25% of next $500 million; and .20% above $800 million
                            Assets managed by Morgan Stanley Investment Management Inc.:  .70% of first $50 million; .60% of next $50 million; .50% of next $100 million; and .40% above $200 million

Health Sciences             .55% of first $250 million; and .50% above $250 million
Managed                     Assets managed by Independence Investment LLC:  .30% of first $500 million; .2625%
                            of next $500 million; and .2250% above $1 billion
                            Assets managed by Capital Guardian Trust Company:  .50% of first $150 million; .45%
                            of next $150 million; .30% of next $200 million; and .25% above $500 million

Global Balanced             .65% of first $150 million; .55% of next $150 million; .40 of next $200 million; and
                            .35% above $500 million

Short-Term Bond             .19% of first $250 million; .17% of next $250 million; and .15% above $500 million

Bond Index                  .07% of first $100 million; .06% of next $150 million; .03% of next $250 million;
                            and .01% above $500 million

Active Bond                 .25% of first $100 million; .20% of next $150 million; .16% of next $250 million;
                            .125% of next $500 million; and .10% above $1 billion

High Yield Bond             .45%

Global Bond                 .40% of first $150 million; .35% of next $150 million; .30% of next $200 million;
                            and .25% above $500 million

Money Market                .09% of first $250 million; .05% of next $500 million; and .02% above $750 million

3. DOLLAR AMOUNTS OF ADVISORY FEES, SUBADVISORY FEES, AND EXPENSE REIMBURSEMENTS

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the subadvisory fees that John Hancock paid to subadvisers for the past three years:

Fund                                        2001          2000        1999       2001       2000       1999
----                                     ----------    ----------  ----------  ---------  ---------  ---------
Managed............................      18,129,438    12,069,024  10,789,553  7,509,704  7,988,141  8,001,416
Growth & Income....................      18,378,237    12,188,384   9,806,770  6,378,814  7,674,810  7,269,220
Equity Index.......................         638,853       682,347     448,044    184,656    252,856    181,624
Large Cap Value....................       1,654,981     1,222,357   1,087,807    892,337    811,804    710,068
Large Cap Value CORE...............         278,769        81,748      13,622    148,487     43,874      6,990
Large Cap Growth...................       3,319,872     4,955,653   4,378,106  2,489,889  3,756,913  3,250,179
Large Cap Aggressive
   Growth..........................         272,132       214,471      38,421    193,921    156,294     27,498
Fundamental Value..................         342,746        87,948      16,857    208,657     55,933     10,259
Multi Cap Growth...................       2,410,233     4,303,524   1,646,277  1,535,019  3,001,588  1,119,977
Real Estate Equity.................       1,556,143       946,388     835,184    758,395    473,629    413,496
Health Sciences....................         163,858           - -         - -     90,120        - -        - -
Small/Mid Cap Growth...............       1,403,338     1,382,046   1,360,053    848,219    939,041    902,527
Fundamental Growth.................         327,064       249,227      17,491    181,703    144,847      9,805
Small/Mid Cap CORE.................         218,743       131.301      47,616    164,053     99,006     35,177
Small Cap Equity...................         619,083       602,274     512,633    459,131    409,844    348,363
Small Cap Value....................         559,231       126,890      15,837    353,196     87,204     10,454
Small Cap Growth...................       1,533,746     1,965,285     732,594    937,017  1.319,650    478,916
Global Balanced....................         291,727       261,293     253,044    187,638    149,889    147,136
International Equity Index.........         261,569       354,066     313,649    179,380    240,625    210,822
International Opportunities B               218,738       139,438      35,992    123,235     84,469     20,788
International Opportunities........         844,115       819,520     582,128    547,558    589,537    409,561
Emerging Markets Equity............         364,553       523,867     182,265    272,023    408,779    145,114
Short-Term Bond....................         468,356       220,826     216,170    225,303    114,279    135,464
Bond Index.........................         135,751        72,662      48,433     66,937     39,093     25,498
Active Bond........................       5,236,730     2,573,480   2,214,912  1,389,019  1,534,969  1,643,765
Global Bond........................         518,629       467,803     488,070    239,893    290,135    306,570
High Yield Bond....................         260,006       159,282     111,177    175,704    123,619     84,425
Money Market.......................       1,319,703     1,038,533     965,427    650,891  1,038,533    953,183

-------------
* Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.

     Under the investment advisory agreements, for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. These reimbursements have been as follows for the past three years.

Fund                                                                  2001                  2000                  1999
----                                                                -------               -------               -------
Equity Index........................................                    --                    --               275,336
Large Cap Value CORE................................                10,830                26,638                 5,824
Large Cap Aggressive Growth.........................                29,164                11,479                 3,504
Fundamental Value...................................                79,742                28,895                 6,512
Small/Mid Cap Growth................................                 4,000                    --                 1,790
Small Cap Equity....................................                 7,794                23,198                 6,224
Small Cap Value.....................................                16,492                32,214                 9,254
Small Cap Growth....................................                50,542                    --                   - -
Global Balanced.....................................                58,591                85,676                91,146
International Equity Index..........................               202,794               195,833                21,900
International Opportunities B.......................                21,991                92,396                21,901
International Opportunities.........................               143,444               154,310                92,017
Global Bond.........................................                 2,284                63,735                 1,445
Fundamental Growth..................................                67,599                10,455                 2,888
Small/Mid Cap CORE..................................                68,521                53,769                77,179
Emerging Markets Equity.............................               733,661               499,569               294,354
Bond Index..........................................                   - -                11,335                17,185
High Yield Bond.....................................                38,330                29,620                42,314
Active Bond.........................................                   - -               201,827                    --

4.  BASIS OF TRUSTEE APPROVAL OF CONTINUANCE OF ADVISORY ARRANGEMENTS

   The Trust's Board of Trustees, at a meeting on February 6, 2002, approved the continuance of the Trust's investment management agreements ("advisory agreements") with John Hancock and the Trust's sub-investment management agreements ("sub-advisory agreements") with sub-advisers. In the process, the Board evaluated, among other things, written and oral information provided by John Hancock in response to a request of the Trustees. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   During the year, the Board devotes a substantial portion of each of its five regularly scheduled meetings to an ongoing review and evaluation of John Hancock and the sub-advisers. This ongoing process is based primarily on written and oral reports by John Hancock, in-person presentations by the Trust's sub-advisers on a rotating basis, and answers to questions addressed by the Trustees to representatives of John Hancock and the sub-advisers. In this connection, the Trustees receive information from John Hancock regarding John Hancock's performance of its functions, including monitoring and evaluation of each sub-adviser. This information relates to such matters as the nature, scope and quality of the services provided by the sub-advisers to the Trust, and includes, among other things, (i) the investment performance of each sub-adviser, (ii) any recommendation by John Hancock to terminate, replace or add a sub-adviser, and
(iii) any recommendation by John Hancock to change any advisory or sub-advisory fee.

   The Trust Governance Committee schedules four meetings a year pursuant to a Charter that empowers the Committee to meet separately from management in connection with consideration of the advisory and sub-advisory agreements. The Charter also empowers the Committee, in any case it deems advisable, to retain special counsel or other experts or consultants, at the expense of the Trust or any Fund, to further the interests of the Trust.

   The Board generally schedules its meeting in February of each year to consider whether or not to approve continuing the advisory and sub-advisory agreements for another year. The Board considers, as applicable, factors bearing on the nature, scope, quality, cost and profitability of the services provided to the Trust under these agreements, with a view toward making a business judgment whether each agreement, including the fee, is, under all of the circumstances, in the best interest of the Trust.

  In approving the agreements at their February 6, 2002 meeting, the Trustees considered various factors, and, in their business judgment, reached various conclusions, principally including the following:

  o The Trustees reviewed the nature and scope of the various management and administrative services that John Hancock provides to the Trust, including, among other things, John Hancock's functions in overseeing, monitoring and reporting on the Trust's 13 sub-advisers. The Trustees also reviewed the nature and scope of the portfolio management services that the sub-advisers provide to the various Funds.

  o The Trustees assessed the quality of John Hancock's services and each sub-adviser's services, on such bases as investment performance and expense experience for each Fund, on both an absolute basis and a comparative basis (against benchmarks and certain investment performance data of similar funds prepared at John Hancock's request by an unaffiliated company) over current and multi-year periods. Given that similar funds may allocate other operating expenses (non-advisory fees) differently between the fund and its adviser than does a Fund of the Trust, the Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only.

  o Furthermore, the Trustees considered that John Hancock and its insurance company affiliates (the "Insurers") impose fees and charges at the separate account level under the variable insurance products and that some of these fees and charges, like the Funds' advisory fees, are computed as a percentage of net assets invested. Therefore, the Trustees concluded that a comparison of Trust operating expenses aggregated with certain such asset-based charges imposed at the separate account level could be meaningful, even though the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products. Therefore, the Trustees considered expense information for each Fund, both on an absolute basis and a comparative basis (against data for similar funds underlying variable insurance products that was compiled at John Hancock's request by an unaffiliated company) that also included certain of such charges at the separate account level.

  o The Trustees reviewed a schedule of the advisory fee and sub-advisory fee for each Fund and concluded that most of the Funds have breakpoints that can pass along a portion of any economies of scale to the contract owners. The Trustees will consider instituting or accentuating breakpoints for each Fund or seeking a fee reduction if the Fund's assets continue to increase and further economies of scale result.

  o The Trustees considered the above-mentioned analysis of similar fund advisory fee and expense data. Based on that analysis, the Trustees concluded that, while comparative data are not to be relied on exclusively, the aggregate advisory fees and other expenses of each Fund are within the range paid by similar funds. The Trustees also considered the fact that John Hancock has undertaken to reimburse the Funds for certain operating expenses in excess of a stated rate and that, for 2001, John Hancock reimbursed 16 of the Funds pursuant to this undertaking.

  o The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Trust serve as the underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers, (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either Trust shares or variable insurance products (although John Hancock may use profits realized from the advisory fees for any lawful purpose). While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees concluded that, under all the circumstances, any such benefits to John Hancock did not appear to be inconsistent with the best interest of each Fund.

  o The Trustees considered that, in addition to the sub-advisory fees received by sub-advisers from John Hancock, sub-advisers in some cases receive benefits through soft dollar arrangements by which brokers provide research and certain other services to sub-advisers in return for being allocated Trust "brokerage" transactions. The Trustees considered: (i) information provided by John Hancock about the extent and nature of such practice by each Fund as applicable; (ii) representations of sub-advisers regarding the appropriateness of their practices and (iii) an ongoing study and assessment by an unaffiliated company of the degree to which each Fund is receiving "best execution." Under all the circumstances, the Trustees concluded that each Fund's practices in this regard did not appear to be inconsistent with the best interest of the Fund.

  o The Trustees considered certain information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including information about profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information they had received from John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products, including the cost of processing orders for the purchase and redemption of Trust shares. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees had received was appropriate for purposes of their deliberations.

  o The Trustees considered the fact that: (i) John Hancock pays the sub-advisory fees to the sub-advisers; (ii) John Hancock and a Fund generally have a common interest in negotiating the sub-advisory fees downward; (iii) in some cases, John Hancock has succeeded in negotiating a sub-advisory fee rate that is less than the average rate that a sub-adviser charges to similar funds; and (iv) the sub-advisers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would (including any influence with respect to the level of their sub-advisory fees). In light of, among other things, the particular characteristics of the adviser/sub-adviser relationship, the Trustees concluded that the profitability information mentioned above concerning the Insurers was appropriate for purposes of their deliberations over continuation of both the advisory and sub-advisory agreements.

  In connection with their deliberations, the Board and the Trust Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with the Insurers' variable insurance products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit John Hancock to "veto" Trustee or contract owner proposals for an adviser other than John Hancock under specified circumstances and that the 1940 Act would permit John Hancock to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than John Hancock.

  The Trustees also took into account the fact that John Hancock affords contract owners the privilege of instructing John Hancock how to vote the Trust shares held by John Hancock and that, pursuant to the process, the contract owners, had voted to approve the advisory agreement and each of the sub-advisory agreements.

  The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Trust Governance Committee, and the Audit Committee and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Trust's advisory agreement and each sub-advisory agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

   As a result of their consideration, the Trustees, in the exercise of their business judgment, approved the continuation each such agreement as being in the best interest of each Fund to which it relates.


G.  ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.  UNDERWRITING AND INDEMNITY AGREEMENT

  Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.  CUSTODY OF THE TRUST'S ASSETS

  State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous trasaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

  Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

  In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

  If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.  SUBADMINISTRATION AGREEMENT WITH STATE STREET BANK

  Pursuant to a subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements, . The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net
assets after that.   Each Fund is allocated the greater of a minimum monthly
Fund fee or the basis point annual fee, based on the pro-rata total net asset
value of that Fund.   The minimum monthly Fund fee is $1,333.

4.  INDEPENDENT AUDITORS

  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

H.  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

AMOUNTS OF BROKERAGE PAID

  Brokerage commissions paid by the Funds were as follows for the past three years:

Fund                                                               2001                  2000                1999
----                                                             ---------             ---------           ---------
Managed.............................................             2,387,899             2,765,087           2,390,067
Growth & Income.....................................             1,328,757             5,189,868           4,747,539
Equity Index........................................                96,080                64,982              61,865
Large Cap Value.....................................               164,776               155,165             110,393
Large Cap Value CORE................................                40,010                13,326               3,240
Large Cap Growth....................................             1,042,938             1,695,781           1,389,454
Large Cap Aggressive Growth.........................                64,914                33,476              11,885
Fundamental Value...................................               635,553                19,805              390510
Multi Cap Growth....................................               483,126               486,217             245,913
Real Estate Equity..................................               171,319               341,413             122,021
Fundamental Growth..................................                56,725                40,554               3,082
Small/Mid Cap CORE..................................                33,593                29,151              12,371
Small/Mid Cap Growth................................               362,533               214,360             621,068
Small Cap Equity....................................                89,478               325,733             284,381
Small Cap Value.....................................               130,951               142,364              21,848
Small Cap Growth....................................               268,016               236,981             146,206
Global Balanced.....................................                21,248                76,975              47,678
International Equity Index..........................                43,092                87,614             133,746
International Opportunities.........................               128,826               277,851              74,940
International Opportunities B.......................                80,159                36,616
Emerging Markets Equity.............................               158,236               236,636             189,025
Bond Index..........................................                 3,312                 1,770                 598
Global Bond.........................................                                       5,910
High Yield Bond.....................................                    88                   200
Health Sciences.....................................                28,279

HOW BROKERS AND DEALERS ARE SELECTED

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. The subadvisers use their best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

It is not the policy of the subadvisers to seek the lowest available commission if, in their reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

RESEARCH AND STATISTICAL SERVICES FURNISHED BY BROKERS AND DEALERS

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

RELATIONSHIP BETWEEN BROKERAGE COMMISSIONS AND RESEARCH AND STATISTICAL SERVICES FURNISHED BY BROKERS AND DEALERS

     When the subadvisers reasonably determine that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadvisers. In receiving these services, which are designed to augment the subadvisers' own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the sub-advisers' traders for the Funds, on the basis of their experience and judgement, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the sub-adviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

The subadvisers of the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The sub-advisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the sub-adviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above. During 2001, the amount of transactions, of each Fund directed to brokers who are included in these internal arrangements, and the related amounts of commission were as follows:

Fund                                                       Dollar Amount of      Dollar Amount of
----                                                         Transactions          Commissions
                                                          --------------------  --------------------
Managed.............................................           874,725,522               480,850
Growth & Income.....................................           548,555,439             1,237,781
Large Cap Value.....................................            12,633,806                16,848
Large Cap Growth....................................           384,351,913               229,887
Large Cap Aggressive Growth.........................            16,288,422                16,920
Fundamental Value...................................            67,980,088                36,012
Multi Cap Growth....................................             4,877,365                10,926
Real Estate Equity..................................            13,038,134                49,437
Fundamental Growth..................................            24,674,591                23,962
Small/Mid Cap Growth................................            42,079,549                50,250
Small Cap Value.....................................             3,528,235                 5,981
Small Cap Growth....................................            46,980,820                33,365
International Opportunities.........................             3,511,500                 7,373
Emerging Markets Equity.............................             4,661,904                11,959
Health Sciences.....................................             1,619,801                 2,457

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

BROKERAGE TRANSACTIONS IN FOREIGN MARKETS

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

SIMULTANEOUS TRANSACTIONS WITH OTHER ACCOUNTS

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at share prices which are approximately averaged.

     The subadvisers' allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.



USE OF BROKERS WHO ARE AFFILIATED WITH A SUBADVISER

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                                                                                    Amount of Commissions
                                    Name               Nature of Broker's                               Paid by Fund
                                     of                 Affiliation with                  -------------------------------------
Fund                          Affiliated Broker        Fund's Sub-Adviser                  2001             2000          1999
----                        ---------------------  ---------------------------            ------           ------        ------
International               Ord Minnett Group      Wholly-owned subsidiary of              $    0           $    0        $   34
 Opportunities              Ltd.                      sub-adviser's parent

International               Jardine Fleming & Co.  Wholly-owned subsidiary of              $    0           $  518        $  710
 Opportunities                                        sub-adviser's parent

International               Robert  Fleming        Wholly-owned subsidiary of              $    0           $  527        $1,166
 Opportunities              Securities, Ltd.          sub-adviser's parent

International               Jardine Fleming & Co.  Wholly-owned subsidiary of              $    0           $4,485        $    0
 Opportunities                                     sub-adviser's parent

International               Robert Fleming         Wholly-owned subsidiary of              $    0           $   77        $    0
 Opportunities              Securities, Ltd        sub-adviser's parent

Large Cap Value CORE        Goldman, Sachs & Co.   Dual operating division of              $    0           $    0        $   96
                                                   sub-adviser's parent

Large Cap Value             Neuberger Berman  LLC  Affiliated broker of Trust              $    0           $  190        $    0
                                                   affiliated sub-adviser

Small/Mid Cap CORE          Goldman, Sachs & Co.   Dual operating division of              $    0           $  753        $  120
                                                   parent of sub-adviser

International Equity        Goldman, Sachs & Co.   Dual operating division of              $3,141           $  128        $    0
                                                   parent of sub-adviser

Emerging Markets Equity     Morgan  Stanley Asia   Wholly-owned subsidiary of              $  163           $1,785        $2,779
                            Limited                sub-adviser's parent

Emerging Markets Equity     Morgan Stanley India   Wholly-owned subsidiary of              $  162           $    0        $    0
                            Limited                sub-adviser's parent

Emerging Markets Equity     Morgan Stanley & Co.   Wholly-owned subsidiary of              $2,120           $    0        $    0
                                                   sub-adviser's parent

Emerging Markets Equity     Morgan Stanley         Wholly-owned subsidiary of              $    0           $  880        $3,276
                            International Limited  sub-adviser's parent


  For 2001, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions 3.92% for the International Equity Fund, and 1.54% of the Emerging Markets Equity Fund. For 2000, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.13% for the International Opportunities Fund, 4.98% for the International Opportunities II Fund, 3.89% for the Large/Mid Cap Value II Fund, 0.82% for the Large Cap Value Fund, 2.26% for the Small/Mid Cap CORE Fund, 1.84% for the International Equity Fund, and 1.82% of the Emerging Markets Equity Fund.


I.  CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the sub-advisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the sub-advisers to the various Funds of the Trust ("Sub-Advisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and sub-advisers to the Funds and the interests of the Funds. These Codes do not prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Sub-Advisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Sub-Advisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J.  FEATURES OF THE TRUST'S SHARES

    The shares of beneficial interest of the Trust currently are divided into 28 series, each corresponding to one of the Trust's 28 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders.

    If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

    The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

    Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

    A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

    The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K.  SHAREHOLDER MEETINGS AND VOTING RIGHTS

    Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

    In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

    Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

L. SALES AND REDEMPTIONS OF FUND SHARES

"SEED MONEY" SHARES

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" to currently available funds have been as follows:

                                                                       "Seed Money"                   Date
                                                                   Shares Purchased by                 of
Fund                                                                   John Hancock                 Purchase
----                                                           ----------------------------  ----------------------
Equity Index                                                           15,000,000                  5/1/98
Large Cap Value CORE                                                    5,000,000                 8/31/99
Large Cap Aggressive Growth                                            10,000,000                 8/31/99
Fundamental Value                                                       5,000,000                 8/31/99
Fundamental Growth                                                      5,000,000                 8/31/99
Small/Mid Cap CORE                                                      5,000,000                  5/1/98
Small Cap Value                                                         5,000,000                 8/31/99
Health Sciences                                                        20,000,000                  5/1/01
International Opportunities                                            15,000,000                  5/1/98
Global Balanced                                                        20,000,000                  5/1/96
International Opportunities B                                          10,000,000                 8/31/99
Emerging Markets Equity                                                10,000,000                  5/1/98
Bond Index                                                             25,000,000                  5/1/98
High Yield Bond                                                        10,000,000                  5/1/98

     John Hancock (or its affiliate) may redeem these shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

SHARES SOLD AND REDEEMED IN CONNECTION WITH TRANSACTIONS UNDER VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M.   COMPUTING THE FUNDS' NET ASSET VALUE

     The net asset value per share of each Fund is determined once daily, after the declaration of dividends, if any, as of 4:00 p.m., New York City time, on each business day the New York Stock Exchange ("Exchange") is open for regular trading. For this purpose, however, certain derivative instruments may be valued using prices as late as 4:15 p.m.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N.   TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O.   INFORMATION ABOUT FUND PERFORMANCE

HOW MONEY MARKET FUND YIELDS ARE CALCULATED

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by
52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     For the seven-day period ending December 31, 2001, the Money Market Fund's current yield was 1.77%; its effective yield was 1.79%.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

CHARGES UNDER VARIABLE LIFE INSURANCE AND VARIABLE ANNUITY POLICIES

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P.   LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.


Q.   REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

APPENDIX A
----------

                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

     o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     o Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     o Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     o Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     o Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     o Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     o AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     o AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     o A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     o BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     o BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     o C1 -- This rating is reserved for income bonds on which no interest is being paid.

     o D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, included in Post-Effective Amendment No. 3 to File No. 33-2081, filed in April, 1988.

     (b) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 27, 2000, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-14 (File No. 333-47686) Filed on December 6, 2000.

     (c)  Not Applicable.

     (d)

     (1) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Stock Fund, Money Market Fund, Aggressive Stock Fund, and Total Return Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1989.

     (2) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Real Estate Equity and International Equity Index Funds, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1988.

     (3) Amendment No. 1 dated May 1, 1997 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, April 12, 1988, April 15, 1994 and March 14, 1996, respectively, is incorporated herein by reference, to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1997.

     (4) Amendment dated May 1, 1998 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1998 relating to the International Equity Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (5) Amendment dated April 23, 1999 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, April 12, 1988, April 15, 1994 and March 14, 1996, and April 14, 1998, respectively, filed herewith.

     (6) Amendment No. 3 dated November 1, 2000 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, relating to the Growth & Income Fund (formerly "Stock Portfolio"), Active Bond Fund (formerly "Bond Portfolio"), Money Market Fund (formerly "Money Market Portfolio"), Large Cap Growth Fund (formerly "Aggressive Stock Portfolio"), and Managed Fund (formerly "Total Return Portfolio"), filed herewith.

     (7) Amendment No. 4 dated November 1, 2000 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, relating to the Real Estate Equity Fund (formerly "Real Estate Portfolio"), filed herewith.

     (8) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 15, 1994 relating to the Short Term Bond (formerly "Short Term U.S. Bond Portfolio"), and Small/Mid Cap Growth Funds (formerly "Mid Cap Growth Portfolio"), is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1994.

     (9) Amendment No. 3, dated October 1, 2001 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 15, 1994, relating to the Short Term Bond (formerly "Short Term U.S. Bond Portfolio"), and Small/Mid Cap Growth (formerly "Mid Cap Growth"), filed herewith.

     (10) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated March 14, 1996 relating to the Small Cap Growth, Mid Cap Growth, Small Cap Equity (formerly "Small Cap Value Portfolio"), Large/Mid Cap Value II (formerly "Mid Cap Value Portfolio"), Global Balanced (formerly "International Balanced Portfolio"), International Opportunities, Large Cap Value, Global Bond (formerly "Strategic Bond"), and Equity Index is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (11) Amendment No. 2, dated May 1, 1998, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Equity Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (12) Amendment No. 3, dated May 1, 1999, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Mid Cap Value Fund, and Large Cap Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (13) Amendment No. 5, dated November 1, 2000, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Small Cap Equity Fund (formerly "Small Cap Value Portfolio"), Global Balanced Fund (formerly "International Balanced Portfolio"), and Global Bond Fund (formerly "Strategic Bond Portfolio"), filed herewith.

     (14) Amendment No. 6, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Large/Mid Cap Value II Fund (Formerly "Mid Cap Value Portfolio") and the Large Cap Value Fund, filed herewith.

     (15) Amendment No. 7, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Small Cap Growth Fund, Mid Cap Growth Fund, and International Opportunities Fund, filed herewith.

     (16) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 14, 1998, relating to the Small/Mid Cap CORE Fund, High Yield Bond Fund, Bond Index Fund, International Opportunities Fund (formerly "Global Equity Portfolio"), and Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (17) Amendment No. 2, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 14, 1998, relating to the High Yield Bond Fund and the Emerging Markets Equity Fund, filed herewith.

     (18) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Aggressive Balanced Fund, Mid Cap Blend Fund, Large Cap Aggressive Growth Fund, Small Cap Value (formerly "Small/Mid Cap Value Portfolio"), Large Cap Value CORE Fund, International Equity Index Fund (formerly "International Equities"), Fundamental Growth Fund (formerly "Fundamental Mid Cap Growth"), and Large/Mid Cap Value Fund, filed herewith.

     (19) Amendment No. 1, dated November 1, 2000, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Fundamental Growth Fund formerly "Fundamental Mid Cap Growth Portfolio"), filed herewith.

     (20) Amendment No. 2, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Small Cap Value Fund (formerly "Small/Mid Cap Value"), filed herewith.

     (21) Amendment No. 3, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the International Equity Fund, filed herewith.

     (22) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated June 1, 2000, relating to the Large Cap Value CORE II (formerly "American Leaders Large Cap Value Portfolio"), and Active Bond II (formerly "Core Bond Portfolio"), is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 21, 2001.

     (23) Amendment No. 1, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated June 1, 2000, relating to the Large Cap Value CORE II Fund (formerly "American Leaders Large Cap Value Portfolio"), and Active Bond II (formerly "Core Bond Portfolio"), filed herewith.

     (24) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 30, 2001, relating to the Health Sciences Fund, filed herewith.

     (25) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Life Insurance Company, relating to the Small Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (26) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Small Cap Equity (formerly "Small Cap Value"), Global Balanced, and Global Bond Funds, is incorporated herein by reference to the Registrant's
          Schedule 14A, filed with the Commission on September 14, 2000.

     (27) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, filed herewith.

     (28) Amendment dated July 1, 2001, to Sub-Investment Management Agreement dated November 1, 2001 among John Hancock Variable Series Trust I,
          T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, filed herewith.

     (29) Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, is incorporated herein by reference to Post Effective Amendment Number 16 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1997.

     (30) Amendment, dated April 14, 1998, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (31) Amendment, dated May 1, 2001, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, filed herewith.

     (32) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, filed herewith.

     (33) Sub-Investment Management Agreement, dated April 28, 1998, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company, relating to the Small/Mid Cap CORE Fund, incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (34) Sub-Investment Management Agreement, dated May 1, 1998 among John Hancock Variable Series Trust I, Independence International Associates, LLC, (formerly know as Independence International Associates, Inc.) and John Hancock Life Insurance Company, relating to the International Equity Index Fund, incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (35) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Life Insurance Company, relating to the Bond Index Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (36) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Life Insurance Company, relating to the Bond Index Fund, filed herewith.

     (37) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the High Yield Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (38) Sub-Investment Management Agreement, dated August 1, 1999, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company, relating to the Emerging Markets Equity Fund, filed herewith.

     (39) Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Alliance Capital Management L.P., and John Hancock Life Insurance Company, relating to the Large Cap Aggressive Growth Fund, filed herewith.

     (40) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Putnam Investment Management LLC (formerly known as "Putnam Investment Management, Inc."), and John Hancock Life Insurance Company, relating to the Fundamental Growth Fund (formerly "Fundamental Mid Cap Growth"), filed herewith.

     (41) Form of Sub-Investment Management Agreement, dated May 1, 2002, among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company relating to the International Equity Fund, filed herewith.

     (42) Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company relating to the Large Cap Value CORE Fund, filed herewith.

     (43) Amendment, dated July 1, 2001 to Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company relating to the Large Cap Value CORE Fund, filed herewith.

     (44) Sub-Investment Management Agreement, dated August 12, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company relating to the Large/Mid Cap Value Fund, filed herewith.

     (45) Sub-Investment Management Agreement, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund, filed herewith.

     (46) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund, filed herewith.

     (47) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management, Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, filed herewith.

     (48) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, filed herewith.

     (49) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, filed herewith.

     (50) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Putnam Investments (formerly known as "Putnam Investment Management, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, filed herewith.

     (51) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Managed Fund, filed herewith.

     (52) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company relating to the Managed Fund, filed herewith.

     (53) Sub-Investment Management Agreement, dated April 30, 2001, among John Hancock Variable Series Trust I, Putnam Investments (formerly known as "Putnam Investment Management LLC") relating to the Health Sciences Fund, filed herewith.

     (54) Sub-Investment Management Agreement, dated May 1, 2001 among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the Money Market Fund, filed herewith.

     (55) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (56) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I,
          T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, filed herewith.

     (57) Sub-Investment Management Agreement, dated April 29, 1988, among John Hancock Variable Series Trust I, Independence Investment Associates Inc., and John Hancock Life Insurance Company, relating to the Large Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1988.

     (58) Sub-Investment Management Agreement, dated April 15, 1994, among John Hancock Variable Series Trust I, Independence Associates Inc., and John Hancock Life Insurance Company, relating to the Short-Term Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1994.

     (59) Sub-Investment Management Agreement, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance company, relating to the Small/Mid Cap Growth Fund, filed herewith.

     (60) Amendment, dated July 1 to Sub-Investment Management Agreement, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance company, relating to the Small/Mid Cap Growth Fund, filed herewith.

     (61) Sub-Investment Management Agreement, dated May 1, 1995, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC (formerly known as John Hancock Advisers, Inc.), and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 29, 1995.

     (62) Amendment Number 1, dated November 1, 2000, to the Sub-Investment Management Agreement, dated May 1, 1995, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC (formerly known as John Hancock Advisers, Inc.), and John Hancock Life Insurance Company, related to the Active Bond Fund, filed herewith.

     (63) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance company, related to the Mid Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment Number 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (64) Amendment Number 1, dated June 7, 2000, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance Company, related to the Mid Cap Growth Fund, filed herewith.

     (65) Amendment Number 2, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance Company, related to the Mid Cap Growth Fund, filed herewith.

     (e) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), Incorporated by reference to this file 33-2081, filed in Post-Effective Amendment No. 14 on Form N-1A on February 28, 1997.

     (f)  Not Applicable.

     (g) (1) Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Equity Index and Small/Mid Cap CORE Fund, included in Post-Effective Amendment No. 10 to this File No. 33-2081, filed on March 2, 1995.

          (2) Amendment dated as of March 18, 1996 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover additional Funds, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

          (3) Amendment dated as of April 14, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

          (4) Form of Amendment dated as of July 28, 1999 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

          (5) Amendment dated as of December 18, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing "eligible foreign custodians" within the meaning of Rule 17f-5, as amended, incorporated by reference to Post-Effective Amendment No. 24 to this File No. 33-2081, Filed on April 6, 2000.

          (6) Amendment dated as of June 27, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (7) Amendment dated as of July 26, 2000 to Custodian Agreement dated January 30 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing the change in the sub-advisor of the Fundamental Growth Fund (formerly Fundamental-Mid Cap Growth), is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (8) Form of Amendment dated as of December 21, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, to reflect new names and new sub-advisors for multiple Funds as well as the deletion of International Opportunities II, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

     (h) Amendment dated April 29, 1988 to Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company, January 27, 1986, which was priorly included in Exhibit 9 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

     (i) Opinion and Consent of Counsel regarding the legality of the securities being registered, filed herewith.

     (j)  (1) Consent of Ernst & Young LLP, filed herewith.

     (j) (2) Representation of counsel as to eligibility of Rule 485(b), filed herewith.

     (j)  (2) Not Applicable.

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  Not Applicable.

     (p) Code of Ethics, adopted by the John Hancock Variable Series Trust I, its Investment Adviser and Principal Underwriter, revised May 2000, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001.

     (q) Diagram of Subsidiaries of John Hancock Financial Services, Inc., is incorporated herein by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10-K (File No. 1-15670) on March 26,
     2002).

     (r) Powers of Attorney for Elizabeth G. Cook, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan and Robert F. Verdonck, included in Post-Effective Amendment No. 25, to this File No. 33-2081 on
     May 11, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Currently, shares of the Registrant are sold only to (1) John Hancock Variable Life Accounts U, V and S, separate investment accounts created pursuant to Massachusetts law, to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"), a stock life insurance company organized under the laws of Massachusetts; (2) John Hancock Variable Annuity Accounts H, U and V, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by John Hancock Life Insurance Company, ("John Hancock"), a life insurance company organized under the laws of Massachusetts; (3) John Hancock Variable Life Insurance Account UV, a separate investment account created pursuant to Massachusetts law to fund variable life insurance policies issued by John Hancock; (4) John Hancock Variable Annuity Account I and JF, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by JHVLICO; and
(5) Separate Account IPL-1, a separate investment account created pursuant to Delaware law to fund variable life insurance policies issued by Investors Partner Life Insurance Company, ("IPL"), a life insurance company organized under the laws of Delaware. (The ten variable accounts are hereinafter referred to as "Separate Accounts.") The purchasers of variable life insurance policies and variable annuity contracts issued in connection with such Separate Accounts will have the opportunity to instruct JHVLICO, John Hancock and IPL, respectively, with regard to the voting of the Registrant's shares held by the Separate Account as to certain matters. Subject to such voting instructions, John Hancock, JHVLICO and IPL directly control the Registrant, and the Separate Accounts currently are its sole shareholders.

Subsequently, shares of the Registrant may be sold to other separate investment accounts of John Hancock, JHVLICO and IPL. A diagram of the subsidiaries of John Hancock is incorporated by reference to Item 23(q) to this Form N-1A.

ITEM 25. INDEMNIFICATION

Reference is made to Article VI of the Registrant's By-Laws (Exhibit 2 to Post-Effective Amendment No. 3 to this Registration Statement filed in April,
1988), which provides that the Trust shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Trust to the extent set forth in the Declaration of Trust.

Sections 6.3 through 6.17 of the Declaration of Trust (Exhibit 1 to Post-Effective Amendment No. 3 to this Registration Statement filed in April, 1988), relate to the indemnification of trustees, shareholders, officers and employees and are hereby incorporated by reference. It is provided that the Registrant shall indemnify any Trustee made a party to any proceeding by reason of service in that capacity if the Trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify the Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Trust unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) a majority of a quorum the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

Similar types of provisions dealing with the indemnification of the Registrant's officers and directors is included in several exhibits attached to the original filing and subsequent amendments to this Registration Statement: specifically,
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(k) to Post-Effective Amendment No. 13 to this Registration Statement filed April 30, 1996), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(g) to Post-Effective Amendment No. 9 to this Registration Statement filed March 1, 1994), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 5 Post-Effective Amendment No. 4 to this Registration Statement, filed in April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(v) to Post-Effective Amendment No. 19 to this Registration Statement filed in 1998),
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) to Post-Effective Amendment No. 23 to this Registration Statement filed on August 9, 1999), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) filed herewith). Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to this Registration Statement filed March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b to Post-Effective Amendment No. 14 to this Registration Statement filed February 28, 1997).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to any business and other connections of Registrant's investment adviser, John Hancock, is hereby incorporated by reference from the section of Part A of this Form N-1A (the "Prospectus") captioned "Management,"
Item 7 of Part II of John Hancock's Form ADV [filed separately with the Commission (File No. 801-8352)]. Information pertaining to any business and other connections of Registrant's sub-investment advisers, Independence Investment Associates, LLC (formerly known as Independence Investment Associates, Inc.) ("IIA"), John Hancock Advisers LLC (formerly known as John Hancock Advisers Inc. ("Advisers"), Capital Guardian Trust Company ("Capital Guardian") T. Rowe Price Associates, Inc. ("T. Rowe Price"), Janus Capital Corporation ("Janus"), T. Rowe Price International, Inc. ("Price International"), Goldman Sachs Asset Management ("Goldman Sachs"), Morgan Stanley Investment Management, Inc. (formerly known as Morgan Stanley Dean Witter Investment Management, Inc.)("Morgan Stanley"), Mellon Bond Associates, LLP ("Mellon"), Alliance Capital Management L.P. ("Alliance"), Putnam Investment Management, LLC ("Putnam"), SSgA Funds Management, Inc. (formerly State
Street Global Advisers, a divison of State Street Bank and Trust Company) ("SSgA") and Wellington Management Company, LLP ("Wellington"), is incorporated by reference from the section of the Prospectus captioned "Management" and Item 7 of Part II of the Forms ADV of IIA (File No. 801-15908), Advisers (File No. 801-8124), T. Rowe Price (File No. 801- 856), Janus (File No. 801-13991), Putnam
(File No. 801-7974), Price International (File No. 801-14713), Goldman Sachs (File No. 801-16048), Morgan Stanley (File No. 801-15757), Alliance (File No. 801-56720), Wellington (File No. 801-15908), Capital Guardian (File No. 801-60145), Mellon (File No. 801-28576) and SSgA (File No. 60103) filed separately with the Commission. The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of John Hancock, IIA, Advisers, T. Rowe Price, Janus, Goldman Sachs, Morgan Stanley, Alliance, SSgA and Wellington are hereby incorporated by reference, respectively, from Schedules A and D of John Hancock's Form ADV and from Schedules A and D of the Forms ADV of the sub-investment advisers.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Signator Investors, Inc. ("Signator") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Signator does not act as a principal underwriter, distributor, or investment advisor for any other investment company, except that Signator serves as the principal underwriter for the separate accounts referred to in the response to Item 24 above.

     (b) The name and principal business address of each officer, director, or partner of Signator as well as their positions and offices with Signator are hereby incorporated by reference from Schedules A and D of Signator's Form BD [filed separately with the Commission (Firm CRD No. 468)]. None of the directors or partners of Signator hold positions with the Registrant.

     (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Registrant and in such capacity keeps records regarding securities in transfer, bank statements and cancelled checks.

John Hancock, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, will serve as Registrant's transfer agent and investment adviser, and, in such capacities, will keep records regarding shareholders' account records, cancelled stock certificates, and all other records required by Section 31(a) of the Act.

IIA, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Growth & Income Fund, Large Cap Growth Fund, Managed Fund, Real Estate Equity Fund, International Equity Index Fund, and Short-Term Bond Fund.

Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Active Bond Fund, (formerly known as "Sovereign Bond") and Small Cap Growth Fund.

Alliance, 1345 Avenue of the Americas, New York, New York 10105, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Aggressive Growth Fund.

SSgA, Two International Place, Boston, Massachusetts 02110, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Equity Index Fund.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Small Cap Value Fund, Large Cap Value Fund, and the International Opportunities Fund.

Janus, 100 Fillmore Street, Denver, Colorado 80206, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Growth Fund.

Goldman Sachs, 32 Old Slip, New York, New York 10005, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap CORE Fund, and Large Cap Value CORE Fund.

Morgan Stanley, 1221 Avenue of the Americas, New York, New York 10020, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Emerging Markets Equity Fund, and the Real Estate Equity Fund.

Mellon, One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Bond Index Fund.

T. Rowe Price International, Inc. 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's interim sub-investment manager and in such capacity, will keep records related to transactions in portfolio securities of the International Opportunities B Fund (formerly Internatational Equity Fund).

Wellington, 75 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap Growth, High Yield Bond Fund, Money Market Fund, and Large/Mid Cap Value Fund.

Putnam, Putnam Investment Management LLC, One Post Office Square, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions of the Growth & Income Fund, Fundamental Growth Fund, and Health Sciences Fund.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, will serve as Registrant's sub-investment manager and in such capacity, will keep the records related to transactions of the Small Cap Equity Fund, Managed Fund, Global Balanced Fund, and the Global Bond Fund.

Janus Capital Corporation, 100 Filmore Street, Denver, Colorado 80206, will serve as Registrant's sub-invested manager and, in such capacity, will keep the records related to transactions of the Mid Cap Growth Fund.

Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C., 20007-5109; serves as counsel to Registrant and, in such capacity, retains certain records of the Trust Governance Committee of Registrant.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 12th DAY OF APRIL, 2002.

     John Hancock Variable Series Trust I

     By: /s/ Michele G. Van Leer
         -----------------------

     Michele G. Van Leer, Chairman and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     SIGNATURE                       DATE

     By: /s/ Raymond F. Skiba        April 12, 2002
         --------------------

     Raymond F. Skiba
     Treasurer (Principal Financial
     and Accounting Officer)

     By: /s/ Michele G. Van Leer     April 12, 2002
         -----------------------

     Michele G. Van Leer
     Chairman and Chief Executive Officer

For himself and as attorney-in-fact for:

Elizabeth G. Cook, Trustee

Diane C. Kessler, Trustee

Robert F. Verdonck, Trustee

Hassell H. McClellan, Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities ACt of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and Commonwealth of Massachusetts, on the 12th of April, 2002.


John Hancock Variable Series Trust I
(Registrant)


By:     /s/ Michele G. Van Leer
        -----------------------
        Michele G. Van Leer
        Chairman and Chief Executive Officer

Attest: /s/ KAREN Q. VISCONTI
        -----------------------
        Karen Q. Visconti
        Secretary